UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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the Securities Exchange Act of 1934 (Amendment No.    )
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CISCO SYSTEMS, INC.
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Message from our Chair and Chief Executive Officer

To our stockholders:
On behalf of the Board of Directors, thank you for your continued investment and trust in Cisco. We remain focused on investing strategically in innovation, driving durable growth, and helping our customers unlock the full potential of AI.

Fiscal 2026 was a record year for us. We delivered the highest revenue, non-GAAP operating margin, and earnings per employee in 30 years. This is a testament to the excellent execution by our teams and the increasingly critical role our technology plays in the AI era.

We believe the accelerating adoption of AI is fueling a multi-year networking supercycle, and Cisco is uniquely positioned to help our customers navigate this transformational technology shift. The depth and breadth of our portfolio enable us to meet our customers wherever and however they choose to deploy AI — in the public cloud, through neo or sovereign clouds, on-premise, or at the network edge.

Put simply, secure networking is essential for successful AI deployments. This represents a significant opportunity for Cisco, and we believe it’s only just beginning.

We are incredibly proud of our strong performance and all that we accomplished this past fiscal year. We delivered a record $63.3 billion in revenue in fiscal 2026, up 12% year-over-year. We achieved this while also increasing our GAAP and non-GAAP operating margin(1) by 350 basis points and 40 basis points to 24.3% and 34.8%, respectively, demonstrating continuing operating leverage. GAAP and non-GAAP earnings per share(1) were $3.33 and $4.33, up 31% and 14%, respectively, both record results and growing faster than our double-digit top line revenue growth rate.

Because of our strong financial discipline and operational efficiency, we were able to return significant value to our stockholders. In fiscal 2026, we returned a total of $12.7 billion through dividends and share repurchases, representing 99% of our free cash flow(1).

I invite you to read more about our financial performance in our 2026 Annual Report and learn more about our Purpose by visiting our Purpose Reporting Hub(2) on our website. We remain committed to engaging with our stockholders to gain valuable input on our strategy, compensation, sustainability, and governance practices. In fiscal 2026, we engaged with stockholders representing approximately 59% of Cisco’s shares outstanding at the end of the fiscal year.

It is a tremendous honor to lead this company and serve as Chair of the Board at a time of such profound technological transformation. I look forward to your participation in our 2026 Annual Meeting of Stockholders and encourage you to vote your shares by proxy and submit your questions ahead of this meeting.

Sincerely,
Chuck Robbins
Chair and Chief Executive Officer
October 29, 2026
(1)    See the Appendix for a definition of this non-GAAP measure and a reconciliation to its most directly comparable GAAP financial measure.
(2)    The content of the Purpose Report, our Purpose Reporting Hub at https://www.cisco.com/c/m/en_us/about/purpose/reporting-hub.html, and related supplemental information are not incorporated by reference into this proxy statement or in any other report or document we file with the SEC.

Notice of Annual Meeting of Stockholders

Date & Time December 15, 2026 8:00 a.m. Pacific Time	Virtual Attendance Instructions Attend the annual meeting online, including to vote and submit questions, at: www.virtualshareholdermeeting.com/CSCO2026

Record Date October 16, 2026
Electronic Delivery
If you would like to help reduce the costs incurred by our company in mailing proxy materials, please consent for electronic delivery of our proxy materials by signing up at www.proxyvote.com or scan the QR code.

Items of Business

●To elect to Cisco’s Board of Directors the following ten nominees presented by the Board: Michael D. Capellas, Mark Garrett, John D. Harris II, Dr. Kristina M. Johnson, Sarah Rae Murphy, Girish D. Rishi, Charles H. Robbins, Peter A. Shimer, Marianna Tessel, and Kevin Weil

●To vote on a non-binding advisory resolution to approve executive compensation

●To ratify the appointment of PricewaterhouseCoopers LLP as Cisco’s independent registered public accounting firm for the fiscal year ending July 31, 2027

●To vote upon two proposals submitted by stockholders, if properly presented at the annual meeting

●To act upon such other matters as may properly come before the annual meeting or any adjournments or postponements

Virtual Annual Meeting
●We are pleased to provide stockholders with the opportunity to participate in the annual meeting online, which we believe facilitates attendance and provides a consistent experience for all stockholders regardless of location.
●To participate in the virtual-only annual meeting, including to vote or submit questions, stockholders should go to the meeting website at www.virtualshareholdermeeting.com/CSCO2026, enter the 16-digit control number found on your proxy card, voting instruction form, or Notice Regarding the Availability of Proxy Materials, and follow the instructions on the website.
●If your voting instruction form or Notice Regarding the Availability of Proxy Materials does not indicate that you may vote those shares through the www.virtualshareholdermeeting.com/CSCO2026 website and it does not include a 16‑digit control number, you should contact your bank, broker, or other nominee to obtain a “legal proxy” in order to be able to participate in and vote at the annual meeting.
●Additional information regarding the virtual annual meeting can be found in the “Other Important Information About the Meeting” section on page 80.
Proxy Voting
Whether or not you participate in the annual meeting, it is important that your shares be part of the voting process. Please refer to the section entitled “Other Important Information About the Meeting” on page 80 of the Proxy Statement for a detailed description of how to vote in advance of the meeting.
Mailing Address of Corporate Headquarters
170 West Tasman Drive, San Jose, California 95134
By Order of the Board of Directors

Evan Sloves
Secretary
October 29, 2026

i	Cisco 2026 Proxy Statement

Proxy Summary

These proxy materials are provided in connection with the solicitation of proxies by the Board of Directors of Cisco Systems, Inc., a Delaware corporation, for the Annual Meeting of Stockholders to be held on December 15, 2026, and at any adjournments or postponements of such meeting. These proxy materials were first sent on or about October 29, 2026 to stockholders entitled to vote at the annual meeting.
This summary highlights selected information about the items to be voted on at the annual meeting and information contained elsewhere in this Proxy Statement. This summary does not contain all the information that you should consider in deciding how to vote, and you should read the entire Proxy Statement carefully before voting. For more complete information about these topics, please review our Annual Report on Form 10-K and the entire Proxy Statement. The information contained on cisco.com or any other website referred to in this Proxy Statement is provided for reference only and is not incorporated by reference into this Proxy Statement.
Participating in the Annual Meeting

Date and Time Tuesday, December 15, 2026 8:00 a.m. Pacific Time	Record Date October 16, 2026

Place
Attend the annual meeting online at www.virtualshareholdermeeting.com/CSCO2026 using the 16-digit control number on your Notice of Internet Availability, proxy card or voting instruction form. We encourage you to join 15 minutes before the start time.

Voting
Vote online before the annual meeting at www.proxyvote.com or attend the meeting virtually and follow the instructions on the website. For additional information regarding voting, see the section entitled “Other Important Information About the Meeting” on page 80 of this Proxy Statement.

Question and Answer Session Submit questions before the annual meeting at www.proxyvote.com after logging in with your Control Number or you can submit questions during the meeting.
Technical Difficulties
If you have difficulty accessing the annual meeting, please call the technical support telephone numbers referenced on the login page of www.virtualshareholdermeeting.com/CSCO2026.

Proxy Summary	1

Annual Meeting Proposals

Election of Directors

The Board recommends a vote FOR each director nominee	See page 17

Advisory Vote to Approve Executive Compensation

The Board recommends a vote FOR the non-binding advisory resolution to approve executive compensation	See page 28

Ratification of Independent Registered Public Accounting Firm

The Board recommends a vote FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending July 31, 2027	See page 70

Stockholder Proposal

The Board recommends a vote AGAINST the proposal submitted by a stockholder	See page 74

Stockholder Proposal

The Board recommends a vote AGAINST the proposal submitted by a stockholder	See page 77
Business Overview
Cisco designs and sells a broad range of technologies including hardware, software, and artificial intelligence (AI) powered digital infrastructure to power, help secure, and draw insights from the Internet. We are incorporating AI into our product portfolios across networking, security, collaboration and observability as well as integrating our products more tightly together into a platform. We are simplifying how our technology is delivered, managed and optimized and helping customers maximize the business value of their technology investments.
In today's fast-paced world shaped by AI, businesses and organizations globally are deploying technology to pursue their strategic objectives, from accelerating growth to enhancing operational efficiency and fostering innovation. Our strategy is to securely connect everything to make those desired outcomes possible. Our customers have three key priorities in this dynamic environment: (i) to build modern infrastructure; (ii) to protect against the cyber threats of today and tomorrow; and (iii) to harness the power of AI and data. Cisco is at the forefront of this evolution, developing innovative solutions that leverage advanced AI to deliver more valuable outcomes for our customers.

2	Cisco 2026 Proxy Statement

Governance and Board Highlights
Cisco’s Board is composed of skilled and diverse directors. The Board has established robust corporate governance practices and policies. In particular, the Board believes strongly in the value of an independent board of directors. Cisco has established a Lead Independent Director role with broad authority and responsibility, which is currently held by Mr. Capellas. See the “Governance and Board Matters” section in this Proxy Statement for more information, including:
    Our corporate governance policies, guidelines, and practices and where you can find key information regarding our corporate governance initiatives;
    Our balanced Board leadership structure and qualifications, including a robust Lead Independent Director role;
    Our Board’s role in the oversight of Cisco’s business strategy and risk management; and
    Our fiscal 2026 stockholder engagement program, where we engaged with stockholders representing approximately 59% of shares outstanding at the end of the fiscal year, including 70% of our top 30 stockholders.
Board Skills and Attributes
The below chart summarizes key qualifications, skills and attributes for our director nominees.

Proxy Summary	3

Board of Directors Overview

				Committees
	Age	Director Since	Independent	Audit	Comp & Mgmt Dev	Nom & Gov	Public Policy

Michael D. Capellas LEAD INDEPENDENT DIRECTOR Founder and Chief Executive Officer, Capellas Strategic Partners	72	2006

Mark Garrett Former Chief Financial Officer, Adobe Systems Incorporated	68	2018

John D. Harris II Former Vice President of Business Development, Raytheon Company	65	2021

Dr. Kristina M. Johnson Former President, The Ohio State University	69	2012

Sarah Rae Murphy Former Chief Procurement Officer and Senior Vice President of Global Sourcing, United Airlines Holdings, Inc.	43	2022

Girish D. Rishi Chief Executive Officer, Cognite LLC	57	2026

Charles H. Robbins CHAIR Chief Executive Officer, Cisco	60	2015

Peter A. Shimer Former Chief Operating Officer, Deloitte	64	2026

Marianna Tessel Former Executive Vice President and General Manager, Small Business Group, Intuit Inc.	58	2021

Kevin Weil Chief Executive Officer, Warp Sciences	43	2025

Key to Abbreviated Committees	Comp & Mgmt Dev	Compensation and Management Development Committee	Member
	Nom & Gov	Nomination and Governance Committee	Chair

4	Cisco 2026 Proxy Statement

Executive Compensation Highlights
Our pay practices align with our pay-for-performance philosophy and underscore our commitment to sound compensation and governance practices.
    Compensation philosophy designed to attract and retain, motivate performance, and reward achievement
    Performance measures aligned with stockholder interests
    Majority of annual total direct compensation (“TDC”) is performance-based
    No dividends paid or dividend equivalents settled on unvested awards

    Independent Compensation Committee
    Independent compensation consultant
    Comprehensive annual compensation program risk assessment
    Annual compensation peer group review
    Caps on incentive compensation
    None of our executive officers have employment, severance or change in control agreements
    Stock ownership guidelines and holding requirements
    Compensation recoupment (clawback) policy
    All perquisites to executive officers subject to Compensation Committee approval
    No single-trigger vesting of equity award grants
    No stock option repricing or cash-out of underwater equity awards
    No supplemental executive retirement plan or executive defined benefit pension plan
    No golden parachute tax gross-ups
    Broad anti-pledging and anti-hedging policies

Proxy Summary	5

Governance and Board Matters

Corporate Governance
Policies, Guidelines, and Practices
Cisco is committed to stockholder-friendly corporate governance. The Board of Directors has adopted clear corporate policies that promote excellence in corporate governance. We have adopted policies, guidelines, and practices that are consistent with our commitment to transparency and best-in-class practices, as well as to ensure compliance with the rules and regulations of the Securities and Exchange Commission (“SEC”), the listing requirements of The Nasdaq Stock Market LLC (“Nasdaq”), and applicable corporate governance requirements. Key information regarding our corporate governance initiatives can be found in the Governance section of our Investor Relations website at investor.cisco.com which also includes our corporate governance guidelines, our Code of Business Conduct (“COBC”), and the charter for each Board committee.
Key Corporate Governance Policies, Guidelines, and Practices
    Annual elections of directors since our initial public offering
    Majority voting for uncontested elections of directors
    Majority of our Board is independent of Cisco
    A robust Lead Independent Director role with broad authority and responsibility
    Independent members of the Board meet regularly without the presence of management
    Stockholders may recommend a director nominee to our Nomination and Governance Committee
    Stockholders that meet eligibility requirements may submit director candidates for election in our proxy statement through our proxy access bylaw provision
    Stockholders have the right to take action by written consent
    Stockholders owning 10% of the outstanding shares of our common stock have the right to call a special meeting
    No poison pill
    All members of key committees of our Board – the Audit Committee, the Compensation and Management Development Committee (the “Compensation Committee”), and the Nomination and Governance Committee – are independent
    Charters of each Board committee clearly establish the committees’ respective roles and responsibilities
    We have a clear COBC that is monitored by our ethics office and is annually affirmed by our employees
    Our ethics office has a hotline available to all employees
    Our Audit Committee has procedures in place for the anonymous submission of employee complaints on accounting, internal accounting controls, or auditing matters
    We have adopted a code of ethics that applies to our principal executive officer and all members of our finance department, including the principal financial officer and principal accounting officer
    Our internal audit function maintains critical oversight over the key areas of our business and financial processes and controls, and reports directly to our Audit Committee
    A compensation recoupment (clawback) policy that applies to our executive officers
    Stock ownership guidelines and holding requirements for our non-employee directors and executive officers

6	Cisco 2026 Proxy Statement

Insider Trading Arrangements and Policies
We are committed to promoting high standards of ethical business conduct and compliance with applicable laws, rules and regulations. As part of this commitment, we have adopted an Insider Trading Policy governing transactions in our securities by our directors, employees, contractors, consultants and other personnel providing services to Cisco, as well as by Cisco itself, that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations and Nasdaq listing standards. A copy of our Insider Trading Policy was filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended July 25, 2026.
Public Policy Engagements
Information about our public policy engagement approach, including our policy priorities, our limitations relating to public policy-related activities, and the manner in which we disclose our public policy efforts (including annual payments to trade associations and political action committee contributions), is disclosed on our public website at https://www.cisco.com/c/en/us/about/government-affairs.html. In part as a result of proactive engagement with our stockholders, we regularly review and update this web page.
Stockholder Engagement
We recognize the importance of regular and transparent communication with our stockholders. Each year, we continually engage with a significant portion of stockholders including our top institutional investors, with the participation as appropriate of our Chair and Chief Executive Officer (“CEO”), Chief Financial Officer, other members of the Executive Leadership team, the chair of our Compensation Committee, the office of the Secretary, and various other subject matter experts from across the company. In fiscal 2026, Cisco engaged in outreach with investors representing approximately 59% of shares outstanding at the end of the fiscal year, and held meetings, conference calls and/or corresponded with investors representing approximately 33% of our outstanding shares at the end of the fiscal year, including 70% of our 30 largest stockholders. We engaged with these stockholders on a variety of topics, including our business performance and long-term strategy, corporate governance and risk management practices, board leadership, corporate responsibility initiatives, our executive compensation program, and other matters of stockholder interest.
Board of Directors
Our Board is committed to strong corporate governance structures and practices that help Cisco build long-term stockholder value. Our Board believes strongly in the value of an independent board of directors and has established a Lead Independent Director role with broad authority and responsibility, as described further below. Additionally, our Board is composed of skilled and diverse directors.
Board Independence
Our Board believes strongly in the value of an independent board of directors. Other than Mr. Robbins, our CEO, all members of our Board are independent. Independent Board members have consistently comprised over 75% of the members of our Board. Additionally, all members of our Board committees, including the Audit Committee, the Compensation Committee and the Nomination and Governance Committee, are independent. The independent members of the Board also meet regularly during executive sessions of the Board without management present, and the Lead Independent Director, Mr. Capellas, chairs those sessions.
Board Leadership Structure
The Board believes it should maintain flexibility to determine the Board leadership structure from time to time. Our policies do not preclude our CEO from also serving as Board Chair. For instance, Mr. Robbins, our CEO, currently serves as Board Chair. The Board believes our current leadership structure, which includes a strong Lead Independent Director, provides appropriate balance and currently is in the best interest of Cisco and our stockholders. The broad authority and oversight given to the Lead Independent Director role, as described in detail below, helps ensure a strong independent and active Board. Additionally, the Board believes that Mr. Robbins’ demonstrated leadership during his tenure at Cisco, and his ability to speak as both Board Chair and CEO, provides a strong unified leadership for Cisco.

Governance and Board Matters	7

Lead Independent Director
The Lead Independent Director is elected by and from the independent directors. Each term of service for the Lead Independent Director position is one year, and the Lead Independent Director has the following responsibilities:
●Authority to call meetings of the independent directors
●Presides at all meetings of the Board at which the Board Chair is not present, including executive sessions of the independent directors (during which Cisco’s strategy is reviewed and other topics are discussed)
●Serves as principal liaison between the independent directors and the Chair and CEO
●Communicates from time to time with the Chair and CEO and disseminates information to the rest of the Board as appropriate
●Provides leadership to the Board if circumstances arise in which the role of the Board Chair may be, or may be perceived to be, in conflict
●Reviews and approves agendas and meeting schedules to assure that there is sufficient time for discussion of all agenda items, and information provided to the Board (including the quality, quantity, and timeliness of such information)
●Being available, as appropriate, for consultation and direct communication with major stockholders and other stakeholders
●Presides over the annual performance evaluation of the Board, including the performance evaluation of each Board committee and individual Board members
●Facilitates the Board’s performance evaluation of the CEO in conjunction with the Compensation Committee
In connection with Mr. Capellas’ appointment as Lead Independent Director, the Board considered his demonstrated leadership during his tenure as a member of the Board, and also his leadership during his tenure as chair of the Nomination and Governance Committee and the Public Policy Committee, and as chair of former standing committees, including the Acquisition Committee and the Finance Committee, and believes his ability to act as a strong Lead Independent Director provides balance in Cisco’s leadership structure and is in the best interest of Cisco and its stockholders.
Board Committees and Meetings
Cisco currently has four standing committees: the Audit Committee, the Compensation Committee, the Nomination and Governance Committee, and the Public Policy Committee. Each of the standing committees has a written charter approved by the Board. A copy of each charter can be found on the “Committees” web page, which is located in the Corporate Governance section of our Investor Relations website at investor.cisco.com.
During fiscal 2026, the Board held 14 meetings. During this period, all of the incumbent directors attended at least 75% of the aggregate of the total number of meetings of the Board and the committees of the Board on which each such director served, during the period for which such director served. Cisco’s directors are strongly encouraged to attend the annual meeting. All of Cisco’s directors who were then serving on the Board attended last year’s annual meeting.

8	Cisco 2026 Proxy Statement

Audit Committee 13 Meetings

	Mark Garrett (Chair)	John D. Harris II	Sarah Rae Murphy	Peter A. Shimer
Responsibilities and Duties Include:
●Directly responsible for the appointment, determination of the compensation for, retention, and oversight of the performance of the independent registered public accounting firm
●Reviews the financial information which will be provided to stockholders and others, including the quarterly and year-end financial results
●Reviews the system of internal controls which management and the Board have established
●Reviews the financial and risk management policies (including cybersecurity and data protection, insurance, currency, interest rate and equity risk management policies and programs)
●Reviews policies and programs for addressing cybersecurity and data protection
●Oversees accounting and financial reporting processes and the audits of Cisco's financial statements
●Pre-approves audit and permissible non-audit services provided by the independent registered public accounting firm
●Reviews the hiring policies for any employees or former employees of the independent registered public accounting firm
●Oversees and reviews related party transactions
●Establishes procedures for the receipt, retention, and treatment of complaints received by Cisco regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters
●Reviews annually the responsibilities and activities for the prior and upcoming fiscal year of each of our internal audit and compliance functions, including the internal audit charter, risk-based internal audit plan, and the audit functions’ budget and staffing
●Reviews activities related to coordinating, developing, and maintaining our enterprise risk management program
●Meets separately in periodic executive sessions with each of management, the head of our internal audit function, and the independent registered public accounting firm
●Reviews and approves the global investment policy
●Reviews Cisco's capital structure and capital allocation strategy, including dividends and the stock repurchase program
●Reports to the Board on a regular basis on the major events covered by the Audit Committee and makes recommendations to the Board and management concerning these matters
Composition of the Committee
●Each member of this committee has been determined by the Board to be an "audit committee financial expert" as defined in Item 407(d) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
●Each member of this committee is an independent director and meets each of the other requirements for audit committee members under applicable Nasdaq listing standards
The members of the Audit Committee during fiscal 2026 were: Mark Garrett (Chair), John D. Harris II, and Sarah Rae Murphy for all of fiscal 2026, and Peter A. Shimer since May 2026.

Governance and Board Matters	9

Compensation and Management Development Committee 5 Meetings

	Dr. Kristina M. Johnson (Chair)	John D. Harris II	Marianna Tessel

Responsibilities and Duties Include:
●Reviews, annually, and approves corporate goals and objectives relevant to executive compensation and evaluates performance in light of those goals
●Reviews and approves our compensation to executive officers
●Approves any perquisites, cash payments and other compensation and benefit arrangements to executive officers
●Reviews matters related to management performance, compensation and succession planning, including review and approval of CEO succession planning
●Reviews and oversees the development and implementation of our practices, strategies, and policies used for recruiting, managing, and developing employees (i.e., human capital management)
●Reviews, annually, and approves our compensation strategy to help ensure that it promotes stockholder interests and supports our strategic and tactical objectives and that it provides appropriate rewards and incentives for management and employees, including review of compensation-related risk management
Composition of the Committee
●Each member of this committee is an independent director under applicable Nasdaq listing standards, including the additional independence requirements specific to compensation committee membership
●Each member of this committee is a “non-employee director” as defined in Rule 16b-3 under the Exchange Act
The members of the Compensation Committee during fiscal 2026 were: Dr. Kristina M. Johnson (Chair) until December 2025 and again since April 2026 when she was appointed Chair of the Compensation Committee, John D. Harris II until August 2025 and again since December 2025, and Marianna Tessel since August 2025. Daniel H. Schulman, a former Board member, served as Chair of the Compensation Committee until April 2026.
Executive Compensation
For fiscal 2026, the Compensation Committee performed the above oversight responsibilities and duties by, among other things, conducting an evaluation of the design of our executive compensation program, in light of our risk management policies and programs. For additional information regarding the Compensation Committee’s risk management review, see the “Executive Compensation Governance Components” section of the Compensation Discussion and Analysis (“CD&A”).
The Compensation Committee has the exclusive authority and responsibility to determine all aspects of executive compensation packages for executive officers. During fiscal 2026, the Compensation Committee retained Exequity LLP (“Exequity”) as its independent compensation consultant to help the Compensation Committee establish and implement its compensation philosophy, to evaluate compensation proposals recommended by management, and to provide advice and recommendations on competitive market practices and specific compensation decisions for executive officers. The Compensation Committee retains and does not delegate any of its exclusive power to determine all matters of executive compensation and benefits, although the CEO and the People and Communities organization present compensation and benefit proposals to the Compensation Committee. Exequity worked directly with the Compensation Committee (and not on behalf of management) to assist the Compensation Committee in satisfying its responsibilities and did not undertake projects for management except at the request of the Compensation Committee chair and in the capacity of the Compensation Committee’s agent. During fiscal 2026, Exequity performed no other consulting or other services for Cisco management and did not undertake any projects for management. For additional description of the Compensation Committee’s processes and procedures for consideration and determination of executive officer compensation, see the “Compensation Committee Matters – Executive Compensation – CD&A” section in this Proxy Statement.

10	Cisco 2026 Proxy Statement

Compensation Committee Interlocks and Insider Participation
No member of the Compensation Committee was, at any time during fiscal 2026 or at any other time, an officer or employee of Cisco, and no member had any relationship with Cisco requiring disclosure under Item 404 of Regulation S-K under the Exchange Act. No executive officer of Cisco has served on the board of directors or compensation committee of any other entity that has or has had one or more executive officers who served as a member of the Board or the Compensation Committee during fiscal 2026.

Nomination and Governance Committee 7 Meetings

	Michael D. Capellas (Chair)	Mark Garrett	Dr. Kristina M. Johnson
Responsibilities and Duties Include:
●Oversees, reviews, and makes periodic recommendations concerning our corporate governance policies
●Reviews and assesses director independence
●Makes recommendations regarding the size, structure and composition of the Board and its committees
●Oversees the annual Board performance evaluation process
●Recommends candidates for election to the Board
●Reviews and recommends compensation for non-employee members of the Board
●Reviews acquisition strategies with management and approve acquisitions or investments up to $2 billion per transaction in cash, stock, or a combination thereof
Composition of the Committee
●Each member of this committee is an independent director under applicable Nasdaq listing standards
The members of the Nomination and Governance Committee during fiscal 2026 were: Michael D. Capellas (Chair) and Mark Garrett, both for all of fiscal 2026, and Dr. Kristina M. Johnson since April 2026. Daniel H. Schulman, a former Board member, served on the Nomination and Governance Committee until April 2026.
Director Compensation
Cisco’s director compensation program is designed to attract and retain highly qualified non-employee directors and to address the time, effort, expertise, and accountability required of active board membership. In connection with reviewing and recommending compensation for non-employee directors, the Nomination and Governance Committee retained Exequity as its independent compensation consultant during fiscal 2026. The Nomination and Governance Committee makes recommendations to the Board regarding compensation for non-employee directors using a process similar to the one used by the Compensation Committee for determining compensation for Cisco’s executive officers. Generally, the Nomination and Governance Committee annually reviews the market practice for non-employee director compensation for companies in Cisco’s peer group (as set forth in the CD&A) in consultation with its independent compensation consultant and assesses whether the total compensation of our non-employee directors and each element of our non-employee director compensation program continues to be competitive with the market for qualified directors, incorporates best practices and aligns the interests of our non-employee directors with the long-term interests of our stockholders.

Governance and Board Matters	11

Director Nominations
Stockholders may recommend a director nominee to Cisco’s Nomination and Governance Committee. In recommending candidates for election to the Board, the Nomination and Governance Committee considers nominees recommended by directors, officers, employees, stockholders and others, using the same criteria to evaluate all candidates. The Nomination and Governance Committee reviews each candidate’s qualifications, including whether a candidate possesses any of the specific qualities and skills desirable in certain members of the Board. Evaluations of candidates generally involve a review of background materials, internal discussions, and interviews with selected candidates as appropriate. The Nomination and Governance Committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees. Upon selection of a qualified candidate, the Nomination and Governance Committee recommends the candidate for consideration by the full Board.
For more detailed information on how to recommend a prospective nominee for the Nomination and Governance Committee’s consideration or to submit a nominee for inclusion in Cisco’s proxy materials pursuant to the proxy access provisions of Cisco’s bylaws, see the “Other Important Information About the Meeting – Stockholder Proposals and Nominations for 2027 Annual Meeting of Stockholders” section.

Public Policy Committee 5 Meetings

	Michael D. Capellas (Chair)	Dr. Kristina M. Johnson	Kevin Weil

Responsibilities and Duties Include:
●Reviews and discusses with management, and brings to the attention of the Board, as appropriate, the initiatives, policies, programs, and strategies relating to public policy matters, including but not limited to, trade, supply chain, digital sovereignty, regulatory and government affairs, and AI governance
●Reviews and discusses with management and brings to the attention of the Board, as appropriate, external legislative, regulatory, and public policy developments and trends that could affect our business activities, performance, and reputation
●Reviews the outcomes of the Cisco Foundation and Cisco’s charitable giving, and reviews the policies and guidelines for Cisco’s charitable programs
Composition of the Committee
The members of the Public Policy Committee during fiscal 2026 were: Michael D. Capellas (Chair) for all of fiscal 2026, Kevin Weil since August 2025, and Dr. Kristina M. Johnson since December 2025. Wesley G. Bush, a former Board member, served on the Public Policy Committee until December 2025.
Board’s Role in Strategy
One of the Board’s key responsibilities is overseeing management’s formulation and execution of Cisco’s strategy. Throughout the year, our CEO, the executive leadership team, and other leaders from across the organization provide detailed business and strategy updates to the Board. During these updates, the Board engages with the executive leadership team and other business leaders regarding various topics, including business strategy and initiatives, capital allocation, portfolio updates, the competitive landscape, talent and culture, other matters affecting our long-term strategy (including our environmental impact and human rights implications of Cisco product development and sales), and regulatory developments. Additionally, on an annual basis, the Board reviews and approves Cisco’s financial plan. The Lead Independent Director chairs regularly scheduled executive sessions of the independent directors, without Cisco management present, during which Cisco’s business strategy is reviewed and other topics are discussed.

12	Cisco 2026 Proxy Statement

Board’s Role in Risk Oversight
We believe that risk is inherent in innovation and the pursuit of long-term growth opportunities. Our management is responsible for day-to-day risk management activities. The Board, acting directly and through its committees, is responsible for the oversight of our risk management. With the oversight of the Board, our management team has implemented practices, processes and programs designed to help manage the risks to which we are exposed in our business and to align risk-taking appropriately with our efforts to increase stockholder value.
Cisco’s enterprise risk management (“ERM”) program is designed to work across the organization to identify, evaluate, govern and manage risks, as well as our response to those risks. This risk assessment process considers the time horizons of identified risks, such that the management of significant risks can be prioritized, in part, based on the timeframe of such risks. Our internal audit function manages the enterprise ERM program and performs an annual risk assessment which is utilized by the ERM program, which is informed by industry trends, benchmarking and third-party professionals. The structure of the ERM program includes both an ERM operating committee consisting of members of senior management, including our Chief Compliance Officer, who reports directly to our Chief Legal Officer, that focuses on risk management-related topics, and an ERM executive committee consisting of members of our executive leadership team.
Our Board directly and through its Audit Committee oversees our financial and risk management policies, including risk management policies and programs related to cybersecurity and data protection, currency, interest rate, equity, and insurance risk, receives regular reports on ERM from the chair of the ERM operating committee. Additionally, the Audit Committee receives regular reports on cybersecurity and privacy risks, priorities, and focus areas from our Chief Security and Trust Officer at least four times per year and receives a live presentation from our Chief Security and Trust Officer two or more times per year. As part of its responsibilities and duties, the Audit Committee reviews our policies and programs for addressing data protection, including both privacy and security, including with respect to (a) our products and services, (b) the servers, data centers, networks, systems, and cloud-based services operated or enabled by Cisco, or by third parties upon which Cisco relies, on or through which Cisco’s and third-party data are stored, processed, or can be accessed. Our Board also receives regular updates from the Audit Committee on its oversight activities and, on occasion, receives updates directly from our Chief Security and Trust Officer. Additionally, the Chief Security and Trust Officer provides more frequent updates to the Board and Audit Committee if necessary due to a cybersecurity threat, incident, or other development. For more information on our oversight of cybersecurity risk, please see Item 1C. “Cybersecurity” in Cisco’s Annual Report on Form 10-K for fiscal 2026, which accompanies this Proxy Statement. The Audit Committee also oversees Cisco’s investment policy and certain other activities of our treasury function.
As part of the overall risk oversight framework, other committees of the Board also oversee certain categories of risk associated with their respective areas of responsibility. For example, the Compensation Committee oversees compensation-related risk management, as discussed in the “Governance and Board Matters – Corporate Governance – Board of Directors – Board Committees and Meetings – Compensation and Management Development Committee” and “Compensation Committee Matters – Executive Compensation – CD&A” sections in this Proxy Statement. Each committee reports regularly to the full Board on its activities. In addition, the Board participates in regular discussions with management on many core subjects, including strategy, operations, information systems, finance, legal and public policy matters, in which risk oversight is an inherent element. The Board believes the leadership structure described in the “Governance and Board Matters – Corporate Governance – Board of Directors – Board Leadership Structure” section facilitates the Board’s oversight of risk management because it allows the Board, with leadership from the Lead Independent Director and working through its committees, including the independent Audit Committee, to proactively participate in the oversight of management’s actions.

Governance and Board Matters	13

Director Nominee Qualifications, Skills and Attributes
The table below summarizes key qualifications, skills and attributes most relevant to the decision to nominate our director candidates to serve on the Board. A mark indicates a specific area of focus or experience on which the Board relies most. The lack of a mark does not mean the director nominee does not possess that qualification or skill. Each director nominee biography in “Governance and Board Matters – Proposal No. 1 – Election of Directors” below describes each nominee’s qualifications and relevant experience in more detail.

	Capellas	Garrett	Harris	Johnson	Murphy	Rishi	Robbins	Shimer	Tessel	Weil

Leadership

Technology

Financial Experience

Global Business

Sales and Marketing

Academia

Public Company Board Experience

Demographic Background

Gender	M	M	M	F	F	M	M	M	F	M

Ethnicity	White	White	Black or African American Native American	White	White	Asian	White	White	White	White

Board Performance Evaluation Process
The Board recognizes that a robust and constructive performance evaluation process is an essential component of Board effectiveness. As such, the Board conducts an annual performance evaluation that is intended to determine whether the Board, each of its committees, and individual Board members are functioning effectively, and to provide them with an opportunity to reflect upon and improve processes and effectiveness. This annual performance evaluation is designed to identify any themes or issues that have emerged. The Nomination and Governance Committee oversees this process, which is led by the Lead Independent Director. As part of this process, the Lead Independent Director conducts discussions with Board members to obtain their assessment of the effectiveness and performance of the Board and Board members. The Board considers the results and ways in which its processes and effectiveness may be enhanced.

14	Cisco 2026 Proxy Statement

Board Refreshment
We regularly evaluate the need for Board refreshment. The Nomination and Governance Committee and the Board are focused on identifying individuals whose skills and experiences will enable them to make meaningful contributions to the shaping of Cisco’s business strategy. In April 2026 and October 2026, respectively, the Board appointed Peter A. Shimer and Girish D. Rishi as directors, in each case upon the recommendation of the Nomination and Governance Committee. For more information on the skills and experience of Mr. Shimer and Mr. Rishi, see “Governance and Board Matters — Proposal No. 1 — Election of Directors.”
As part of its consideration of director succession, the Nomination and Governance Committee from time-to-time reviews, including when considering potential candidates, the appropriate skills and characteristics required of Board members such as diversity of business experience, viewpoints and personal background, and diversity of skills in technology, finance, marketing, international business, financial reporting and other areas that are expected to contribute to an effective Board. In evaluating potential candidates for the Board, the Nomination and Governance Committee considers these factors in the light of the specific needs of the Board at that time. Additionally, due to the global and complex nature of our business, the Board believes it is important to include individuals with diversity of race, ethnicity, gender, sexual orientation, age, education, cultural background, and professional experiences, and those factors are considered in evaluating board candidates in order to provide practical insights and diverse perspectives.
Cisco’s corporate governance guidelines provide that any non-employee director who has served for a total of 20 years of service will not be re-nominated for election at the next annual meeting of stockholders, absent special circumstances.
Further, the corporate governance guidelines provide that the Board will take into consideration the age of any current or prospective Board member whose age would be 72 or older when elected, re-elected, or appointed to the Board and, before nominating or appointing such Board member, the Board will make an affirmative determination that it is in the best interests of Cisco and its stockholders for that individual to serve on the Board. The average tenure of the director nominees is approximately 6.8 years.
In connection with its decision to nominate Mr. Capellas, a director who is 72 years old and has served on the Board since 2006, for election at the Annual Meeting, as presented in “Governance and Board Matters — Proposal No. 1 — Election of Directors” below, the Board and Nomination and Governance Committee considered his qualifications and contributions to the Board, including his leadership and experience as Lead Independent Director, his role in Board succession and transition, his knowledge of the Company and its business, and the value of continuity and institutional knowledge in light of recent departures from the Board, and determined that notwithstanding the foregoing age and tenure guidelines, it was in the best interests of the Company and its stockholders to nominate him for election at the Annual Meeting and permit him to serve for a new term, if elected.
The Nomination and Governance Committee and the Board regularly evaluate the key qualifications, skills and attributes required in order to effectively refresh the Board with engaged and dynamic leaders with a proven business track record who will bring fresh perspectives to the Board while maintaining the productive working dynamics and collegiality of the Board. The brief biographical description of each nominee set forth in the “Governance and Board Matters – Proposal No. 1 – Election of Directors – Business Experience and Qualifications of Nominees” section and the matrix set forth in “Governance and Board Matters – Corporate Governance – Board of Directors – Director Nominee Qualifications, Skills and Attributes” section above include the primary individual experience, qualifications, attributes, and skills of each of our directors that led to the conclusion that each director should serve as a member of the Board at this time.
Six of our independent director nominees have joined our Board since 2021, representing 67% of our independent Board member nominees.

Governance and Board Matters	15

Stockholder Communications with the Board
Stockholders may communicate with our Board through Cisco’s Secretary by sending an email to bod@cisco.com, or by writing to the following address:
Board of Directors
c/o Evan Sloves, Secretary
Cisco Systems, Inc.
170 West Tasman Drive
San Jose, California 95134
Stockholders also may communicate with the Board’s Compensation Committee through Cisco’s Secretary by sending an email to compensationcommittee@cisco.com, or by writing to the following address:
Compensation and Management Development Committee
c/o Evan Sloves, Secretary
Cisco Systems, Inc.
170 West Tasman Drive
San Jose, California 95134
Cisco’s Secretary will forward all correspondence to the Board or the Compensation Committee, except for spam, junk mail, mass mailings, product or service complaints or inquiries, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate material. Cisco’s Secretary may forward certain correspondence, such as product-related inquiries, elsewhere within Cisco for review and possible response.

16	Cisco 2026 Proxy Statement

Election of Directors

The names of persons who are nominees for director and their current positions and offices with Cisco are set forth in the table below. The proxy holders intend to vote all proxies received by them for the nominees listed below unless otherwise instructed. Each of the current directors has been nominated for election by the Board upon recommendation by the Nomination and Governance Committee and has decided to stand for election.
The Board appointed Peter A. Shimer to the Board in April 2026 and Girish D. Rishi to the Board in October 2026 upon recommendation of the Nomination and Governance Committee. Mr. Shimer and Mr. Rishi were brought to the attention of the Nomination and Governance Committee as potential candidates by a third-party search firm and by one of Cisco’s independent, non-management directors, respectively.

Director Nominees	Positions and Offices Held with Cisco	Age	Director Since	Other Public Company Boards

Michael D. Capellas	Lead Independent Director	72	2006	0

Mark Garrett	Director	68	2018	2

John D. Harris II	Director	65	2021	3

Dr. Kristina M. Johnson	Director	69	2012	3

Sarah Rae Murphy	Director	43	2022	0

Girish D. Rishi	Director	57	2026	1

Charles H. Robbins	Chair and CEO	60	2015	1

Peter A. Shimer	Director	64	2026	3

Marianna Tessel	Director	58	2021	0

Kevin Weil	Director	43	2025	0

Governance and Board Matters	17

Business Experience and Qualifications of Nominees

Michael D. Capellas		LEAD INDEPENDENT DIRECTOR

Age: 72 Director Since: 2006 Committee Memberships: Nomination and Governance (Chair), Public Policy (Chair)	Other public company directorships None
Former public company directorships in the past 5 years
●Cellebrite DI Ltd. (ended in 2026)
●The Beauty Health Company (ended in 2025)
●Flex Ltd. (ended in 2024)
●Elliott Opportunity II Corp. (ended in 2023)

Business Experience
Mr. Capellas has served as founder and Chief Executive Officer of Capellas Strategic Partners since November 2012. He served as Chair of the Board of VCE Company, LLC (“VCE”) from January 2011 until November 2012 and as Chief Executive Officer of VCE from May 2010 to September 2011. Mr. Capellas was the Chair and Chief Executive Officer of First Data Corporation from September 2007 to March 2010. From November 2002 to January 2006, he served as Chief Executive Officer of MCI, Inc. (“MCI”), previously WorldCom. From November 2002 to March 2004, he was also Chair of the Board of WorldCom, and he continued to serve as a member of the board of directors of MCI until January 2006. Mr. Capellas left MCI as planned in early January 2006 upon its acquisition by Verizon Communications Inc. Previously, Mr. Capellas was President of Hewlett-Packard Company (“Hewlett-Packard”) from May 2002 to November 2002. Before the merger of Hewlett-Packard and Compaq Computer Corporation (“Compaq”) in May 2002, Mr. Capellas was President and Chief Executive Officer of Compaq, a position he had held since July 1999, and Chair of the Board of Compaq, a position he had held since September 2000. Mr. Capellas held earlier positions as Chief Information Officer and Chief Operating Officer of Compaq.
Qualifications
Mr. Capellas brings to the Board experience in executive roles and a background of leading global organizations in the technology industry. Through this experience, he has developed expertise in several valued areas including strategic product development, business development, sales, marketing, and finance. Mr. Capellas also has experience serving as a public company outside director.

Mark Garrett		INDEPENDENT DIRECTOR

Age: 68 Director Since: 2018 Committee Memberships: Audit (Chair), Nomination and Governance	Other public company directorships ●GoDaddy Inc. ●Snowflake Inc.	Former public company directorships in the past 5 years ●NightDragon Acquisition Corp. (ended in 2022) ●Pure Storage, Inc. (ended in 2021)

Business Experience
Mr. Garrett has served as a Senior Advisor at Permira since June 2021. Mr. Garrett served as Executive Vice President and Chief Financial Officer of Adobe Systems Incorporated from February 2007 to April 2018. From January 2004 to February 2007, Mr. Garrett served as Senior Vice President and Chief Financial Officer of the Software Group of EMC Corporation (“EMC”). From August 2002 to January 2004 and from 1997 to 1999, Mr. Garrett served as Executive Vice President and Chief Financial Officer of Documentum, Inc., including through its acquisition by EMC in December 2003.
Qualifications
Mr. Garrett brings to the Board extensive history of leadership in finance and accounting in the technology industry, including experience in product and business model transition and transformation to the cloud. Mr. Garrett also has experience serving as a public company outside director.

18	Cisco 2026 Proxy Statement

John D. Harris II		INDEPENDENT DIRECTOR

Age: 65 Director Since: 2021 Committee Memberships: Audit, Compensation	Other public company directorships ●Exxon Mobil Corporation ●Flex Ltd. ●Kyndryl Holdings, Inc.	Former public company directorships in the past 5 years None

Business Experience
Mr. Harris served as Vice President of Business Development of Raytheon Company (“Raytheon”) and Chief Executive Officer of Raytheon International, Inc. from September 2013 to April 2020. Mr. Harris joined Raytheon in 1983 and throughout his career at Raytheon, he held various leadership positions, including serving as General Manager of Raytheon’s Intelligence, Information and Services business, President of Raytheon Technical Services Company, Vice President of Operations and Contracts for Raytheon’s former Electronic Systems business, Vice President of Contracts for Raytheon’s government and defense businesses, and Vice President of Contracts and Supply Chain for Raytheon Company. In 2010, Mr. Harris was honored with the prestigious Black Engineer of the Year Award.
Qualifications
Mr. Harris brings to the Board an extensive history of leadership in sales and marketing, supply chain management, international business and government relations operations functions, including expertise in both technology and manufacturing industries. Mr. Harris also has experience serving as a public company outside director.

Dr. Kristina M. Johnson		INDEPENDENT DIRECTOR

Age: 69 Director Since: 2012 Committee Memberships: Compensation (Chair), Nomination and Governance, Public Policy	Other public company directorships ●Infleqtion, Inc. ●Minerals Technologies, Inc. ●Qnity Electronics, Inc.	Former public company directorships in the past 5 years ●DuPont de Nemours, Inc. (ended in 2025)

Business Experience
Dr. Kristina M. Johnson has held leadership positions in academia, industry and government, including service as Managing Partner of Catalyzer Ventures since May 2025 and as CEO of Johnson Energy Holdings, LLC since May 2024; President of The Ohio State University from September 2020 to May 2023; chancellor of the State University of New York from September 2017 to August 2020; co-founder and CEO of hydropower companies, Enduring Hydro, LLC and Cube Hydro Partners, LLC from 2011 to 2017; Undersecretary of Energy at the U.S. Department of Energy from May 2009 to October 2010; senior vice president and provost at The Johns Hopkins University from 2007 to 2009; and dean of engineering at Duke University from 1999 to 2007. Dr. Johnson’s pioneering work in liquid-crystal on silicon micro-displays, polarization optics and imaging at the University of Colorado Boulder was spun off into several companies, including ColorLink, Inc., which helped create modern 3D movies such as Avatar and hundreds of others. Dr. Johnson was inducted into the National Inventors Hall of Fame, is a member of the National Academy of Engineering and the National Academy of Inventors, has received the John Fritz Medal, widely regarded as the highest award given by the engineering societies, and is a 2025 recipient of the National Medal of Technology and Innovation. Dr. Johnson holds five honorary degrees, and earned her B.S., M.S. and Ph.D. degrees in electrical engineering at Stanford University.
Qualifications
Dr. Johnson brings to the Board an engineering background, as well as expertise in science, technology, business, education and government. In addition, she has leadership and management experience, both in an academic context as chancellor, provost and dean of nationally recognized academic institutions and in a corporate context as a board member of public companies.

Governance and Board Matters	19

Sarah Rae Murphy		INDEPENDENT DIRECTOR

Age: 43 Director Since: 2022 Committee Memberships: Audit	Other public company directorships None	Former public company directorships in the past 5 years None

Business Experience
Ms. Murphy has served as a Senior Advisor and Partner to AltitudeX Aviation Group LLC since June 2023. Ms. Murphy previously served as Chief Procurement Officer and Senior Vice President, Global Sourcing of United Airlines Holdings, Inc. (“United Airlines”) from October 2021 to May 2022. She held other executive leadership roles at United Airlines including Senior Vice President, United Express from June 2019 to October 2021 and Vice President, Global Operations Strategy, Planning and Design from October 2016 to June 2019. At United Airlines, she previously also held various financial leadership positions including Vice President of Financial Planning and Analysis and leading investor relations. Prior to joining United Airlines in 2006, Ms. Murphy began her career at Merrill Lynch in its investment banking division.
Qualifications
Ms. Murphy brings to the Board broad executive leadership experience in finance, operations and commercial functions in a global business. Her enterprise experience in leading innovation and transformation to enhance customer experience adds a valuable perspective to the Board.

Girish D. Rishi		INDEPENDENT DIRECTOR

Age: 57 Director Since: 2026	Other public company directorships ●Insight Enterprises, Inc.	Former public company directorships in the past 5 years None

Business Experience
Mr. Rishi has served as CEO of Cognite LLC (“Cognite”), a global software-as-a-service company that helps drive digital transformation for asset-heavy industrial clients, since April 2022. Mr. Rishi has also served as a Senior Advisor at Blackstone Inc. since April 2022. Prior to his role at Cognite, Mr. Rishi served as CEO of Blue Yonder Holding, Inc. (“Blue Yonder”), a provider of supply chain management software and consulting services from January 2017 to February 2022. Prior to joining Blue Yonder, Mr. Rishi held senior leadership roles at Tyco International plc, Zebra Technologies Corporation, and Motorola Solutions, Inc. Mr. Rishi is a member of the Council on Foreign Relations and an executive board member at the Arizona Commerce Authority.
Qualifications
Mr. Rishi brings to the Board experience as a CEO and in executive roles in the technology industry spanning hardware, software and systems. Through this experience, Mr. Rishi has developed deep expertise across data and AI, product development, business development, supply chain and M&A. Mr. Rishi also has experience serving as a public company outside director.

20	Cisco 2026 Proxy Statement

Charles H. Robbins		BOARD CHAIR

Age: 60 Director Since: 2015	Other public company directorships ●BlackRock, Inc.	Former public company directorships in the past 5 years None

Business Experience
Mr. Robbins has served as CEO since July 2015, as a member of the Board since May 2015 and as Chair of the Board since December 2017. He joined Cisco in December 1997, from which time until March 2002 he held a number of managerial positions within Cisco’s sales organization. Mr. Robbins was promoted to Vice President in March 2002, assuming leadership of Cisco’s U.S. channel sales organization. Additionally, in July 2005 he assumed leadership of Cisco’s Canada channel sales organization. In December 2007, Mr. Robbins was promoted to Senior Vice President, U.S. Commercial, and in August 2009 he was appointed Senior Vice President, U.S. Enterprise, Commercial and Canada. In July 2011, Mr. Robbins was named Senior Vice President, Americas. In October 2012, Mr. Robbins was promoted to Senior Vice President, Worldwide Field Operations, in which position he served until assuming the role of CEO.
Qualifications
Mr. Robbins brings to the Board extensive industry, company and operational experience acquired from having served as Cisco’s CEO since 2015, and prior to that from having led Cisco’s global sales and partner teams. He has a thorough knowledge of Cisco’s segments, technology areas, geographies and competition. He has a proven track record of driving results and played a key role in leading and executing many of Cisco’s investments and strategy shifts to meet its growth initiatives.

Peter A. Shimer		INDEPENDENT DIRECTOR

Age: 64 Director Since: 2026 Committee Memberships: Audit	Other public company directorships ●Alaska Air Group, Inc. ●Korn Ferry ●Synopsys, Inc.	Former public company directorships in the past 5 years None

Business Experience
Mr. Shimer has served in a variety of senior executive roles over his distinguished 41-year career at Deloitte LLP (“Deloitte”). Most recently, he served as Chief Operating Officer of Deloitte from 2023 to 2024 and from 2019 to 2022, and served as Interim Chief Executive Officer of Deloitte US from 2022 to 2023. Prior to that, Mr. Shimer’s previous roles at Deloitte included serving as Chief Financial Officer and serving in other senior leadership roles. Mr. Shimer is Vice Chair and an Executive Committee Board member for the Fred Hutchinson Cancer Center.
Qualifications
Mr. Shimer brings to the Board considerable experience spanning four decades of leadership at Deloitte, including extensive C-suite tenure, and deep expertise in enterprise transformation, strategic planning and digital innovation, which the Board believes will add valuable perspective to Cisco. Mr. Shimer also has experience serving as a public company outside director.

Governance and Board Matters	21

Marianna Tessel		INDEPENDENT DIRECTOR

Age: 58 Director Since: 2021 Committee Memberships: Compensation	Other public company directorships None	Former public company directorships in the past 5 years None

Business Experience
Ms. Tessel served as Executive Vice President and General Manager, Small Business Group of Intuit Inc. (“Intuit”), a financial software company, from September 2023 to May 2026. She joined Intuit in 2017 and served as Intuit’s Executive Vice President and Chief Technology Officer from January 2019 to September 2023. Prior to joining Intuit, Ms. Tessel served as Senior Vice President of Engineering and Executive Vice President of Strategic Development for Docker Inc., a software containerization platform. Ms. Tessel also previously served as Vice President of Engineering with VMware Inc., Ariba, Inc., and General Magic, Inc.
Qualifications
Ms. Tessel brings to the Board her deep expertise in enterprise software and a track record delivering software solutions that solve challenges for businesses. She is also a transformational leader in the software technology industry with a strong engineering and general management background.

Kevin Weil		INDEPENDENT DIRECTOR

Age: 43 Director Since: 2025 Committee Memberships: Public Policy	Other public company directorships None	Former public company directorships in the past 5 years None

Business Experience
Mr. Weil has served as CEO of Warp Sciences, an AI and robotics company focused on accelerating drug discovery, since July 2026. He previously served as Vice President, OpenAI for Science of OpenAI, an AI research and deployment company from October 2025 to April 2026. Mr. Weil previously served as OpenAI’s Chief Product Officer from June 2024 to October 2025. Prior to joining OpenAI, Mr. Weil served as President, Product & Business at Planet Labs PBC, a public benefit corporation that provides global, daily satellite imagery and geospatial solutions, from April 2021 to May 2024. Mr. Weil also previously served as Vice President of Product at Instagram Inc. (“Instagram”), and then subsequently as Vice President of Product, Novi at Meta Platforms, Inc. (“Meta”) upon Meta’s acquisition of Instagram, from March 2016 to April 2021. Prior to Meta, Mr. Weil was Senior Vice President of Product at Twitter, Inc.
Qualifications
Mr. Weil brings to the Board his deep expertise in AI and product innovation, which the Board believes will add a valuable perspective to help guide Cisco’s strategic initiatives.

22	Cisco 2026 Proxy Statement

Board Composition
Due to the global and complex nature of our business, the Board believes it is important to consider diversity of race, ethnicity, gender, sexual orientation, age, education, cultural background, and professional experiences in evaluating board candidates in order to provide practical insights and diverse perspectives.
Below is an overview of our director nominee composition.

10%
10%
Race/Ethnicity Diversity
80%
African American or Black, and Native American
Asian
White

30%
60%
6.8 years
Average Tenure
10%
0-5 years
6-8 years
9+ years

Governance and Board Matters	23

Independent Directors
Upon recommendation of the Nomination and Governance Committee, the Board has affirmatively determined that each member of the Board, other than Mr. Robbins, is independent under the criteria established by Nasdaq for director independence. All members of our Audit, Compensation, and Nomination and Governance committees are independent directors. In addition, upon recommendation of the Nomination and Governance Committee, the Board has determined that the members of the Audit Committee and the members of the Compensation Committee meet the additional independence criteria required for membership on those committees under applicable Nasdaq listing standards.
The Nasdaq criteria include a subjective test and various objective standards, such as the director is not an employee of Cisco. Mr. Robbins is deemed not independent because he is a Cisco employee. The subjective test under Nasdaq criteria for director independence requires that each independent director not have a relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The subjective evaluation of director independence by the Board was made in the context of the objective standards referenced above. In making its independence determinations, the Board generally considers commercial, financial services, charitable, and other transactions, as well as other relationships between Cisco and each director and nominee and his or her family members and affiliated entities. For example, the Nomination and Governance Committee reviewed, for each independent director and nominee, transactions between Cisco and other organizations where such directors serve as executive officers or directors, none of which exceeded 1% of the recipient’s annual revenues during the relevant periods, except as described below.
For each of the independent directors, the Board determined based on the recommendation of the Nomination and Governance Committee that none of the transactions or other relationships exceeded Nasdaq objective standards and none would otherwise interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making this determination, the Board considered certain relationships that did not exceed Nasdaq objective standards but were identified by the Nomination and Governance Committee for further consideration under the subjective test. The Board determined that none of these relationships would interfere with the exercise of independent judgment by the director in carrying out their responsibilities as a director.
The following is a description of the relationships in which a director nominee serves, or served, as an outside board member of other companies and in which payments by or to Cisco exceeded 1% of the recipient’s annual revenues:
●Mr. Harris serves on the board of directors of Flex Ltd. (“Flex”), and Mr. Capellas previously served on the board of directors of Flex until August 2024. Cisco has ordinary course commercial relationships with Flex. Payments by Cisco to Flex exceeded 1% of the annual revenues of Flex in each of Cisco’s past three fiscal years.
Director Compensation
This section provides information regarding the compensation policies for non-employee directors and amounts paid and equity awards granted to these directors in fiscal 2026. Non-employee directors typically do not receive forms of remuneration or benefits other than those described below but are reimbursed for their expenses in attending meetings and other Board-related activities. Cisco’s non-employee director compensation policy is designed to provide the appropriate amount and form of compensation to our non-employee directors.
Director Compensation Highlights
●Retainer fees for committee service differentiated based on workload
●Emphasis on equity in the overall compensation mix
●Full-value equity grants under a fixed-value annual grant policy with immediate vesting
●Robust stock ownership guidelines set at five times the annual cash retainer to support stockholder alignment
●Flexible deferral provisions to facilitate stock ownership
●Governance limit of $800,000 on the total value of cash and equity compensation that may be paid or granted to a non-employee director each fiscal year allows Cisco to stay within reasonable boundaries of what the market requires
●Each non-employee director is eligible to participate in Cisco’s charitable matching gifts program to the same extent as all Cisco employees. During fiscal 2026, the maximum match amount under this program was $25,000 each calendar year.

24	Cisco 2026 Proxy Statement

Fiscal 2026 Cash Compensation
Our non-employee director cash compensation during fiscal 2026 consisted of the following:
●Annual retainer of $105,000 for each non-employee director.
●Additional annual retainer fee of $75,000 for serving as Lead Independent Director.
●Additional annual retainer fee of $45,000 for serving as chair of the Audit Committee.
●Additional annual retainer fee of $35,000 for serving as chair of the Compensation Committee or as chair of the Nomination and Governance Committee.
●Additional annual retainer fee of $30,000 for serving as chair of the Public Policy Committee.
●Additional annual retainer fees for serving as a member of a Board committee:
●$32,000 for serving as a member of the Audit Committee;
●$16,000 for serving as a member of the Compensation Committee or the Public Policy Committee; and
●$12,000 for serving as a member of the Nomination and Governance Committee.
●These cash fees are paid in quarterly installments in arrears.
A non-employee director may, in lieu of any retainer paid in connection with service on the Board or any committee of the Board, or other cash fees, elect to receive fully vested shares of Cisco common stock, fully vested deferred stock units or a deferred cash payment under the Cisco Systems, Inc. Deferred Compensation Plan (the “Deferred Compensation Plan”). Dividend equivalents accrue on fully vested deferred stock units and are subject to the same conditions and restrictions as the deferred stock units to which they attach and will settle in shares after the non-employee director leaves the Board. The annual retainers are pro-rated for non-employee directors who are appointed after an annual meeting. Retainers paid in quarterly installments are pro-rated for non-employee directors who join or leave the Board or a committee during the quarterly period based on the portion of the period for which they have served.
Fiscal 2026 Equity Compensation
Non-employee directors receive annual grants under the Cisco Systems, Inc. 2005 Stock Incentive Plan (the “2005 Stock Incentive Plan”) pursuant to an equity grant policy. The 2005 Stock Incentive Plan currently provides that the maximum value of grants during a single fiscal year, taken together with any cash fees paid during such fiscal year for services on the Board, may not exceed $800,000 in total value for any non-employee director.
The Board’s policy regarding equity grants for non-employee directors provides for the following:
●An initial equity grant for new non-employee directors consisting of fully vested shares of Cisco common stock with a fair value equal to a pro rata portion of $270,000 based on the portion of the year of the new non-employee director’s Board service.
●An annual equity grant for elected non-employee directors consisting of fully vested shares of Cisco common stock with a fair value equal to $270,000.
A non-employee director may elect to receive his or her initial and annual grants in the form of fully vested deferred stock units that are settled in shares after the non-employee director leaves the Board. Dividend equivalents accrue on the fully vested deferred stock units and are subject to the same conditions and restrictions as the deferred stock units to which they attach and will settle in shares after the non-employee director leaves the Board.

Governance and Board Matters	25

Fiscal 2026 Total Director Compensation
The following table provides information as to compensation earned by our non-employee directors during fiscal 2026.
Director Compensation

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
Wesley G. Bush(3)	54,463	(4)	—	—	54,463
Michael D. Capellas	256,387		269,952	37,500	563,839
Mark Garrett	189,259		269,952	—	459,211
John D. Harris II	147,982		269,952	5,000	422,934
Dr. Kristina M. Johnson	141,118	(4)	269,952	29,250	440,320
Sarah Rae Murphy	138,243		269,952	—	408,195
Girish D. Rishi(5)	—		—	—	—
Daniel H. Schulman(6)	124,127		269,952	—	394,079
Peter A. Shimer	40,951		187,655	25,000	253,606
Marianna Tessel	122,185	(4)	269,952	—	392,137
Kevin Weil	119,056	(4)	269,952	—	389,008
(1)The amounts in the “Stock Awards” column represent the aggregate grant date fair values, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation (“FASB ASC Topic 718”), of the shares issued pursuant to the 2005 Stock Incentive Plan.
Each non-employee director who had served as a non-employee director prior to the 2025 Annual Meeting and who was elected at the 2025 Annual Meeting received 3,481 fully vested shares on December 16, 2025. Mr. Schulman and Mr. Weil each elected to receive his annual equity award in the form of fully vested deferred stock units.
In connection with his appointment to the Board on April 6, 2026, Mr. Shimer received an initial pro-rated equity award of 2,333 fully vested shares in the form of deferred stock units.
None of the non-employee directors held any unvested stock awards as of July 25, 2026. No stock options were outstanding or awarded to non-employee directors in fiscal 2026.
(2)Represents the non-employee director’s match under Cisco’s charitable matching gifts program.
(3)Mr. Bush served on the Board of Directors until the 2025 Annual Meeting of Stockholders held on December 16, 2025.
(4)Includes the value of fully vested shares of Cisco common stock received in lieu of the non-employee director’s regular cash retainer, additional retainer paid in connection with service on Board committees, or other cash fees, based on the fair market value of the shares on the date any such retainers or cash fees would otherwise have been paid. Based on their prior elections, Mr. Bush and Mr. Weil each received deferred stock units with a value of $54,401 and $118,860, respectively, and Dr. Johnson and Ms. Tessel each received fully vested shares with a value of $92,355 and $73,494, respectively, in each case based on the closing price of Cisco common stock on the date any such retainers or cash fees would otherwise have been paid.
(5)Mr. Rishi was appointed to the Board of Directors after the completion of fiscal 2026 and did not receive any compensation for fiscal 2026.
(6)Mr. Schulman served on the Board of Directors until May 21, 2026.
Non-Employee Director Stock Ownership
Our corporate governance guidelines include stock ownership guidelines for non-employee directors. The stock ownership guidelines call for each non-employee director to own shares of Cisco’s common stock having a value equal to at least five times the non-employee director’s regular annual cash retainer, with a five-year period from the date of his or her appointment to attain that ownership level. To facilitate share ownership, in lieu of all or a specified portion of their regular annual cash retainer, any retainer paid in connection with service on any committee of the Board or other cash fees, non-employee directors may elect to receive fully vested shares of Cisco common stock or fully vested deferred stock units that would be settled in shares after the non-employee director leaves the Board, based on the fair market value of the shares on the date any such cash retainer or fee would otherwise be paid. The shares issued are granted under the 2005 Stock Incentive Plan.

26	Cisco 2026 Proxy Statement

For information on non-employee director elections to receive fully vested shares (or shares subject to deferred stock units) in lieu of cash with respect to fiscal 2025 cash retainers or fees, please see the table above entitled “Director Compensation” and the accompanying footnotes.
Fiscal 2027 Director Compensation
Pursuant to the pre-existing policy adopted by the Board prior to the appointment of Mr. Rishi, in connection with his appointment to the Board on October 9, 2026, Mr. Rishi received a pro rata initial equity grant in the form of a fully vested restricted stock unit award covering 419 shares. The initial restricted stock unit award for Mr. Rishi was granted on October 9, 2026 with a grant date fair value of $49,605. Mr. Rishi elected to receive his initial equity grant in the form of deferred stock units that will settle in shares after he leaves the Board. Dividend equivalents accrue on the fully vested deferred stock units and are subject to the same conditions and restrictions as the deferred stock units to which they attach and will settle in shares after Mr. Rishi leaves the Board.
Using the approach described above under “Board of Directors – Board Committees and Meetings – Director Compensation,” the Nomination and Governance Committee conducted its annual review of the non-employee director compensation program for fiscal 2027 in consultation with its independent compensation consultant, Exequity. In fiscal 2026, Exequity determined that Cisco’s non-employee director compensation program continues to be competitive with the market, consistent with our peer group, and incorporates best practices. Based on this assessment, the Board did not make any changes to the amounts or types of compensation that non-employee directors could earn for fiscal 2027.
Vote Required
Cisco’s bylaws and corporate governance guidelines provide for a majority voting standard in uncontested elections of directors. The affirmative vote of the holders of a majority of the votes properly cast at the meeting at which a quorum is present is required to elect each of the nominees for director, meaning the number of shares cast “for” a nominee’s election exceeds the number of “against” votes cast against that nominee. The required quorum for a meeting of Cisco stockholders is a majority of the outstanding shares of common stock. Abstentions and broker non-votes are not counted as votes cast for or against such nominee, and stockholders may not cumulate votes in the election of directors.
In the event any nominee is unable or declines to serve as a director at the time of the meeting, the proxies will be voted for any nominee, if any, who may be designated by the Board to fill the vacancy. As of the date of this Proxy Statement, the Board is not aware that any nominee is unable or will decline to serve as a director. If a nominee who currently serves as a director is not re-elected, Delaware law provides that the director would continue to serve on the Board as a “holdover director.” Under our bylaws and corporate governance guidelines, an incumbent director who fails to receive the required majority vote to be re-elected in an uncontested election shall tender his or her resignation to the Board to be effective on the earlier of 90 days following the certification of the election results or the date on which the Board selects a person to fill the office held by that director.
Recommendation of the Board of Directors
The Board of Directors recommends that the stockholders vote FOR the election of each of the nominees listed herein.

Governance and Board Matters	27

Compensation Committee Matters

Advisory Vote to Approve Executive Compensation

Under Section 14A of the Exchange Act, Cisco stockholders are entitled to cast an advisory vote to approve the compensation of Cisco’s named executive officers, known as a “Say on Pay” vote. The stockholder vote is an advisory vote only and is not binding on Cisco or its Board of Directors. Although the vote is non-binding, the Board and the Compensation Committee value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions for our named executive officers.
The core of Cisco’s executive compensation philosophy and practice continues to align real pay delivery with performance. Cisco’s executive officers are compensated in a manner consistent with Cisco’s business strategy, competitive practice, sound corporate governance principles, and stockholder interests and concerns. We believe our compensation program is strongly aligned with the long-term interests of our stockholders. We urge you to read the CD&A, the compensation tables, and the narrative discussion set forth on pages 30 to 67 for additional details on Cisco’s executive compensation program. Below are a few highlights of our pay-for-performance philosophy.
Fiscal 2026 Pay and Performance
In fiscal 2026, we delivered very strong revenue growth across all geographies and customer markets demonstrating robust demand for our technologies. Revenue was $63.3 billion, up 12% year over year. We recognized approximately $4 billion of revenue from AI infrastructure for hyperscalers in fiscal 2026, representing approximately 6% of our total revenue in fiscal 2026, up from less than 2% in fiscal 2025. Remaining Performance Obligations (“RPO”) grew 7% year over year to $46.7 billion, providing a strong foundation for our future performance. In fact, in fiscal 2026, we delivered the highest revenue, non-GAAP operating margin and earnings per employee in 30 years, demonstrating excellent execution by our teams and the increasingly critical role our technology plays in the AI era. The profitable growth of our business continues to produce strong cash flows, supporting our commitment to return significant value to our stockholders. In fiscal 2026, we returned a total of $12.7 billion through dividends and share repurchases, representing 99% of our free cash flow(1). We remain focused on investing strategically in innovation and driving durable growth, with financial discipline helping to drive operating leverage and stockholder value.
Our fiscal 2026 results compared with fiscal 2025 were as follows (all comparisons year over year):
●Revenue(2) of $63.3 billion, up 12%
●Profit Before Taxes(2) of $21.3 billion, up 14%
●Operating Income(2) of $22.0 billion, up 13%
(1)Represents a non-GAAP financial measure. See the Appendix for a definition of this measure and a reconciliation of this measure to its most directly comparable GAAP financial measure.
(2)Revenue and Profit Before Taxes as determined pursuant to the EIP, and Operating Income as determined pursuant to the fiscal 2026 Operating Income goal for the fiscal 2024 PRSUs, in each case as described in the CD&A below.
Long-term incentives continue to be the largest element of named executive officer compensation, consistent with market practice. For Cisco’s CEO, approximately 60% of long-term grant value is comprised of performance shares earned for achievement against rigorous goals for operating income during fiscal 2026 and fiscal 2025, operating cash flow and EPS during fiscal 2024, and relative total stockholder return (“TSR”) performance measured over the entire three-year performance period. For Cisco’s other named executive officers, approximately 50% of long-term grant value is comprised of performance shares earned for achievement against the same goals of operating income, operating cash flow, EPS, and relative TSR performance measured over the performance period. Our PRSUs for fiscal 2024 – 2026 were earned at 130% of target, as operating income, operating cash flow, and EPS performance were at 108% of target over the three-year period, while relative TSR for the three-year period exceeded the maximum performance level.

28	Cisco 2026 Proxy Statement

We believe our compensation structure and its resulting realizable pay for executive officers demonstrates Cisco’s strong commitment to aligning real pay delivery with performance.
At the annual meeting, we are asking stockholders to vote on the following advisory resolution:
RESOLVED, that the stockholders approve the compensation of Cisco’s named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules, including the CD&A, the compensation tables and narrative discussion.
Vote Required
The affirmative vote of the holders of a majority of the votes properly cast (for the avoidance of doubt, abstentions and broker non-votes are not counted as votes cast for or against such matter) is required for approval, on an advisory basis, of this proposal. Under our policy of providing for an annual advisory vote on executive compensation, we expect that our next advisory vote to approve the compensation of Cisco’s named executive officers will be at our 2027 Annual Meeting of Stockholders.
Recommendation of the Board of Directors
The Board of Directors recommends that the stockholders vote FOR approval of the non-binding advisory resolution to approve executive compensation.

Compensation Committee Matters	29

Executive Compensation
Compensation Discussion and Analysis
Introduction
The following discussion describes Cisco’s compensation program for its named executive officers. Cisco’s named executive officers for fiscal 2026 are our CEO, our Chief Financial Officer (“CFO”), and our three most highly compensated executive officers (other than the CEO and CFO) who were serving as executive officers at the end of fiscal 2026.
The named executive officers are:

Charles H. Robbins Chair and Chief Executive Officer	Mark Patterson Executive Vice President and Chief Financial Officer	Jeetendra (Jeetu) Patel President and Chief Product Officer	Deborah (Dev) L. Stahlkopf Executive Vice President and Chief Legal Officer	Thimaya Subaiya Executive Vice President, Operations

The following are performance and compensation highlights for fiscal 2026.
Executive Summary
Company Performance
In fiscal 2026, we delivered very strong revenue growth across all geographies and customer markets demonstrating robust demand for our technologies. Revenue was $63.3 billion, up 12% year over year. We recognized approximately $4 billion of revenue from AI infrastructure for hyperscalers in fiscal 2026, representing approximately 6% of our total revenue in fiscal 2026, up from less than 2% in fiscal 2025. RPO grew 7% year over year to $46.7 billion, providing a strong foundation for our future performance. In fact, in fiscal 2026, we delivered the highest revenue, non-GAAP operating margin and earnings per employee in 30 years, demonstrating excellent execution by our teams and the increasingly critical role our technology plays in the AI era. The profitable growth of our business continues to produce strong cash flows, supporting our commitment to return significant value to our stockholders. In fiscal 2026, we returned a total of $12.7 billion through dividends and share repurchases, representing 99% of our free cash flow(1). We remain focused on investing strategically in innovation and driving durable growth, with financial discipline helping to drive operating leverage and stockholder value.
Our fiscal 2026 results compared with fiscal 2025 were as follows (all comparisons year over year):
●Revenue(2) of $63.3 billion, up 12%
●Profit Before Taxes(2) of $21.3 billion, up 14%
●Operating Income(2) of $22.0 billion, up 13%

(1)Represents a non-GAAP financial measure. See the Appendix for a definition of this measure and a reconciliation of this measure to its most directly comparable GAAP financial measure.
(2)Revenue and Profit Before Taxes as determined pursuant to the EIP, and Operating Income as determined pursuant to the fiscal 2026 Operating Income goal for the fiscal 2024 PRSUs, in each case as described below.

30	Cisco 2026 Proxy Statement

Stockholder Returns
We maintained our historical practice of paying cash dividends and making share repurchases. We returned $12.7 billion to stockholders in fiscal 2026 consisting of:
●$6.1 billion in share repurchases
●$6.6 billion in cash dividends
As of the end of fiscal 2026, our 1-year and 3-year TSR(1) were 70% and 137%, respectively.
(1)TSR represents cumulative stock price change with dividends reinvested. 1-year and 3-year TSR are measured based on the fiscal year periods ending July 25, 2026.
Say-On-Pay Support and Engaging with Our Stockholders
Our Compensation Committee relies on our regular stockholder outreach and engagement activities, as well as more formal channels to communicate with stockholders, including the opportunity for our stockholders to cast a non-binding advisory vote regarding executive compensation at Cisco’s annual meeting of stockholders. See the “Governance and Board Matters – Corporate Governance – Stockholder Engagement” section above for a discussion of our fiscal 2026 stockholder outreach and engagement. See also the “Governance and Board Matters – Corporate Governance – Board of Directors – Stockholder Communications with the Board” section above.
The Compensation Committee is interested in the ideas and feedback of our stockholders regarding executive compensation. Last year’s say-on-pay proposal was approved by approximately 89% of stockholder votes, an increase from approximately 77% the prior year. In response to this vote, we continued our robust engagement with stockholders during fiscal 2026 to consider enhancements to our compensation program. In fiscal 2026, Cisco engaged in outreach with stockholders representing approximately 59% of our outstanding shares at the end of the fiscal year, including 70% of our 30 largest stockholders, on a variety of topics. Cisco also offered to meet with the two largest proxy advisory firms and met with Institutional Shareholder Services. A portion of these engagements included discussions regarding our executive compensation program with the frequent participation of the chair of our Compensation Committee. During these engagements, we received broad support for our current executive compensation program. We believe the current design of and practices in our executive compensation program appropriately align the interests of our stockholders with the realizable pay opportunities of our executives. Based on stockholder input and the Compensation Committee's views on the desired positioning of executive pay, we maintained the same general overall fiscal 2025 design of our executive compensation program and practices for fiscal 2026.
See below for our response to feedback received from stockholders during these engagements.

Feedback Received	Cisco’s Response

Continued use of multi-year performance goals under the long-term incentive program	Beginning in fiscal 2025, we transitioned from annual performance goals to a multi-year operating goal over a three-year period under our long-term equity incentive program, and continued this practice with our fiscal 2026 long-term incentive program.

Settlement of PRSUs for negative TSR performance	We continued to include a cap on our Relative TSR Modifier at target for our fiscal 2026 PRSUs in the event that our absolute TSR during the three-year performance period is negative.

Benchmarking with reference to the peer group median	While the Compensation Committee does not tie individual compensation to specific target percentiles, beginning with fiscal 2025 compensation decisions and continuing in fiscal 2026, the Compensation Committee references the peer group median as its primary benchmark.

Establishing performance goals above prior year actual performance levels	All financial goals associated with fiscal 2026 and fiscal 2027 incentives have been set at levels above results in the prior year.

In evaluating our compensation practices in fiscal 2026, the Compensation Committee took into account the support our stockholders expressed for Cisco’s philosophy and practice of linking compensation to operational objectives and stockholder value creation. In fiscal 2026, the Compensation Committee continued to monitor our executive compensation programs to ensure compensation is aligned with company performance.

Compensation Committee Matters	31

As in prior years, we continue to set rigorous incentive compensation goals and align pay delivery with performance and achievement of our strategic objectives. We also continue to put executive compensation to an annual advisory stockholder vote and consider the views of our stockholders. The Compensation Committee will continue to seek out and consider stockholder feedback in the future.
Annual Executive Incentive Plan
Our revenue and profit before taxes under the EIP resulted in a company performance factor (“CPF”) of 1.85 for fiscal 2026, up from 1.44 in fiscal 2025, reflecting above target achievement of financial performance goals. The Compensation Committee set the fiscal 2026 target for revenue 5.0% above fiscal 2025 performance and the fiscal 2026 target for profit before taxes 6.3% above fiscal 2025 performance, in each case as measured under the EIP. These targets were set after various considerations, including: the potential impact of accelerating AI infrastructure spending across our customer markets; the macroeconomic environment including customer spending trends and market dynamics; uncertain trade policy and its potential impact on international operations and supply chain; and the competitive environment in which we operate.

Performance Criteria
	Fiscal 2026 Goals ($ billions)			Pay for Performance Results
	Threshold	Target	Maximum	Fiscal 2026 Results ($ billions)
Revenue				$63.3 (106% of target)
Profit Before Taxes				$21.3 (107% of target)

32	Cisco 2026 Proxy Statement

2024-2026 PRSU Plan
The payout under our three-year PRSU plan for fiscal 2024-2026 was 130% of target (versus 138% for fiscal 2023-2025), representing achievement of 108% of our operating income, operating cash flow, and EPS goals and a modifier of 120% for achieving relative TSR at the 87th percentile of the component companies of the S&P 500 Index over the three-year period.

	Pay-for-Performance Results for Fiscal 2024 Grant
Performance Criteria	Performance Metric	Operating Income/ Operating Cash Flow/EPS(1)	Relative TSR(2)
Earned PRSUs = Target PRSUs x Average Financial Goal Multiplier x Relative TSR Modifier	Fiscal 2026	120%(3)	120%
	Fiscal 2025	115%(3)
	Fiscal 2024	90%(4)
	Three-Year Result	108%	120%
	PRSUs Earned	130% of Target
(1)This is the Financial Goal Multiplier. Operating income, operating cash flow, and EPS are determined pursuant to the PRSUs as set forth in the CD&A below and in the CD&A for fiscal 2024.
(2)This is the Relative TSR Modifier.
(3)During fiscal 2026 and fiscal 2025, the Compensation Committee used operating income as the operating goal under the PRSU plan instead of operating cash flow and EPS, which were used during fiscal 2024.
(4)During fiscal 2024, the Compensation Committee modified the adjustments used to determine operating cash flow and diluted EPS under the PRSUs to exclude impacts from the acquisition of Splunk, which was completed earlier than initially anticipated, resulting in a Financial Goal Multiplier of 90%, an increase from a Financial Goal Multiplier of 81% without the modification.

Fiscal 2026 CEO Pay
For fiscal 2026, our CEO’s target TDC was $36.8 million, a 12% increase over the prior year, delivered entirely in long-term equity incentives. As is the case with the positioning of target pay for all of our top executive officers, while the Compensation Committee references the peer group median as the primary benchmark for CEO pay, the Compensation Committee also takes into account Cisco’s strong performance discussed above, the performance of Mr. Robbins during the year and contributions to Cisco’s success, competitive pressures regarding the immediate CEO talent environment, and other relevant considerations.
Compensation Program Structure

Attract and retain key executives with the proper background and experience required to drive our future growth and profitability by offering a total compensation program that flexibly adapts to changing economic, regulatory and social conditions, and takes into consideration the compensation practices of peer companies based on an objective set of criteria.	Provide a significant portion of compensation through variable, performance-based components that are at-risk and based on Cisco’s achievement of designated financial and non-financial objectives.

Compensate for achievement of short-term and long-term company financial and operating goals, and refrain from providing special benefits, “golden parachute” excise tax gross-ups, or accelerated equity vesting except in limited circumstances.
Align the interests of our executives with our stockholders by tying a significant portion of total compensation to our overall financial and operating performance and the creation of long-term stockholder value.

Compensation Committee Matters	33

Our Compensation Practices Benefit our Stockholders
Our executive compensation programs have strong governance components that further strengthen our pay-for-performance compensation philosophy, including the following:

Compensation Practices

Independent Compensation Committee	Our Compensation Committee consists entirely of independent directors.

Independent Compensation Consultant	Our Compensation Committee utilizes an independent compensation consultant, which is retained directly by the Compensation Committee and provides no other services to Cisco’s management.

Risk Assessment	Our Compensation Committee performs an annual review of the risks related to our compensation programs.

Pay for Performance
62% of target annual TDC for the CEO was performance-based and approximately 52% of target annual TDC for the other named executive officers was performance-based. See the “Compensation Components” section for a discussion of our named executive officers’ TDC.

Annual Cash Incentive	Payment is based on Cisco’s achievement of rigorous pre-established revenue and profit before taxes goals.

Annual Long-Term Equity Incentive
Approximately 60% of our CEO’s target annual equity award value is in PRSUs and approximately 50% of our other named executive officers’ target annual equity award value is in PRSUs. For fiscal 2026 and fiscal 2025 PRSUs, the PRSUs may be earned based on a pre-established three-year performance goal, namely operating income, modified higher or lower by no more than 20% based on relative TSR performance measured over the same three-year performance period, with earned values paid at the end of the full performance period. The fiscal 2024 PRSUs may be earned based on pre-established annual performance goals, namely operating income, operating cash flow and EPS, modified higher or lower by no more than 20% based on relative TSR performance measured over a three-year period, with earned values paid at the end of the full performance period.

Caps on Incentive Compensation
There is a limit on the maximum amount of annual cash incentives and PRSUs that may be paid. For our fiscal 2026 and fiscal 2025 PRSUs, we also cap at target our Relative TSR Modifier in the event that our absolute TSR during the three-year performance period is negative.

No SERP or Pension Plan	We do not sponsor a supplemental executive retirement plan or a defined benefit pension plan for our executive officers.

Employment Agreements	None of our executive officers have employment, severance, or change in control agreements.

Stock Ownership Guidelines and Holding Requirement
We have meaningful stock ownership guidelines for our executive officers and non-employee directors. Additionally, during fiscal 2025, we added a holding requirement, which applies until an executive officer satisfies such ownership requirement.

Recoupment (“Clawback”) Policy	We have a long-standing recoupment (“clawback”) policy that is triggered in the event of certain financial restatements. This policy was updated to comply with SEC rules, expanding its application from qualifying cash awards and PRSUs received prior to October 2, 2023 to include all qualifying cash and equity incentive awards received on or after October 2, 2023. Additionally, our equity plans provide for the forfeiture of awards if an executive officer participates in activities detrimental to Cisco or is terminated for misconduct.

34	Cisco 2026 Proxy Statement

Compensation Practices
Perquisites	We only provide perquisites to the extent approved by the Compensation Committee.

No Single-Trigger Change-in-Control Vesting Acceleration Provisions	No equity awards are subject to single-trigger change in control vesting.

No Repricing	Our 2005 Stock Incentive Plan expressly prohibits repricing or repurchasing equity awards that are underwater without stockholder approval.

No Parachute Excise Tax Gross-Ups	We do not provide tax gross-ups in connection with any “golden parachute” excise taxes.

No Hedging	Under our insider trading policy, all employees (including officers) and members of the Board are prohibited from engaging in any speculative transactions in Cisco securities, including engaging in short sales, transactions involving put options, call options or other derivative securities, or any other forms of hedging transactions, such as collars or forward sale contracts.

No Pledging	Executive officers and members of the Board are prohibited from pledging Cisco securities in margin accounts or as collateral for loans.

No Dividends or Dividend Equivalents Paid or Settled on Unvested Equity Awards	We do not provide for payment of dividends or settlement of dividend equivalents on unvested awards.

Timing of Equity Award Grants	We do not coordinate grants of equity awards with disclosures of positive or negative information.

Compensation decisions and other details are discussed in the remainder of this CD&A.

Compensation Committee Matters	35

Compensation Components
The three major elements of our executive officers’ regular TDC are: (i) base salary, (ii) variable cash incentive awards, and (iii) long-term, equity-based incentive awards. For fiscal 2026, 62% of target annual TDC for the CEO was performance-based and approximately 52% of the target annual TDC for the other named executive officers was performance-based, reflecting Cisco’s pay-for-performance philosophy.
CEO
NEOs other than CEO
Amounts may not sum due to rounding.
Fiscal 2026 Compensation
Annual Base Salary
We provide base salaries to our executive officers to compensate them for their services rendered during the year and to provide them with a stable level of fixed compensation that offers a competitive level of salary as compared to our primary competitors for executive talent. Consistent with our philosophy of linking pay to performance, our executives receive a small percentage of their overall compensation in the form of base salary.
The Compensation Committee, when establishing base salaries, considers each executive officer’s individual performance, the breadth, scope, and complexity of his or her role, and internal equity, as well as whether his or her base salary is appropriately positioned relative to similarly situated executives in our peer group. Based on the above considerations, as well as, in the case of Mr. Patterson, his promotion to EVP, Chief Financial Officer, effective July 27, 2025, the fiscal 2026 base salaries for Mr. Patterson, Ms. Stahlkopf, and Mr. Subaiya increased by 13%, 2%, and 3%, respectively. The fiscal 2026 base salary of Mr. Robbins was not increased and has not increased since the beginning of fiscal 2020.

Named Executive Officer	Fiscal 2026 Base Salary	Fiscal 2025 Base Salary
Charles H. Robbins	$1,390,000	$1,390,000
Mark Patterson(1)	$850,000	$750,000
Jeetu Patel	$900,000	$900,000
Dev Stahlkopf(1)	$750,000	$732,875
Thimaya Subaiya(1)	$800,000	$775,000
(1)The fiscal 2026 base salary increases as approved by the Compensation Committee were effective in July 2025 for Mr. Patterson and November 2025 for Ms. Stahlkopf and Mr. Subaiya.

36	Cisco 2026 Proxy Statement

Variable Cash Incentive Awards
Cisco’s annual cash incentive program is designed to solely reward achievement of our annual financial performance, establishing appropriate company performance expectations to ensure that our executives are accountable for our continued growth and profitability. Performance measures and goals for determining our named executive officers’ fiscal 2026 annual incentive awards were pre-established under Cisco’s EIP. The pre-established performance goals were based on Cisco’s achievement of financial performance goals, expressed as the CPF. The Compensation Committee established such performance measures and goals based on feedback from stockholders as discussed further below, an informed review of Cisco’s targeted financial performance for fiscal 2026, and the pay practices of the companies in our peer group.
How Variable Cash Incentive Awards Work
The financial performance metrics for awards under the EIP for fiscal 2026 were based on the financial performance metrics of revenue and profit before taxes, and the specific financial targets are the same as those used under the company-wide bonus plan. For fiscal 2026, the target bonus was based on a CPF of 1.0. Cisco’s financial performance must have exceeded its fiscal 2026 financial plan established by the Board for the CPF to exceed 1.0.
For each named executive officer, the fiscal 2026 EIP awards were calculated by multiplying an individual’s annual base salary for fiscal 2026 by the individual’s target award percentage, and multiplying the result by the CPF, as follows:
The Compensation Committee does not have the discretion to award bonuses under the EIP if the applicable performance criteria have not been met.
The fiscal 2026 cash incentive awards for each named executive officer participant were as follows:

Named Executive Officer	Base Salary(1)	Target Award Percentage	Company Performance Factor	EIP Payment
Charles H. Robbins	$1,390,000	260%	1.85	$6,685,900
Mark Patterson	$850,000	160%	1.85	$2,516,000
Jeetu Patel	$900,000	160%	1.85	$2,664,000
Dev Stahlkopf	$745,459	160%	1.85	$2,206,557
Thimaya Subaiya	$793,370	160%	1.85	$2,348,376
(1)The base salary amounts for Ms. Stahlkopf and Mr. Subaiya reflect the fiscal 2026 base salary increases in November 2025.
How Fiscal 2026 EIP Targets Were Established and Actual Results
At the beginning of fiscal 2026, the Compensation Committee established a target EIP award for each of the named executive officer participants, based on a percentage of their base salaries. The target awards were determined by the Compensation Committee after considering a number of factors, including the executive’s role and responsibility, whether the target annual incentive is competitive with similarly situated executives in our peer group, internal parity, and our recent and projected financial performance.
Company Performance Factor (CPF)
The CPF for fiscal 2026 could range from 0.0 to 2.0 with the target at 1.0. The formula for fiscal 2026 was constructed with upside potential so that if we exceeded our revenue and profit before taxes targets, the CPF could be greater than 1.0.
The Compensation Committee selected revenue and profit before taxes as the financial performance measures in its EIP awards because these measures most directly align with Cisco’s growth strategy and generally have a strong correlation with stockholder value creation. Profit before taxes and revenue are weighted 60% and 40%, respectively, in calculating the outcome under the CPF. Revenue and profit before taxes below the threshold levels set forth below results in a CPF of 0.0. Revenue and profit before taxes at or above the maximum levels set forth below results in a CPF of 2.0.

Compensation Committee Matters	37

The Compensation Committee established the annual financial performance goals based on Cisco’s fiscal 2026 financial plan approved by the Board. These targets were set after various considerations, including: the potential impact of accelerating AI infrastructure spending across our customer markets; the macroeconomic environment including customer spending trends and market dynamics; uncertain trade policy and its potential impact on international operations and supply chain; and the competitive environment in which we operate. The fiscal 2026 financial plan and the corresponding goals set by the Compensation Committee under the EIP were designed to be challenging to achieve given the above-mentioned factors. Compared to fiscal 2025, the profit before taxes target was 6.3% greater than actual fiscal 2025 performance. The revenue target for fiscal 2026 exceeded actual fiscal 2025 performance by 5.0%, as measured under the EIP.
The revenue and profit before taxes goals and results for fiscal 2026 are set forth below:

	Fiscal 2026 Goals ($ billions)			Fiscal 2026 Results ($ billions)
	Threshold	Target	Maximum
Revenue	$53.6	$59.5	$62.5	$63.3
	(90% of target)		(105% of target)	(106% of target)

Profit Before Taxes	$16.8	$19.8	$21.8	$21.3
	(85% of target)		(110% of target)	(107% of target)

The above resulted in fiscal 2026 CPF of 1.85, as further illustrated in the table below, reflecting above target achievement of the financial performance goals under the EIP.

	Fiscal 2026 Financial Performance Calculation
	Funding (% of Target)	Weighting	Contribution
Revenue	200%	40%	0.80
Profit Before Taxes	174%	60%	1.05
Total			1.85
For fiscal 2026, the funding percentage for the revenue financial performance goal was: 0% for performance below threshold (90% of target); 25% for performance at threshold (90% of target); increased by 7.5% for each percentage increase in performance between threshold and target (between 90% and 100% of target); 100% for performance at target; increased by 20% for each percentage increase in performance between target and maximum (between 100% and 105% of target); and 200% for performance at or above maximum (105% of target). For fiscal 2026, the funding percentage for the profit before taxes financial performance goal was: 0% for performance below threshold (85% of target); 25% for performance at threshold (85% of target); increased by 5% for each percentage increase in performance between threshold and target (between 85% and 100% of target); 100% for performance at target; increased by 10% for each percentage increase in performance between target and maximum (between 100% and 110% of target); and 200% for performance at or above maximum (110% of target).
The revenue and profit before taxes goals and results were calculated for purposes of the EIP in accordance with pre-established rules. Revenue was Cisco’s GAAP revenue excluding the effects of the impact of changes in GAAP and the effects of business combinations and divestitures subject to pre-established criteria and thresholds. Profit before taxes was Cisco’s GAAP profit before taxes excluding the following: share-based compensation expense; compensation expense related to acquisitions and divestitures; changes in estimates of contingent consideration related to acquisitions; gains or losses on acquisitions and divestitures; amortization or impairment of acquired intangible assets including in-process research and development; all external acquisition and divestiture-related costs such as finder’s fees, advisory, legal, accounting, valuation, hedging or other professional or consulting fees directly associated with acquisitions; gains or losses resulting from resolving all pre-acquisition or divestiture contingencies; and each of the following subject to pre-established thresholds: the impact of any cumulative effect of changing to newly adopted accounting principles; profit before taxes (including financing costs) of acquired and divested entities and their subsidiaries as reflected on the financial records thereof; restructuring charges; losses due to impairments or gain/loss contingencies; gains or losses on the sale of fixed assets; direct losses on Cisco’s tangible assets from natural catastrophe, war, insurrection, riot, terrorism, confiscation, expropriation, nationalization, deprivation, or seizure; and direct costs resulting from tariffs and trade policy.

38	Cisco 2026 Proxy Statement

Long-Term, Equity-Based Incentive Awards
The primary objectives of Cisco’s equity-based incentive awards program are to align the interests of our executive officers with our stockholders, to provide our executive officers with a long-term incentive to manage Cisco from the perspective of an owner, and to offer competitive long-term incentives and total target pay levels to attract and retain high-quality executive talent. PRSUs support the objectives of linking realized value to the achievement of critical financial and operational objectives and delivering superior long-term stockholder returns. Time-based RSUs support retention and align the interests of our executive officers with those of our stockholders since they promote stockholder value creation and a culture of ownership.
The Compensation Committee determines the size of an executive officer’s equity awards according to each executive officer’s position within Cisco and sets targets at levels intended to create a meaningful opportunity for reward predicated on increasing stockholder value and delivering on key long-term financial performance objectives. In addition to considering competitive market data, the Compensation Committee considers an individual’s performance history, an individual’s potential for future advancement and promotions, the CEO’s recommendations for awards other than his own, and the value of existing vested and unvested outstanding equity awards, including the extent to which such awards provide sufficient holding power for each of our executive officers. The relative weight given to each of these factors varies among individuals at the Compensation Committee’s discretion.
Fiscal 2026 Awards
In September 2025, the Compensation Committee approved fiscal 2026 equity awards for the CEO to be comprised of approximately 60% PRSUs and 40% time-based RSUs (based on grant date target value) and for each of the other named executive officers to be comprised of approximately 50% PRSUs and 50% time-based RSUs (based on grant date target value) as set forth in the table below. The fiscal 2026 PRSUs were granted using a three-year performance period with a multi-year performance metric covering the performance period from the beginning of fiscal 2026 through the end of fiscal 2028, subject to adjustment higher or lower by up to 20% based on the achievement of a relative TSR performance goal. However, the Relative TSR Modifier for the fiscal 2026 PRSUs is capped at target in the event our absolute TSR during the three-year performance period is negative.
In determining the target award levels, the Compensation Committee considered Cisco’s recent performance history, each executive officer’s position within Cisco, and potential for future advancement and promotions, the intent to create a meaningful opportunity to reward an increase in stockholder value and delivery of key long-term financial performance objectives, competitive market data, the CEO’s recommendations for awards other than his own, the CEO’s performance, and the value of existing vested and unvested outstanding equity awards. Based on the factors described above, the Compensation Committee determined that it was appropriate to increase the grant date target value of the fiscal 2026 equity awards to Mr. Robbins by $4 million to $31.8 million. The Compensation Committee further determined that, based on these factors and in the case of Mr. Patterson, his promotion, the fiscal 2026 equity awards to Mr. Patterson and Mr. Subaiya, reflecting changes from the prior year’s grant date target values, were appropriate, and with respect to Mr. Patel and Ms. Stahlkopf, the prior fiscal year’s grant date target values continued to be appropriate and thus made no changes to their fiscal 2026 equity awards. The Compensation Committee also approved the accrual of dividend equivalents on PRSUs and time-based RSU awards granted to executive officers as it did in prior years. Such dividend equivalents accrue on the awards as of each dividend payment date during the period between the date the award is granted and the date the award vests and are subject to the same terms and conditions (including, without limitation, any forfeiture conditions) as the awards to which they relate. Any dividend equivalents awarded with respect to the awards will be settled only if, when and to the extent such awards vest and are settled.

Named Executive Officer	Target PRSUs	Max. PRSUs	Target Value of PRSUs	Time-Based RSUs	Grant Value of Time-Based RSUs	Total Target Value of Fiscal 2026 Annual Equity Awards(1)
Charles H. Robbins	273,510	548,114	$19,080,058	190,050	$12,720,047	$31,800,105
Mark Patterson	86,010	172,364	$6,000,058	89,646	$6,000,007	$12,000,065
Jeetu Patel	107,512	215,454	$7,500,037	112,058	$7,500,042	$15,000,079
Dev Stahlkopf	60,924	122,091	$4,250,058	63,500	$4,250,055	$8,500,113
Thimaya Subaiya	68,091	136,454	$4,750,028	70,970	$4,750,022	$9,500,050
(1)See the “Fiscal 2026 Compensation – Long-Term, Equity-Based Incentive Awards – Target Values versus Accounting Values” section in the CD&A for information about how this value is calculated.

Compensation Committee Matters	39

How PRSUs Work
The fiscal 2026 PRSUs are earned based on performance against a three-year operating income goal, subject to a restriction that caps at target the Relative TSR Modifier under our long-term incentive program in the event our absolute TSR during the three-year performance period is negative. The formula to determine the number of earned fiscal 2026 PRSUs is set forth below:
Financial Goal Multiplier
The Financial Goal Multiplier is based on Cisco’s operating goals over a three-year period as measured against three-year performance goals that were set by the Compensation Committee at the beginning of fiscal 2026. Following the completion of three-year performance period, the Compensation Committee will certify the financial goal multiplier that was earned and determine the Financial Goal Multiplier for the three-year period.
The Compensation Committee selected operating income as the operating goal for the fiscal 2026 through fiscal 2028 performance period because this measure has a strong correlation with stockholder value creation. Operating income can range from a threshold of 80% of target to a maximum of 125% of target. Operating income below the threshold level results in a Financial Goal Multiplier of 0%. Operating income at or above the maximum levels results in a Financial Goal Multiplier of 167%.
Relative TSR Modifier
Following the completion of the three-year performance period, the Relative TSR Modifier is determined and certified by the Compensation Committee by comparing Cisco’s TSR at the end of the three-year performance period to the TSR of a pre-established group of comparator companies. In the case of the fiscal 2026 PRSU grants, the performance metric is Cisco’s TSR relative to the companies comprising the S&P 500 Index over a three-year period covering fiscal years 2026 through 2028.
The Relative TSR Modifier is calculated as follows:

Relative TSR	Relative TSR Modifier(1)
75th Percentile or Above	120%
50th Percentile	100%
25th Percentile or Below	80%
(1)To the extent Cisco’s relative TSR falls between two discrete points in the table above, linear interpolation shall be used to determine the Relative TSR Modifier.
As noted above, the Relative TSR Modifier for the fiscal 2026 PRSUs will be capped at target in the event Cisco’s absolute TSR during the three-year performance period is negative.
Determining Earned PRSU Values for Fiscal 2026 PRSUs
The fiscal 2026 PRSUs allow recipients to earn a variable number of shares of our common stock based on the achievement of a three-year operating income goal approved by the Compensation Committee. With the support of Exequity, the Compensation Committee assessed the difficulty of achieving the operating income goal. The Compensation Committee intended the operating income goal for the fiscal 2026 PRSUs to be challenging to achieve, generally presenting a similar or higher degree of difficulty of achievement in comparison to the operating income goals used under the EIP in recent prior years and reflecting the Compensation Committee’s continued application of rigor in its goal setting. The operating income goals for the fiscal 2026 PRSUs will not be disclosed until after the completion of the three-year performance period as they represent competitively sensitive information. At the end of the performance period and in connection with the settlement of the shares, the Compensation Committee will certify results and the product of the Relative TSR Modifier and the Financial Goal Multiplier will be used to determine the shares awarded to each named executive officer.

40	Cisco 2026 Proxy Statement

2026 Financial Results for the Fiscal 2024 Awards
As disclosed in prior proxy statements, the fiscal 2024 PRSUs include an Average Financial Goal Multiplier based on the average of Cisco’s operating goals over a three-year period as measured against annual performance goals set by the Compensation Committee at the beginning of each fiscal year. In September 2025, the Compensation Committee determined that operating income was the appropriate operating goal for the fiscal 2024 PRSUs for the fiscal 2026 portion of the applicable three-year performance period.
For the fiscal 2024 PRSUs, the operating income goal for fiscal 2026 set forth below was established at levels consistent with Cisco’s fiscal 2026 financial plan approved by the Board. The fiscal 2026 operating income target exceeded actual fiscal 2025 performance by 5.3%. The Compensation Committee believed this financial performance goal was achievable, but appropriately challenging.

	Fiscal 2026 Goals			Fiscal 2026 Result
	Threshold	Target	Maximum
Operating Income	$16.4 billion	$20.5 billion	$25.7 billion	$22.0 billion
	(80% of target)		(125% of target)	(107% of target)
The Company’s performance relative to the above goals resulted in a Financial Goal Multiplier for fiscal 2026 of 120%, as further illustrated in the table above, reflecting achievement above target levels. This multiplier is included as part of the three-year average for the relevant PRSUs (i.e., the Year 3 Financial Goal Multiplier for the fiscal 2024 PRSUs).
For fiscal 2026, the funding percentage for the operating income financial performance goal was: 0% for performance below threshold (80% of target); 25% for performance at threshold (80% of target); increased by 3.75% for each percentage increase in performance between threshold and target (between 80% and 100% of target); 100% for performance at target; increased by 2.68% for each percentage increase in performance between target and maximum (between 100% and 125% of target); and 167% for performance at or above maximum (125% of target).
When setting the three-year performance goals for the fiscal 2026 PRSUs and the fiscal 2026 performance goals for the fiscal 2024 PRSUs, in both cases at the beginning of fiscal 2026, operating income was calculated from Cisco’s GAAP operating income excluding the following: share-based compensation expense; compensation expense related to acquisitions and divestitures; changes in estimates of contingent consideration related to acquisitions; gains or losses on acquisitions and divestitures; amortization or impairment of acquired intangible assets including in-process research and development; all external acquisition and divestiture-related costs such as finder’s fees, advisory, legal, accounting, valuation, hedging or other professional or consulting fees directly associated with acquisitions; gains or losses resulting from resolving all pre-acquisition or divestiture contingencies; and each of the following subject to pre-established thresholds: the impact of any cumulative effect of changing to newly adopted accounting principles; operating income of acquired and divested entities and their subsidiaries as reflected on the financial records thereof; restructuring charges; losses due to impairments or gain/loss contingencies; gains or losses on the sale of fixed assets; direct losses on Cisco’s tangible assets from natural catastrophe, war, insurrection, riot, terrorism, confiscation, expropriation, nationalization, deprivation, or seizure; and direct costs resulting from tariffs and trade policy.

Compensation Committee Matters	41

Earned Fiscal 2024 Awards (Fiscal 2024 – 2026)
The table below summarizes the Financial Goal Multipliers for fiscal 2024, 2025, and 2026, the Average Financial Goal Multiplier, and the Relative TSR Modifier for the PRSUs granted during fiscal 2024 and the percentage of PRSUs earned.

	Financial Goal Multiplier			Results
	Fiscal 2024(1)	Fiscal 2025(2)	Fiscal 2026(2)	Average Financial Goal Multiplier (Operating Income/Operating Cash Flow/EPS)	TSR Modifier (Relative TSR)	Earned PRSUs(3)
Fiscal 2024 PRSUs	90%	115%	120%	108%	120%	130% of Target
(1)During fiscal 2024, the Compensation Committee modified the adjustments used to determine Operating Cash Flow and diluted EPS under the PRSUs to exclude impacts from the acquisition of Splunk, which was completed earlier than initially anticipated, resulting in a Financial Goal Multiplier of 90%, an increase from a Financial Goal Multiplier of 81% without the modification.
(2)During fiscal 2025 and fiscal 2026, the Compensation Committee used operating income as the operating goal under the PRSU plan instead of operating cash flow and EPS, which were used during fiscal 2024.
(3)Earned PRSUs = Target PRSUs x Average Financial Goal Multiplier x Relative TSR Modifier.
Based on the multipliers and modifier as set forth in the table above, the fiscal 2024 PRSUs (for which the three-year performance cycle has been completed) were earned as follows, reflecting our commitment to pay for performance:

Named Executive Officer	Target PRSUs	Fiscal 2024 PRSUs Earned(1)
Charles H. Robbins	290,795	378,032
Mark Patterson	17,715	23,028
Jeetu Patel	79,717	103,631
Dev Stahlkopf	74,094	96,321
Thimaya Subaiya	13,287	17,272
(1)The fiscal 2024 earned PRSUs remain subject to continued employment (other than for any named executive officer who is eligible for retirement vesting) until they settle on November 10, 2026.
The payouts for PRSUs with a three-year performance period granted in fiscal 2024, 2023, and 2022 were as follows:

42	Cisco 2026 Proxy Statement

Target Values versus Accounting Values
The values reported in the Summary Compensation Table for fiscal 2026 are different than the target values set forth in the fiscal 2026 PRSU table above. The values of the fiscal 2024 PRSUs are based on separate measurements of our financial performance for each year in the three-year performance period. Therefore, FASB ASC Topic 718 requires that the grant date fair value to be calculated at the commencement of each separate year of the performance cycle when the respective performance measures are approved. As a result, in addition to the value of the fiscal 2026 PRSUs, the Summary Compensation Table for fiscal 2026 includes a portion of the value of the fiscal 2024 PRSUs based on the annual operational performance metrics set for those awards during fiscal 2026. The table below illustrates the difference between target values and accounting values for our CEO with respect to his equity awards over the last three fiscal years.

	Target Value	Accounting Value Disclosed in Summary Compensation Table
Fiscal 2026	$31,800,105	$39,040,851
Fiscal 2025	$27,800,081	$45,870,690
Fiscal 2024	$27,800,004	$35,373,892
Vesting of RSUs and PRSUs
Consistent with typical practices among competitors for key talent in the technology sector and responsive to recruiting and retention considerations in this market, 34% of the time-based RSUs granted during fiscal 2026 will generally vest subject to a one-year cliff and then vest 8.25% in each successive quarter thereafter over the remainder of the three-year vesting period. Subject to continued employment until the settlement date, any earned PRSUs will be settled following the completion of the performance period and final certification of the Compensation Committee. All outstanding unvested equity awards under the 2005 Stock Incentive Plan will vest in full (at target levels for PRSUs), and, if applicable, become immediately exercisable in the event of the named executive officer’s death, terminal illness, or if Cisco is acquired by merger or asset sale, unless the award or related agreement is assumed or replaced by the acquiring entity.
Retirement
In the event of the retirement of a named executive officer, and to the extent the named executive officer meets certain retirement eligibility criteria described in the award agreement and complies with certain post-retirement assistance requirements and covenants, all PRSUs will continue to vest and any earned PRSUs, based on the satisfaction of the performance metrics, will be settled in Cisco shares at the end of the applicable three-year performance period. Beginning with the fiscal 2024 equity awards, in the event of the retirement of certain RSU award recipients, including each of our named executive officers, and to the extent the RSU award recipient satisfies the specific retirement eligibility criteria described in the award agreement, any unvested portion of the RSUs will vest upon the award recipient’s retirement. At the end of fiscal 2026, Mr. Robbins and Mr. Patterson were eligible for retirement vesting.
See the “Compensation Committee Matters – Fiscal 2026 Compensation Tables – Grants of Plan-Based Awards – Fiscal 2026” table for additional information regarding these equity grants to the named executive officers and the “Potential Payments upon Termination or Change in Control” section for additional information regarding these grants to the named executive officers and all other outstanding equity awards previously granted to the named executive officers.

Compensation Committee Matters	43

Perquisites
Consistent with our pay-for-performance compensation philosophy, we believe perquisites for executive officers should be provided only when they address business-related safety and security needs or enable our executive officers to focus on and effectively perform their roles at Cisco. Consequently, Cisco’s executive officers generally will not be entitled to receive any special benefits, except as provided below or otherwise described in footnote 5 to the “Compensation Committee Matters — Fiscal 2026 Compensation Tables — Summary Compensation Table” below:
●Health Benefits — Executive officers may choose to have an annual executive health screening and other benefits at Cisco’s expense. Executive health physicals and related benefits assist both the executive officer and Cisco by ensuring health risks are minimized.
●Aircraft Policy — During fiscal 2025, the Compensation Committee approved a comprehensive security program for our CEO, following a review by internal and external security professionals. The security program requires that our CEO use aircraft leased or chartered by us for all business and personal travel except on rare occasions where it may be reasonable and necessary to travel commercially. Although not required, our other executive officers may use our corporate aircraft for personal use, subject to availability. Our CEO must reimburse Cisco for the incremental cost of personal use of our corporate aircraft in excess of $200,000 per fiscal year. Our CEO’s direct reports must reimburse Cisco for the incremental cost of all personal use of our corporate aircraft. Because our corporate aircraft are used primarily for business travel, Cisco requires reimbursement for the incremental cost of any personal use of the aircraft (these costs do not include fixed costs that do not change based on usage), other than the $200,000 allowance for our CEO.
The incremental cost for personal use includes, when applicable, the following costs: fuel, landing/parking fees, crew fees and expenses, custom fees, flight services/charts, variable maintenance costs, inspections, catering, aircraft supplies, telephone usage, trip-related hangar rent and parking costs, plane repositioning costs (deadhead flights), occupied variable fees, and other miscellaneous expenses. The incremental cost excludes, when applicable, fixed costs such as monthly management fees, lease payments, crew salaries, maintenance costs not related to trips, training, home hangaring, general taxes and insurance, and services support, as these fixed costs are generally incurred for business purposes. In addition, occasionally, guests of named executive officers and board members are permitted to ride along on Cisco’s leased corporate aircraft when the aircraft is already going to a specific destination for a business purpose, provided there is no more than de minimis incremental cost. On such occasions, the named executive officer will be subject to imputed income at the applicable Standard Industrial Fare Level (SIFL) rates for any personal passengers on that flight, and Cisco does not provide tax gross-ups for such imputed income.
●Personal Security — Cisco has provided certain personal security services to ensure Mr. Robbins safety for several years. During fiscal 2025, the Compensation Committee approved a comprehensive security program for Mr. Robbins and other members of his executive leadership team, following a review by internal and external security professionals. We believe these security measures benefit Cisco and our stockholders by mitigating risks to our executive leadership and supporting continuity of leadership and our business.
Consistent with prevalent practices among large, multinational companies, and based on an independent third-party security study, Cisco provides security, including but not limited to cyber and digital protection and executive protection and secure transportation for the CEO and the family of the CEO, other members of Cisco’s executive leadership team, and the family of other members of Cisco’s executive leadership team, to the extent recommended by internal security personnel. The chair of the Compensation Committee must pre-approve any security recommended by Cisco Security or a third-party security vendor for families traveling with executive officers other than the CEO on business trips and for such executive officers and, if applicable, their families on non-business trips. In addition, Cisco security practices provide that the CEO and the President and Chief Product Officer may be driven to and from work by an authorized car service and personal security driver. Further, Cisco provides certain security products and related licenses to certain named executive officers for use at their residences. The incremental cost of security expenses for Cisco security personnel is their meals, lodging, and travel, but generally not their compensation because Cisco already incurs that cost for business purposes. The incremental cost of third-party security vendors is their actual cost. The incremental cost for the authorized car service and personal security driver is the actual cost. The incremental cost for security products and related licenses is the actual cost. Cisco does not consider the provision of such security to be a perquisite since the need for security arises from the nature of the executive officer’s employment by Cisco and the provision of such security is provided to mitigate risks to Cisco’s business. Pursuant to SEC guidance, we have reported the aggregate incremental costs in the “All Other Compensation” column of the Summary Compensation Table.

44	Cisco 2026 Proxy Statement

The Compensation Committee believes that these costs are appropriate and necessary in light of the current threats and safety concerns and challenges affecting management teams at large companies with global operations. The Compensation Committee will continue to evaluate this program, including a review of security professional assessments and safety threats and recommendations for the security programs.
●Relocation Benefits — Executive officers who are relocating may be entitled to the benefits determined with reference to Cisco’s international and domestic assignment, transfer, and relocation policies for Vice Presidents and above, as amended from time to time. These relocation benefits are market competitive benefits and enable an orderly transition for Vice Presidents relocating within the United States or to another country.
●Required Business Trips/Events Where Spouses/Partners are Expected to Attend — Cisco will pay for or reimburse spousal/partner travel and personal expenses only in connection with business-related events where Cisco executive officers are required to attend and where the presence of spouses/partners is expected; provided, however, for each named executive officer, the aggregate amount of spousal/partner travel and personal expenses paid for by Cisco in a fiscal year will not exceed $25,000. If a named executive officer’s spousal/partner travel and personal expenses are in excess of such limit, the named executive officer will generally be responsible for such excess amounts and will reimburse Cisco. Additionally, at certain of these events, named executive officers receive limited gifts at no cost to Cisco.
●Gross-Ups — Cisco does not provide for tax gross-ups in connection with any of the foregoing items except in the case of tax equalization and tax adjustments under Cisco’s international and domestic assignment, transfer, and relocation policies.
Deferred Compensation Plan
The Deferred Compensation Plan is available to all U.S. employees with the title of director or above, including the named executive officers. The Deferred Compensation Plan provides an opportunity for individual retirement savings on a tax- and cost-effective basis on compensation above the Internal Revenue Code of 1986, as amended (the “Code”), limits under the Cisco Systems, Inc. 401(k) Plan (the “401(k) Plan”). Cisco does not sponsor a supplemental executive retirement plan or a defined benefit pension plan. Cisco matches deferrals at the same percentage as matched under the 401(k) Plan. Those matching contributions are described in footnote 2 to the “Compensation Committee Matters — Fiscal 2026 Compensation Tables — Nonqualified Deferred Compensation — Fiscal 2026” table below.

Compensation Committee Matters	45

Fiscal 2027 Compensation Approach
●Base Salaries – Based on individual performance, Cisco’s recent performance history, the CEO’s recommendations for annual base salaries other than his own, internal equity, and competitive market data, the annual base salary for each of our named executive officers will increase as follows, in each case effective November 1, 2026: Mr. Robbins - from $1,390,000 to $1,500,000; Mr. Patterson - from $850,000 to $925,000; Mr. Patel - from $900,000 to $1,000,000; Ms. Stahlkopf - from $750,000 to $825,000; and Mr. Subaiya - from $800,000 to $832,000. The increase to Mr. Robbins’ annual base salary is the first increase since the beginning of fiscal 2020.
●Variable Cash Incentive Awards — Awards under the EIP for the named executive officers are based entirely on the risk and reward of Cisco’s financial performance. The individual target awards remain at 260% of base salary for Mr. Robbins and 160% of base salary for the other named executive officers, which levels are the same as fiscal 2026 levels.
●Long-Term, Equity-Based Incentive Awards — To further Cisco’s goals of retaining top talent and incentivizing long-term stockholder value creation, and of continuing the consistency of the overall incentive program design and operation, in September 2026, the Compensation Committee granted the following fiscal 2027 equity awards to the continuing named executive officers below (60% PRSUs/40% RSUs for the CEO and 50% PRSUs/50% RSUs for the other continuing named executive officers). The fiscal 2027 PRSUs continue to use a three-year performance period with a multi-year performance metric covering the three-year period from the beginning of fiscal 2027 through the end of fiscal 2029. A relative TSR performance goal for the fiscal 2027 PRSUs will modify the financial performance goal multiplier higher or lower by no more than 20% similar to the Relative TSR Modifier described above with respect to the fiscal 2026 PRSUs with a cap at target in the event Cisco’s absolute TSR during the three-year performance period is negative.

Named Executive Officer	Performance-Based Restricted Stock Units	Time-Based Restricted Stock Units
Charles H. Robbins	237,321	167,069
Mark Patterson	87,897	92,817
Jeetu Patel	131,845	139,225
Dev Stahlkopf	52,738	55,690
Thimaya Subaiya	52,738	55,690

46	Cisco 2026 Proxy Statement

Executive Compensation Governance Components
Our Culture of Ownership
As noted above, a core element of Cisco’s compensation philosophy is to align the interests of executive officers with those of stockholders by providing appropriate long-term incentives. To further this goal, Cisco has a long-standing policy regarding minimum ownership of shares by Cisco’s executive officers. During fiscal 2025, Cisco added a holding requirement as described below.
These minimum ownership requirements call for Cisco’s CEO to own shares of Cisco’s common stock having a value equal to at least six times the CEO’s annual base salary and for each other executive officer to own shares of Cisco’s common stock having a value equal to at least four times the executive officer’s annual base salary. The CEO and each other executive officer have five years from the date of their respective appointment to attain their minimum ownership level. During fiscal 2025, Cisco introduced a holding requirement to our stock ownership guidelines, which provides that until the CEO or an executive officer has satisfied the required ownership level, during the five-year attainment period, such executive officer shall be required to hold as least 25% of any total net shares acquired (post tax). If the CEO or an executive officer does not satisfy the required ownership level during the five-year attainment period, such executive officer shall be required to hold 100% of any acquired shares until the required ownership level is satisfied.
For purposes of our ownership requirements, an executive officer’s stock ownership includes all shares of Cisco common stock owned by the executive officer outright or held in trust for the executive officer and his or her immediate family, plus the executive officer’s vested deferred stock and allocated shares of Cisco common stock in employee plans, but not the executive officer’s unvested or unexercised equity. The value of a share is measured as the greater of the then current market price or the closing price of a share of Cisco common stock on the acquisition date.

Position	Required Share Ownership (Multiple of Base Salary)
CEO	6x
Other Executive Officers	4x
As of October 16, 2026, all of our executive officers were either exceeding the minimum stock ownership requirements or were on track to comply within the relevant timeframe. Additionally, as of October 16, 2026, Mr. Robbins’ actual stock ownership, as calculated pursuant to our ownership requirements, was more than 22 times his annual base salary.
Recoupment (“Clawback”) Policy
Effective in October 2023, Cisco updated its prior recoupment policy, which update was intended to comply with the adopted final SEC rules and applies to all cash and equity incentive awards received on or after October 2, 2023. Under the updated recoupment policy, in the event of an accounting restatement, the Compensation Committee will seek reimbursement from each applicable Section 16 officer of any excess performance-based cash or equity incentives with the excess amount determined based on the impact of the accounting restatement on all applicable performance measures. A copy of our recoupment policy was filed as Exhibit 97.1 to our Annual Report on Form 10-K for fiscal 2025.
Prior to the adoption of the updated recoupment policy, Cisco had a long-standing recoupment policy for cash incentive awards paid to executive officers under Cisco’s annual cash incentive plan, the EIP, and in June 2019, this policy was extended to include PRSUs. For PRSUs received prior to October 2, 2023 that remain subject to Cisco’s prior recoupment policy, in the event of a restatement of incorrect financial results, this policy enables the Compensation Committee, if it determines appropriate and subject to applicable laws, to seek reimbursement from executive officers of the incremental shares of Cisco’s common stock settled for any PRSUs in excess of the shares of Cisco’s common stock that would have been settled for such PRSUs based on the restated financial results, or the value of such incremental shares to the extent an executive officer sells any incremental shares.
Cisco’s long-term, equity-based incentive award plans also generally provide for forfeiture if a named executive officer participates in activities detrimental to Cisco (including during a retirement-vesting period) or is terminated for misconduct.

Compensation Committee Matters	47

Equity Award Timing Policies and Practices
We do not grant equity awards in anticipation of the release of material non-public information and we do not time the release of material non-public information based on equity award grant dates or for the purpose of affecting the value of executive compensation. In addition, we do not take material nonpublic information into account when determining the timing and terms of such awards. Although we do not have a formal policy with respect to the timing of our equity awards, the Compensation Committee has historically granted such awards on a predetermined annual schedule. In fiscal 2026, we did not grant new awards of stock options, stock appreciation rights, or similar option-like instruments to our named executive officers.
Compensation Risk Management
The Compensation Committee’s annual review and approval of Cisco’s compensation philosophy and strategy includes the review of compensation-related risk management. In this regard, the Compensation Committee reviews Cisco’s compensation programs for employees and executives, including the variable cash incentive plans and long-term, equity-based incentive awards, and does not believe that the compensation program creates risks that are reasonably likely to have a material adverse effect on Cisco.
As part of this review, the Compensation Committee evaluates the need to engage independent consultants for specific assignments and engaged Exequity during fiscal 2026 to deliver a report and assist with the risk assessment of Cisco’s executive compensation program.
Exequity advised that Cisco’s executive compensation program:
●maintains an appropriate pay philosophy;
●uses an appropriate, objectively selected peer group to support decision-making;
●reflects best-in-class design and governance practices in key areas;
●supports business objectives;
●mitigates compensation-related risk through a balanced structure and related policies such as stock ownership guidelines, pledging prohibitions, etc.; and
●reviews actual pay delivery from performance-based incentives to confirm the rigor of goal setting and the alignment with performance.
The Compensation Committee also determined that Cisco’s commission and sales incentive plans for employees at all levels are based on measurable and verifiable sales goals that are aligned with Cisco’s company-wide revenue and operating income goals for its bonus plan for executives. In addition, total target incentive compensation for all employees is a small percentage of total sales and revenue, and incentive opportunities under these plans are capped. The plans are monitored to ensure that internal controls are in place to mitigate risk. Management also retains discretion to reduce incentive amounts in appropriate circumstances.

48	Cisco 2026 Proxy Statement

Compensation Process
The Compensation Committee has the exclusive authority and responsibility to determine all aspects of executive compensation packages for executive officers. The Compensation Committee begins its process of deciding how to compensate Cisco’s named executive officers by considering the competitive market data and specific compensation designs provided by its independent compensation consultant and the People and Communities organization. The Compensation Committee, with the assistance of its independent compensation consultant, identified criteria to select a list of companies that comprise Cisco’s peer group.
During fiscal 2026, the Compensation Committee retained Exequity as its independent compensation consultant to help the Compensation Committee establish and implement its compensation philosophy, to evaluate compensation proposals recommended by management, and to provide advice and recommendations on competitive market practices and specific compensation decisions for executive officers. The Compensation Committee retains and does not delegate any of its exclusive power to determine all matters of executive compensation and benefits, although the CEO and the People and Communities organization present compensation and benefit proposals to the Compensation Committee. Exequity worked directly with the Compensation Committee (and not on behalf of management) to assist the Compensation Committee in satisfying its responsibilities and did not undertake projects for management, except at the request of the Compensation Committee chair and in the capacity of the Compensation Committee’s agent. During fiscal 2026, Exequity performed no other consulting or other services for management and did not undertake any projects for management.
Peer Group
The Compensation Committee approved a peer group in March 2025, which was used to establish compensation targets and guide decisions through February 2026. Exequity subsequently prepared a peer group study, and based on the below objective selection criteria, the same peer group was approved in March 2026. As an additional point of reference, the Compensation Committee may also decide to use data accumulated by management regarding compensation practices of companies where Cisco regularly competes for talent.
How the Peer Group was Selected
The members of the peer group are generally based on the following objective criteria, recommended by Exequity:
●Major information technology companies with related Global Industry Classification Standard (GICS) codes 4510, 4520, 4530, and 5020;
●A three-year rolling average market capitalization greater than $30 billion (based on the trailing 12-quarter average); and
●Revenues greater than $10 billion (based on the trailing four-quarter averages).
Peer Group Members

Accenture plc (ACN)	Dell Technologies Inc. (DELL)	Microsoft Corporation (MSFT)
Adobe Inc. (ADBE)	HP Inc. (HPQ)	Oracle Corporation (ORCL)
Alphabet Inc. (GOOG)	Intel Corporation (INTC)	Qualcomm Incorporated (QCOM)
Apple Inc. (AAPL)	International Business Machines Corporation (IBM)	Salesforce, Inc. (CRM)
Broadcom Inc. (AVGO)	Meta Platforms, Inc. (META)	Visa Inc. (V)
The positions of Cisco’s named executive officers were compared to their counterpart positions in the peer group, and the compensation levels for comparable positions in the peer group were examined for guidance in determining:
●base salaries;
●variable cash incentive awards; and
●the amount and mix of long-term, equity-based incentive awards.

Compensation Committee Matters	49

The Compensation Committee establishes base salaries, variable cash incentive awards, and long-term, equity-based incentive awards on a case-by-case basis for each named executive officer taking into account, among other things, company and individual performance, role expertise, experience, and the competitive market, advancement potential, recruiting needs, internal equity, retention requirements, unrealized equity gains, succession planning, and best compensation governance practices. While the Compensation Committee references the peer group median as its primary benchmark in connection with its compensation decisions, the Compensation Committee does not tie individual compensation to specific target percentiles.
How the Compensation Committee Makes Decisions and Policies
The Compensation Committee retains and does not delegate any of its exclusive power to determine all matters of executive compensation and benefits, although from time to time it seeks input and recommendations from the CEO and the People and Communities organization. The Compensation Committee makes decisions based on the following inputs: company performance, regulatory and market considerations, shareholder feedback, individual performance, independent compensation consultant, and CEO/HR input.
Our CEO does not make recommendations with respect to his compensation or participate in the deliberations regarding the setting of his compensation. The Compensation Committee reports to the Board on the major items covered at each Compensation Committee meeting. Exequity works directly with and on behalf of the Compensation Committee to assist the Compensation Committee in satisfying its responsibilities; and undertakes no projects for management except at the request of the Compensation Committee chair, and in the capacity of the Compensation Committee’s agent where such projects were in direct support of the Compensation Committee’s charter. The Compensation Committee assessed the independence of Exequity during fiscal 2026 and believed that there were no conflicts of interest. In reaching this conclusion, the Compensation Committee considered applicable SEC rules and regulations and the corresponding Nasdaq independence factors regarding compensation advisor independence.
In determining executive compensation, the Compensation Committee also considers, among other factors, the possible tax consequences to Cisco and to its executives. To maintain maximum flexibility in designing compensation programs, the Compensation Committee, while considering company tax deductibility as one of its factors in determining compensation, will not limit compensation to those levels or types of compensation that are intended to be deductible.
In reviewing and establishing CEO compensation, the Compensation Committee also considers our CEO pay ratio. Cisco has always been committed to paying its people fairly and equitably, and we have strived to develop and execute robust policies to evaluate pay levels throughout the company. We are a founding signer of the White House Equal Pay Pledge and the Parity.org pledge, and we are leading the charge to make fair pay a reality for all employees through the Employers for Pay Equity Consortium.
The Compensation Committee considers the accounting consequences to Cisco of different compensation decisions and the impact on stockholder dilution; however, neither of these factors by themselves will compel a particular compensation decision.
The Compensation Committee annually grants long-term, equity-based incentive awards to executive officers after the close of the prior fiscal year and the review and evaluation of each executive officer’s performance. The Compensation Committee’s policy is to generally grant equity awards only during open trading windows and to establish grant dates in advance, generally establishing those dates near the beginning of each fiscal year.

50	Cisco 2026 Proxy Statement

Compensation Committee Report
The information contained in this report shall not be deemed to be “soliciting material,” to be “filed” with the SEC, or to be subject to Regulation 14A or Regulation 14C (other than as provided in Item 407 of Regulation S-K) or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed to be incorporated by reference in future filings with the SEC except to the extent that Cisco specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.
The Compensation and Management Development Committee has reviewed and discussed the “Compensation Discussion and Analysis” section of this Proxy Statement with Cisco’s management. Based on that review and those discussions, the Compensation and Management Development Committee recommended to the Board of Directors that the “Compensation Discussion and Analysis” section be included in this Proxy Statement and incorporated by reference into Cisco’s Annual Report on Form 10-K for its 2026 fiscal year.
Submitted by the Compensation and Management Development Committee
Dr. Kristina M. Johnson (Chair)
John D. Harris II
Marianna Tessel

Compensation Committee Matters	51

Fiscal 2026 Compensation Tables
The following table, footnotes, and related narrative sets forth the “total compensation” earned by the named executive officers for services rendered in all capacities to Cisco and its subsidiaries for each of the last three or fewer fiscal years during which such individuals were designated as named executive officers. The salary, bonus, and non-equity incentive plan compensation columns set forth below reflect the actual amounts paid for the relevant fiscal years, while the stock awards column reflects accounting values. For the actual amounts of compensation related to long-term equity incentives, see the “Stock Vested – Fiscal 2026” table below. Cisco’s named executive officers for fiscal 2026 include our CEO, our CFO, and our three most highly compensated executive officers (other than CEO and CFO) who were serving as executive officers at the end of fiscal 2026.
Summary Compensation Table

Name and Principal Position(1)	Fiscal Year(1)	Salary ($)	Bonus ($)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)	Total as Adjusted for Alternative Stock Award Values ($)(5)
Charles H. Robbins	2026	1,390,000	—	39,040,851	6,685,900	1,411,062	48,527,813	41,287,067
Chair and Chief Executive Officer	2025	1,390,000	—	45,870,690	5,117,424	460,637	52,838,751	41,266,351
	2024	1,390,000	—	35,373,892	2,356,328	82,434	39,202,654	39,848,592
Mark Patterson	2026	850,000	—	12,441,169	2,516,000	87,159	15,894,328	15,453,224
Executive Vice President and Chief Financial Officer
Jeetu Patel	2026	900,000	—	16,985,082	2,664,000	135,796	20,684,878	18,699,875
President and Chief Product Officer	2025	859,184	—	22,742,067	1,947,596	138,588	25,687,435	22,497,852
Dev Stahlkopf	2026	745,389	—	10,345,054	2,206,557	43,691	13,340,691	11,495,750
Executive Vice President and Chief Legal Officer	2025	732,875	—	13,300,768	1,660,402	132,689	15,826,734	12,758,943
	2024	728,269	—	10,941,885	759,745	66,961	12,496,860	12,260,778
Thimaya Subaiya	2026	793,269	—	9,830,896	2,348,376	39,043	13,011,583	12,680,737
Executive Vice President, Operations	2025	761,731	—	12,112,001	1,726,112	138,771	14,738,615	14,243,604
	2024	668,484	—	3,966,086	548,537	15,525	5,198,632	5,191,111
(1)Mr. Patterson was promoted to Executive Vice President and Chief Financial Officer, effective July 27, 2025, and was not a named executive officer in fiscal 2025 and 2024. Mr. Patel was promoted to President and Chief Product Officer, effective May 14, 2025, and was not a named executive officer in fiscal 2024.
(2)The amounts in the “Stock Awards” column represent the aggregate grant date fair values, computed in accordance with FASB ASC Topic 718, of PRSUs and RSUs granted during the applicable fiscal year under the 2005 Stock Incentive Plan. See below for more information on, and assumptions used for, the grant date fair value of the PRSUs, other than transformational PRSUs granted during fiscal 2025 and fiscal 2024. For time-based awards without dividend equivalent rights, the grant date fair value was determined using the closing price of Cisco common stock on the date of grant, adjusted for the present value of expected dividends. For time-based awards with dividend equivalent rights, and for transformational PRSUs granted during fiscal 2025 and fiscal 2024, the grant date fair value was determined using the closing price of Cisco common stock on the date of grant.
The PRSUs awarded in fiscal 2026, 2025 and 2024 are generally based on the three-year performance cycle of (i) fiscal 2026 through fiscal 2028, (ii) fiscal 2025 through fiscal 2027, and (iii) fiscal 2024 through fiscal 2026, respectively. Generally, for the PRSUs awarded in fiscal 2026, 2025 and 2024, the performance metrics are based on operating goal performance with a modifier of plus or minus 20% based on Cisco’s relative TSR, subject to a cap at target for the relative TSR modifier of the fiscal 2026 and the fiscal 2025 PRSUs in the event Cisco’s absolute TSR during the three-year performance period is negative.

52	Cisco 2026 Proxy Statement

For the PRSUs awarded in fiscal 2026 and fiscal 2025, the metric used to determine the number of PRSUs earned relative to operating goal performance is operating income based on goals over the three-fiscal year performance period, pre-established at the beginning of fiscal 2026 and fiscal 2025. This operating goal performance metric will be reviewed at the end of the performance period and any PRSUs are earned based on performance over the performance period, subject to the Compensation Committee’s approval. For the PRSUs awarded in fiscal 2024, the metrics used to determine the number of PRSUs earned relative to operating goal performance are operating income during fiscal 2026 and fiscal 2025 and operating cash flow and EPS during fiscal 2024, based on annual goals, pre-established at the beginning of each applicable fiscal year (the “Legacy Design”). These operating goal performance metrics are reviewed at the end of each fiscal year and any PRSUs are earned based on the average performance over the applicable fiscal years, subject to the Compensation Committee’s approval. The probable and maximum values are based upon achieving the target or maximum level of performance as of the date the goals were set. The performance periods for the PRSUs earned based on Cisco’s relative TSR are described in the “ Grants of Plan-Based Awards – Fiscal 2026” table below. See the “Fiscal 2026 Compensation” section in the CD&A for a description of the material terms of the PRSUs.
The table below sets forth the grant date fair value for PRSUs awarded in fiscal 2026, 2025 and 2024.

Name	Fiscal Year	Probable Outcome of Performance Conditions Grant Date Fair Value ($)(a)	Maximum Outcome of Performance Conditions Grant Date Fair Value ($)(a)
Charles H. Robbins	2026	26,320,804	52,746,891
	2025	34,750,648	69,614,306
	2024	24,253,889	47,391,223
Mark Patterson	2026	6,441,162	12,908,088
Jeetu Patel	2026	9,485,040	19,008,020
	2025	13,055,273	26,156,187
Dev Stahlkopf	2026	6,094,999	12,214,378
	2025	9,050,744	18,130,759
	2024	6,691,860	12,963,995
Thimaya Subaiya	2026	5,080,874	10,182,071
	2025	6,611,985	13,247,950
	2024	1,504,155	2,915,329
(a)    Except in the case of the fiscal 2026 and fiscal 2025 PRSUs, because the performance-related component for PRSUs that contain operating goals is based on separate measurements of our financial performance for each year in the three-year performance cycle, FASB ASC Topic 718 requires the grant date fair value to be calculated at the commencement of each separate year of the performance cycle when the respective performance measures are approved as follows:
(i)    the amounts for fiscal 2026 and fiscal 2025 represent the grant date fair value for the operating goal performance-related component and market-related TSR component of the PRSUs awarded in fiscal 2026 and fiscal 2025 based upon the probable or target outcome of these components as of the date the goals were set and based upon achieving the maximum level of performance under these components as of the date the goals were set; and
(ii)    the amounts for fiscal 2024 represent the grant date fair value for the operating goal performance-related component of the PRSUs awarded in fiscal 2024, 2023 and 2022 and the market-related TSR component of the PRSUs awarded in fiscal 2024 based upon the probable or target outcome of these components as of the date the goals were set and based upon achieving the maximum level of performance under these components as of the date the goals were set.
For additional description of the actual amounts earned for the fiscal 2024 PRSUs, see the “Fiscal 2026 Compensation – Long-Term, Equity-Based Incentive Awards – Earned Fiscal 2024 Awards (Fiscal 2024 – 2026)” section in the CD&A above.

Compensation Committee Matters	53

The following table includes the assumptions used to calculate the grant date fair value of PRSU awards, other than transformational PRSU awards granted during fiscal 2025 and fiscal 2024, (prior to any applicable modifications) reported for fiscal 2026, 2025 and 2024.

PRSU Award	Fair Value ($)	Key Assumptions Used in Monte Carlo Model
		Expected Term in Years	Stock Volatility (%)	Risk Free Interest Rate (%)	Dividend Yield (%)(a)
Fiscal 2026
9/16/2025 PRSUs	69.76	2.87	20.96	3.45	0.0
Year 3 of Fiscal 2024 PRSUs	74.70	0.85	23.23	3.64	0.0
Fiscal 2025
9/19/2024 PRSUs	54.77	2.84	24.15	3.46	0.0
Year 2 of Fiscal 2024 PRSUs	49.70	1.85	20.03	3.61	0.0
Year 3 of Fiscal 2023 PRSUs	55.00	0.85	21.16	4.05	0.0
Fiscal 2024
9/21/2023 PRSUs	57.36	2.84	23.26	4.83	0.0
Year 2 of Fiscal 2023 PRSUs	67.33	1.89	25.72	4.93	0.0
Year 3 of Fiscal 2022 PRSUs	57.26	N/A	N/A	N/A	N/A
(a)    For purposes of calculating the grant date fair values of PRSU awards, we assumed that dividends distributed during the applicable performance period would be reinvested on the ex-dividend date. When simulating TSR for Cisco and each member of the pre-established group of comparator companies, we assumed a dividend yield of 0.0%, which is mathematically equivalent to reinvesting dividends in the issuing company.
(3)The amounts listed in the “Non-Equity Incentive Plan Compensation” column for fiscal 2026, 2025 and 2024 reflect the cash awards paid under the EIP for performance in the applicable fiscal year. See the “Fiscal 2026 Compensation” section in the CD&A for a description of the material terms, including how the variable cash incentive awards were determined for fiscal 2026.
(4)The amounts listed in the “All Other Compensation” column for fiscal 2026 include actual and estimated matching contributions by Cisco under the Deferred Compensation Plan, matching contributions that Cisco made under the 401(k) Plan, and other perquisites and personal benefits. Details about these amounts are set forth in the table below.

Name	Matching Contributions under Deferred Compensation Plan ($)(a)	Matching Contributions under 401(k) Plan ($)	Other ($)(b)		Total ($)
Charles H. Robbins	42,769	16,200	1,352,093	(c)	1,411,062
Mark Patterson	—	16,663	70,496	(d)	87,159
Jeetu Patel	—	14,019	121,777	(e)	135,796
Dev Stahlkopf	—	16,200	27,491	(f)	43,691
Thimaya Subaiya	—	16,200	22,843	(g)	39,043
(a)    This includes matching contributions related to fiscal 2026 salary deferred during calendar year 2026 that are expected to be credited at the end of calendar year 2026. See the “Nonqualified Deferred Compensation – Fiscal 2026” section below for more information.
(b)    In fiscal 2026, our CEO was required to use our corporate aircraft for all business and personal travel, subject to certain limited exceptions, and must reimburse Cisco for the incremental cost of personal use in excess of $200,000. Although not required, our other named executive officers were permitted to use our aircraft occasionally for non-business travel, subject to availability and reimbursing Cisco for the incremental cost of the flight. Additionally, in fiscal 2026, guests of named executive officers were permitted to ride along on Cisco’s leased corporate aircraft when the aircraft was already going to a specific destination for a business purpose, provided there was no more than a de minimis incremental cost. See the “Fiscal 2026 Compensation – Perquisites” section in the CD&A for a description of our Aircraft Policy and the method Cisco used in determining the incremental cost for personal use.
(c)    The amount listed in the “All Other Compensation” column for fiscal 2026 for Mr. Robbins includes, in addition to $200,000 for personal use of our corporate aircraft described in footnote (b) above, $1,124,316 for security, de minimis incremental catering costs for guests related to use of the corporate aircraft, and personal expenses in connection with the attendance of his spouse at required business trips where the presence of spouses/partners was expected. Cisco provides security, including but not limited to cyber and digital protection and executive protection and secure transportation for the CEO and the family of the CEO, as recommended by internal security personnel. Additionally, Cisco security practices provide that the CEO be driven to and from work by an authorized car service and personal security driver. Cisco does not consider these security expenses to be personal benefits since these expenses arise from the nature of Mr. Robbins’ employment by Cisco.

54	Cisco 2026 Proxy Statement

However, the disclosure regulations require certain security expenses to be reported as personal benefits. The amount reported for such security expenses is the incremental cost to Cisco of providing security personnel employed by Cisco and third-party security vendors. For Cisco security personnel, the incremental cost includes meals, lodging and travel. Compensation is not included because Cisco already incurs that cost for business purposes. For third-party security vendors, the incremental cost is their actual cost. The incremental cost for the authorized car service and personal security driver is the actual cost.
(d)    The amount listed in the “All Other Compensation” column for fiscal 2026 for Mr. Patterson includes $38,232 for security, an annual executive health screening, de minimis incremental catering costs for guests related to use of the corporate aircraft, and personal expenses in connection with the attendance of his spouse at required business trips where the presence of spouses/partners was expected. Cisco provides security, including but not limited to cyber and digital protection, for members of Cisco’s executive leadership team and the family of members of Cisco’s executive leadership team, to the extent recommended by internal security personnel. The incremental cost of third-party security vendors, security products and related licenses is their actual cost.
(e)    The amount listed in the “All Other Compensation” column for fiscal 2026 for Mr. Patel includes $95,804 for security, de minimis incremental catering costs for guests related to use of the corporate aircraft, and personal expenses in connection with the attendance of his partner at required business trips where the presence of spouses/partners was expected. Cisco provides security, including but not limited to cyber and digital protection and executive protection and secure transportation for members of Cisco’s executive leadership team and the family of members of Cisco’s executive leadership team, to the extent recommended by internal security personnel. Additionally, Cisco security practices provide that Mr. Patel be driven to and from work by an authorized car service and personal security driver. Cisco does not consider these security expenses to be personal benefits since these expenses arise from the nature of Mr. Patel’s employment by Cisco. However, the disclosure regulations require certain security expenses to be reported as personal benefits. The amount reported for such security expenses is the incremental cost to Cisco of providing security personnel employed by Cisco and third-party security vendors. For Cisco security personnel, the incremental cost includes meals, lodging and travel. Compensation is not included because Cisco already incurs that cost for business purposes. For third-party security vendors, the incremental cost is their actual cost. The incremental cost for the authorized car service and personal security driver is the actual cost.
(f)    The amount listed in the “All Other Compensation” column for fiscal 2026 for Ms. Stahlkopf includes cyber and digital protection security, de minimis incremental catering costs for guests related to use of the corporate aircraft, and personal expenses in connection with the attendance of her spouse at required business trips where the presence of spouses/partners was expected. Cisco provides security, including but not limited to cyber and digital protection, for members of Cisco’s executive leadership team and the family of members of Cisco’s executive leadership team, to the extent recommended by internal security personnel. The incremental cost of third-party security vendors, security products and related licenses is their actual cost.
(g)    The amount listed in the “All Other Compensation” column for fiscal 2026 for Mr. Subaiya includes cyber and digital protection security, an annual executive health screening, and personal expenses in connection with the attendance of his spouse at required business trips where the presence of spouses/partners was expected. Cisco provides security, including but not limited to cyber and digital protection, for members of Cisco’s executive leadership team and the family of members of Cisco’s executive leadership team, to the extent recommended by internal security personnel. The incremental cost of third-party security vendors, security products and related licenses is their actual cost.
(5)To supplement the disclosure required by the SEC in the other columns of the Summary Compensation Table, we include this additional column to illustrate the target values for equity awards granted during fiscal 2026, 2025, and 2024 because the change to the design of our long-term incentive program during fiscal 2026 and 2025 to incorporate three-year operating goals for the fiscal 2026 and 2025 PRSUs causes us to recognize the grant date fair value for three full years at once, as compared to the recognition in one-year increments required under the Legacy Design, resulting in a lack of comparability from period to period as we transition away from the Legacy Design. During fiscal 2024, our long-term incentive program provided for an average of Cisco’s operating goals over a three-year period as measured against annual performance goals set by the Compensation Committee at the beginning of each fiscal year. As a result and with respect to our PRSU grants, the values in the “Stock Awards” column for fiscal 2026 and 2025 include, as required by SEC rules, both the full three-year target value of the fiscal 2026 and 2025 PRSUs, respectively, and one-third (i.e., a single year) of the target values of the fiscal 2024, while the values for fiscal 2024 include only a portion of the target values for each of the fiscal 2024, 2023, and 2022 PRSUs.

Compensation Committee Matters	55

The amounts reported in the “Total as Adjusted for Alternative Stock Award Values” differ substantially from the amounts determined under SEC rules as reported in the “Total” column and are not substitutes for the amounts reported in the “Total” column. These amounts in each case represent: (i) the corresponding amount set forth under the column entitled “Total,” as calculated under applicable SEC rules, minus (ii) the aggregate grant date fair values listed below, which represent the values attributable to annual PRSUs featuring the Legacy Design as included in the corresponding column entitled “Stock Awards,” as required under SEC rules, plus (iii) the corresponding values listed below, which represent alternative target grant values of PRSUs for the applicable fiscal year.

	Fiscal 2026		Fiscal 2025		Fiscal 2024
Name	SEC-Required Grant Date Fair Value for Legacy Design PRSUs ($)	Alternative Target Grant Value for Fiscal 2026 PRSUs ($)(a)	SEC-Required Grant Date Fair Value for Legacy Design PRSUs ($)	Alternative Target Grant Value for Fiscal 2025 PRSUs ($)(a)	SEC-Required Grant Date Fair Value for Legacy Design PRSUs ($)	Alternative Target Grant Value for Fiscal 2024 PRSUs ($)(b)
Charles H. Robbins	7,240,746	—	11,572,400	—	16,034,122	16,680,060
Mark Patterson	441,104	—	N/A	N/A	N/A	N/A
Jeetu Patel	1,985,003	—	3,189,583	—	N/A	N/A
Dev Stahlkopf	1,844,941	—	3,067,791	—	4,486,113	4,250,031
Thimaya Subaiya	330,846	—	495,011	—	769,662	762,141
(a)    The long-term incentive program during fiscal 2026 and 2025 incorporated three-year operating goals for the fiscal 2026 and 2025 PRSUs. Therefore, there are no alternative target grant values for the fiscal 2026 and 2025 PRSUs.
(b)    The alternative target grant values for the fiscal 2024 PRSUs included in the “Fiscal 2024” column above are the product of (i) three and (ii) the grant date fair values as set forth in the “Grants of Plan-Based Awards - Fiscal 2024” table in the proxy statement for the 2024 annual meeting of stockholders.

56	Cisco 2026 Proxy Statement

The following table provides information on cash-based performance awards and stock unit awards in fiscal 2026 to each of Cisco’s named executive officers. There can be no assurance that the Grant Date Fair Value of the Stock Awards, as listed in this table, will ever be realized. These Grant Date Fair Value amounts also are included in the “Stock Awards” column of the Summary Compensation Table.
Grants of Plan-Based Awards – Fiscal 2026

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock Awards ($)(1)
Name	Grant Date		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Charles H. Robbins		(2)	361,400	3,614,000	7,228,000
	9/16/25	(3)				54,702	273,510	548,114		19,080,058
	9/16/25	(4)				6,462	96,931	194,249		7,240,746
	9/16/25	(5)							190,050	12,720,047
Mark Patterson		(2)	136,000	1,360,000	2,720,000
	9/16/25	(3)				17,202	86,010	172,364		6,000,058
	9/16/25	(4)				393	5,905	11,833		441,104
	9/16/25	(5)							89,646	6,000,007
Jeetu Patel		(2)	144,000	1,440,000	2,880,000
	9/16/25	(3)				21,502	107,512	215,454		7,500,037
	9/16/25	(4)				1,771	26,573	53,252		1,985,003
	9/16/25	(5)							112,058	7,500,042
Dev Stahlkopf		(2)	119,273	1,192,734	2,385,468
	9/16/25	(3)				12,184	60,924	122,091		4,250,058
	9/16/25	(4)				1,646	24,698	49,494		1,844,941
	9/16/25	(5)							63,500	4,250,055
Thimaya Subaiya		(2)	126,939	1,269,392	2,538,784
	9/16/25	(3)				13,618	68,091	136,454		4,750,028
	9/16/25	(4)				295	4,429	8,875		330,846
	9/16/25	(5)							70,970	4,750,022
(1)The grant date fair value is computed in accordance with FASB ASC Topic 718 for PRSUs and RSUs granted during the applicable fiscal year under the 2005 Stock Incentive Plan. See footnote 2 of the Summary Compensation Table for more information on, and assumptions used for, the grant date fair value of the PRSUs. For time-based RSU awards without dividend equivalent rights, the grant date fair value was determined using the closing price of Cisco common stock on the date of grant, adjusted for the present value of expected dividends. For time-based RSU awards with dividend equivalent rights, the grant date fair value was determined using the closing price of Cisco common stock on the date of grant.
(2)These rows represent possible payouts pursuant to the annual cash incentive awards under the EIP for fiscal 2026. For more information about the material terms of these payments, see the CD&A.
●For Mr. Robbins, the threshold, target, and maximum values are calculated by multiplying 26% (threshold), 260% (target), and 520% (maximum), respectively, by his annual base salary during fiscal 2026.
●For Mr. Patterson and Mr. Patel the threshold, target, and maximum values are calculated by multiplying 16% (threshold), 160% (target), and 320% (maximum), respectively, by the named executive officer’s annual base salary during fiscal 2026.
●For Ms. Stahlkopf and Mr. Subaiya, the threshold, target, and maximum values are calculated by multiplying 16% (threshold), 160% (target), and 320% (maximum), respectively, by the named executive officer’s pro-rated annual base salary during fiscal 2026.
(3)The amounts shown in these rows reflect, in share amounts, the threshold, target, and maximum potential awards of PRSUs for the fiscal 2026 - fiscal 2028 performance period. The material terms of these PRSUs, which are completely at risk, are further described in the section titled “Long-Term, Equity-Based Incentive Awards” of the CD&A and footnote 2 to the Summary Compensation Table.
(4)The amounts shown in these rows reflect, in share amounts, the threshold, target, and maximum potential awards of PRSUs for the fiscal 2024 awards for the fiscal 2026 performance period. The material terms of these PRSUs, which are completely at risk, are further described in the CD&A in the fiscal 2024 proxy statement and footnote 2 to the Summary Compensation Table.
(5)RSUs granted under the 2005 Stock Incentive Plan and vests 34% on November 10, 2026, and 8.25% quarterly thereafter. Each award is settled in shares on each vesting date.

Compensation Committee Matters	57

The following table shows the number of Cisco unvested restricted stock units held by Cisco’s named executive officers as of July 25, 2026.
Outstanding Equity Awards At Fiscal 2026 Year-End

		Stock Awards
Name	Grant	Number of Shares or Units of Stock That Have Not Vested (#)(a)		Market Value of Shares or Units of Stock That Have Not Vested ($)(b)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(a)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(b)
Charles H. Robbins	9/21/2023	37,201	(2)	4,247,238
	9/21/2023	408,828	(3)	46,675,893
	9/19/2024	112,110	(5)	12,799,599
	9/16/2025	193,838	(9)	22,130,484
	9/19/2024				639,418	(6)	73,002,353
	9/16/2025				559,039	(10)	63,825,483
Mark Patterson	9/21/2023	8,769	(2)	1,001,157
	9/21/2023	24,903	(3)	2,843,176
	9/19/2024	39,625	(5)	4,523,986
	6/5/2025	31,570	(8)	3,604,347
	9/16/2025	91,432	(9)	10,438,791
	9/19/2024				168,068	(6)	19,188,324
	9/16/2025				175,799	(10)	20,070,972
Jeetu Patel	9/21/2023	13,154	(2)	1,501,792
	9/21/2023	112,073	(3)	12,795,374
	9/19/2024	74,296	(5)	8,482,374
	12/3/2024	43,030	(7)	4,912,735
	9/16/2025	114,291	(9)	13,048,603
	9/19/2024				315,126	(6)	35,977,935
	9/16/2025				219,748	(10)	25,088,629
Dev Stahlkopf	9/21/2023	14,218	(2)	1,623,269
	9/21/2023	104,167	(3)	11,892,746
	9/19/2024	42,848	(5)	4,891,956
	9/16/2025	64,765	(9)	7,394,220
	9/19/2024				162,922	(6)	18,600,805
	9/16/2025				124,525	(10)	14,217,019
Thimaya Subaiya	7/27/2022	2,892	(1)	330,180
	9/21/2023	6,577	(2)	750,896
	9/21/2023	18,679	(3)	2,132,581
	12/5/2023	1,651	(4)	188,495
	9/19/2024	55,450	(5)	6,330,727
	9/16/2025	72,384	(9)	8,264,081
	9/19/2024				210,838	(6)	24,071,374
	9/16/2025				139,174	(10)	15,889,496

58	Cisco 2026 Proxy Statement

(a)For the RSUs granted in fiscal 2022, fiscal 2024, fiscal 2025, and fiscal 2026 to named executive officers who were executive officers at the time of grant, and for all PRSUs granted, the amounts in these columns include accrued dividend equivalents (assuming the percentage of shares earned based on performance with respect to the fiscal 2024 PRSUs and a maximum payout with respect to the fiscal 2025 PRSUs and fiscal 2026 PRSUs).
(b)The market values of the RSUs that have not vested and the unearned PRSUs are calculated by multiplying the number of units shown in the table by the fiscal 2026 year-end closing price of Cisco common stock of $114.17.
Vesting Schedule for Unvested Restricted Stock Units

Note	Grant	Incremental Vesting Date
(1)	07/27/22	25% on 8/10/23; 6.25% quarterly thereafter
(2)	09/21/23	34% on 11/10/24; 8.25% quarterly thereafter
(3)	09/21/23
Represents shares earned under fiscal 2024 PRSUs based on Cisco’s performance through the end of the three-year performance period covering fiscal 2024, fiscal 2025, and fiscal 2026. These shares were earned following certification of the operating and relative TSR performance goals by the Compensation Committee. The earned PRSUs remain subject to the executive officer’s continued employment (other than for any named executive officer who is eligible for retirement vesting) until they settle on 11/10/26.

(4)	12/05/23	34% on 12/10/24; 8.25% quarterly thereafter
(5)	09/19/24	34% on 11/10/25; 8.25% quarterly thereafter
(6)	09/19/24
PRSUs that are earned and settle on 11/10/27 subject to (i) the achievement of an operating goal performance metric, operating income over a three-year period covering fiscal 2025, fiscal 2026, and fiscal 2027; and (ii) Cisco’s TSR relative to the S&P 500 Index over a three-year period covering fiscal 2025, fiscal 2026, and fiscal 2027; and (iii) the executive officer’s employment through the settlement date. The number of shares and the payout value for the PRSUs reflect payout at maximum since Cisco’s operating performance and relative TSR performance for the first two years of the three-year performance period exceeded target levels.

(7)	12/03/24	100% on 12/10/26
(8)	06/05/25	34% on 6/10/26; 8.25% quarterly thereafter
(9)	09/16/25	34% on 11/10/26; 8.25% quarterly thereafter
(10)	09/16/25
PRSUs that are earned and settle on 11/10/28 subject to (i) the achievement of an operating goal performance metric, operating income over a three-year period covering fiscal 2026, fiscal 2027, and fiscal 2028; and (ii) Cisco’s TSR relative to the S&P 500 Index over a three-year period covering fiscal 2026, fiscal 2027, and fiscal 2028; and (iii) the executive officer’s employment through the settlement date. The number of shares and the payout value for the PRSUs reflect payout at maximum since Cisco’s operating performance and relative TSR performance for the first year of the three-year performance period exceeded target levels.

Compensation Committee Matters	59

The following table shows the number of shares acquired by each of the named executive officers during fiscal 2026 through vesting of restricted stock units (including restricted stock units granted upon the satisfaction of a performance condition). The table also presents the value realized upon such vesting, as calculated based on the closing price of Cisco’s common stock on the vesting date. No stock options were exercised by the named executive officers during fiscal 2026, and there were no outstanding stock options held by the named executive officers as of July 25, 2026.
Stock Vested – Fiscal 2026

Name	Stock Awards
	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)
Charles H. Robbins	1,210,934		88,628,701
Mark Patterson	161,165		12,762,185
Jeetu Patel	380,955		28,190,959
Dev Stahlkopf	360,470	(1)	26,511,597
Thimaya Subaiya	171,197		13,150,662
(1)Includes 13,940 shares subject to fully vested deferred stock units for Ms. Stahlkopf. These fully vested deferred stock unit amounts also include dividend equivalents which accrued during fiscal 2026. As elected by the named executive officer, these shares will be deferred until either (i) the employee’s separation from service with Cisco or (ii) the earlier of an elected future settlement date or the employee’s separation from service with Cisco, in each case in accordance with Code Section 409A. For the values realized on vesting of the deferred stock units, see the “Nonqualified Deferred Compensation – Fiscal 2026” table below.
The following table shows the contributions and earnings during fiscal 2026, and account balance as of July 25, 2026, for named executive officers under the Deferred Compensation Plan or the 2005 Stock Incentive Plan, as the case may be.
Nonqualified Deferred Compensation – Fiscal 2026

Name	Plan	Executive Contributions in Last Fiscal Year ($)(1)	Registrant Contributions in Last Fiscal Year ($)(2)	Aggregate Earnings in Last Fiscal Year ($)(3)	Aggregate Balance at Last Fiscal Year- End ($)(4)
Charles H. Robbins	Deferred Compensation Plan	42,769	42,769	61,000	2,463,031
	2005 Stock Incentive Plan	—	—	13,849,571	33,770,152
Mark Patterson	Deferred Compensation Plan	—	—	13,077	569,551
Jeetu Patel	Deferred Compensation Plan	—	—	—	—
Dev Stahlkopf	Deferred Compensation Plan	—	—	94,647	953,124
	2005 Stock Incentive Plan	1,073,923	—	1,568,048	4,107,266
Thimaya Subaiya	Deferred Compensation Plan	—	—	—	—
(1)The executive contribution amounts under the Deferred Compensation Plan were included in fiscal 2026 compensation in the “Salary” column of the Summary Compensation Table. The executive contribution amounts under the 2005 Stock Incentive Plan represent the value of fully vested deferred stock units based on the closing price of Cisco’s common stock on the Nasdaq Global Select Market on the vesting date and is included in the “Value Realized on Vesting” column of the “Stock Vested – Fiscal 2026” table above.
(2)These amounts were included in the “All Other Compensation” column of the Summary Compensation Table. Matching contributions under the Deferred Compensation Plan are made to eligible participants following the end of each calendar year. Generally, the matching contribution rate for calendar year 2026 will be, and the matching contribution rate for calendar year 2025 was, 4.5% of eligible compensation over the Code Section 401(a)(17) limit for each calendar year ($360,000 for calendar year 2026 and $350,000 for calendar year 2025), with a $1,500,000 cap on eligible compensation for each calendar year. The matching contribution rate for calendar years 2026 and 2025 is the same as in the 401(k) Plan for both years. Participants must be actively employed by Cisco on the last day of a calendar year to receive a matching contribution under the Deferred

60	Cisco 2026 Proxy Statement

Compensation Plan. The amount in this column reflects the estimated calendar year 2026 matching contributions related to deferrals of fiscal 2026 salary that are expected to be credited to the account of the named executive officer at the end of calendar year 2026.
(3)None of the amounts in this column are included in the Summary Compensation Table because plan earnings were not preferential or above-market.
(4)The following amounts included in this column for the Deferred Compensation Plan also have been reported in the Summary Compensation Table as compensation for fiscal 2026 or a prior fiscal year: Mr. Robbins, $2,297,326 and Ms. Stahlkopf, $811,181. The aggregate grant date fair value of the fully vested deferred stock units under the 2005 Stock Incentive Plan included in this column that has been reported in the Summary Compensation Table as compensation for fiscal 2026 or a prior fiscal year for Mr. Robbins was $7,090,254, and for Ms. Stahlkopf was $1,774,408. The deferred equity amounts included in this column are valued using the fiscal 2026 year-end closing price of Cisco common stock of $114.17.
The Deferred Compensation Plan, which became effective on June 25, 2007, is an unfunded and unsecured deferred compensation arrangement that is designed to allow the participants to defer a specified percentage of their base salary (up to 75%), commissions and/or eligible bonuses (up to 100%) in a manner similar to the way in which the 401(k) Plan operates, but without regard to the maximum deferral limitations imposed on 401(k) plans by the Code. The Deferred Compensation Plan is designed to comply with Code Section 409A. As required by applicable law, participation in the Deferred Compensation Plan is available to a group of Cisco’s management employees, which group includes each of Cisco’s named executive officers.
Amounts deferred by each participant pursuant to the Deferred Compensation Plan are credited to a bookkeeping account maintained on behalf of that participant. Amounts credited to each participant under the Deferred Compensation Plan are periodically adjusted for earnings and/or losses at a rate that is equal to one or more of the measurement funds selected by the 401(k) Plan Committee and elected by a participant. Currently, the measurement funds consist of the following: Fidelity Money Market Fund; iShares Core Total U.S. Bond Market ETF Trust; SPDR S&P 500 ETF Trust; SPDR S&P MidCap 400 ETF Trust; iShares Russell 2000 Index Fund; iShares MSCI EAFE Index Fund; BlackRock LifePath Index Retirement Fund; BlackRock LifePath Index 2030 Fund; BlackRock LifePath Index 2040 Fund; BlackRock LifePath Index 2050 Fund; and BlackRock LifePath Index 2060.
In addition, Cisco may credit additional matching amounts to a participant’s account for any plan year as determined by the Compensation Committee. For calendar years 2026 and 2025, there are matching contributions on deferrals over the Internal Revenue Service limitation on compensation that may be taken into account under the 401(k) Plan ($360,000 for 2026 and $350,000 for 2025). Generally, the matching contribution rate for calendar year 2026 will be, and the matching contribution rate for calendar year 2025 was, 4.5% of eligible compensation over the Code Section 401(a)(17) limit, with a $1,500,000 cap on eligible compensation for each calendar year. The matching contribution rate for calendar years 2026 and 2025 is the same as in the 401(k) Plan for both years. Participants must be actively employed by Cisco on the last day of a calendar year to receive a matching contribution under the Deferred Compensation Plan.
Distributions are made in accordance with elections filed by participants at the time of their deferral elections and distributions are expected to occur on specified future distribution dates or after participant’s separation of service. No withdrawals are permitted prior to the previously elected distribution date, other than withdrawals for certain severe financial hardships as permitted by applicable law.
Under the 2005 Stock Incentive Plan, at the election of an eligible employee, the settlement of vested shares underlying RSUs may be deferred until either (i) the employee’s separation from service with Cisco or (ii) the earlier of an elected future settlement date or the employee’s separation from service with Cisco, in each case in accordance with Code Section 409A. Since the fiscal 2016 annual equity grants, vested and deferred time-based RSUs have been credited with dividend equivalents.

Compensation Committee Matters	61

Potential Payments upon Termination or Change in Control
Acceleration of Equity Awards
As described above in the CD&A, each outstanding award to all employees under the 2005 Stock Incentive Plan that is subject to vesting provisions, and each PRSU awarded from time to time (including any accrued dividend equivalents, if applicable), will vest in full (at target levels for PRSUs) and, if applicable, become immediately exercisable in the event that Cisco is acquired by merger or asset sale, unless the award or related agreement is assumed or replaced by the acquiring entity.
The Compensation Committee has adopted a policy (the “Death and Terminal Illness Policy”) that applies to each outstanding award to all employees (other than as described in this paragraph) and that can be revoked or changed at any time. Pursuant to this policy, if the holder of such an award dies or becomes terminally ill, his or her aggregate awards will generally vest in an amount (at target levels for PRSUs) equal to the greater of (a) 100% of the unvested shares subject to the awards up to a total value of $10 million, net of aggregate exercise or purchase price, or (b) up to one year of vesting from the date of death or determination of terminal illness. For purposes of this policy, shares subject to each award are valued based on the closing price of Cisco common stock on the date of death or determination of terminal illness.
In the event of the retirement of a named executive officer, and to the extent the named executive officer meets certain retirement eligibility criteria described in the award agreement and complies with certain post-retirement covenants, all PRSUs will continue to vest and any earned PRSUs, based on the satisfaction of the performance metrics, will be settled in Cisco shares after the end of the performance period. Further, PRSUs will be forfeited and provide no value to its holder to the extent a named executive officer violates specific post-retirement covenants. Beginning with the fiscal 2024 equity awards, in the event of the retirement of any RSU award recipient, including each of our named executive officers, and to the extent the RSU award recipient satisfies the specific retirement eligibility criteria described in the award agreement, any unvested portion of the RSUs will vest upon the award recipient’s retirement.
The table below sets forth the values that the named executive officers would derive in the event of (a) a change in control in which the awards are not assumed or replaced by the acquirer, (b) the death or terminal illness of the named executive officer, or (c) the retirement of the named executive officer, that in each case hypothetically occurred on the last business day of fiscal 2026. For RSUs and PRSUs, the value is based upon the fiscal 2026 year-end closing price of Cisco common stock of $114.17.

	Change in Control
Name	Awards are not Assumed or Replaced by Acquiror ($)(1)	Death or Terminal Illness ($)(2)	Retirement ($)(3)
Charles H. Robbins	143,359,537	59,860,986	100,151,203
Mark Patterson	41,346,201	13,278,142	21,547,820
Jeetu Patel	68,260,703	28,501,632	—
Dev Stahlkopf	39,434,240	17,767,089	—
Thimaya Subaiya	37,445,630	11,304,028	—
(1)Represents the value of accelerated RSUs and PRSUs.
(2)Represents the greater of (i) the value of full acceleration of unvested RSUs and PRSUs, up to the limit of $10 million, assuming those awards were to be accelerated under the Death and Terminal Illness Policy or (ii) up to one year of vesting of unvested stock awards from the date of death or determination of terminal illness. These values have not been, and may never be, realized.
(3)Represents the value of retirement eligible RSUs and retirement eligible PRSUs. The value of retirement eligible PRSUs assumes shares were earned based on actual performance for the portion of the performance period that has been completed and target performance for the remainder. These values have not been, and may never be, realized. Further, PRSUs will be forfeited and provide no value to its holder to the extent the holder violates specific post-retirement covenants.

62	Cisco 2026 Proxy Statement

CEO Pay Ratio
Presented below is the ratio of annual total compensation of our CEO to the annual total compensation of our median employee. The ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K under the Exchange Act. SEC rules for identifying the median employee allow companies to apply various methodologies and assumptions and, as a result, the pay ratio reported by us may not be comparable to the pay ratio reported by other companies.
As determined in accordance with SEC rules, the fiscal 2026 annual total compensation was $48,527,813 for our CEO, as reported in the Summary Compensation Table, and $223,675 for our median employee, who is located in Canada, and the ratio of these amounts is 217 to 1. The annual total cash compensation for our median employee was paid in Canadian dollars and was converted to U.S. dollars using the average exchange rate of 1.38 Canadian dollar to 1 U.S. dollar in effect during fiscal 2026. The Compensation Committee considers our CEO pay ratio in reviewing and establishing CEO compensation.
As permitted by SEC rules, to identify our median employee, we elected to use the target annual total cash compensation of each employee as of the end of fiscal 2026. For these purposes, target annual total cash compensation included annual base salary or hourly wages, target cash incentives, target commissions, and comparable cash elements of compensation in non-U.S. jurisdictions and was calculated using internal human resources records with all foreign currencies converted to U.S. dollars. All amounts were annualized for permanent employees who did not work for the entire year.
We selected the median employee from among our global population of employees as of the end of fiscal 2026. As permitted by SEC rules, we excluded 146 employees, representing approximately 0.18% of our global population of employees as of the end of fiscal 2026, who joined Cisco during fiscal 2026 as part of our acquisitions of Astrix Security Ltd., Aura Asset Intelligence, EzDubs, Inc., Galileo Technologies, Inc., and NeuralFabric Corp. when making this determination. Except for the employees excluded because of these acquisitions completed in fiscal 2026, we did not exclude any other employees, whether pursuant to the de minimis exemption for foreign employees or any other permitted exclusion.

Compensation Committee Matters	63

Pay Versus Performance
The following table and footnotes set forth the “total compensation” earned by our CEO (referred to in the tables below and related information as our principal executive officer (“PEO”)) and the average “total compensation” earned by our named executive officers other than our CEO (“Non-PEO NEOs”) as reported in the Summary Compensation Table for the past five fiscal years, as well as the “Compensation Actually Paid,” as calculated pursuant to Item 402(v) of Regulation S-K, and certain performance measures required by the rules.

	Summary Compensation Table Total for PEO(1) ($) (b)	Compensation Actually Paid to PEO(1)(2)(3) ($) (c)	Average Summary Compensation Table Total for Non-PEO NEOs(1) ($) (d)	Average Compensation Actually Paid to Non-PEO NEOs(1)(2)(3) ($) (e)	Value of Initial Fixed $100 Investment based on:(4)			Operating Income(5) ($ millions) (i)
Fiscal Year (a)					TSR ($) (f)	Peer Group TSR ($) (g)	Net Income ($ millions) (h)
2026	48,527,813	132,209,757	15,732,870	42,526,651	237.22	253.20	13,267	22,040
2025	52,838,751	94,076,610	22,675,991	30,117,698	139.84	199.00	10,180	19,489
2024	39,202,654	16,581,418	16,879,167	3,783,853	94.85	159.91	10,320	18,104
2023	31,843,708	74,562,431	13,576,781	28,288,977	99.97	119.70	12,613	19,070
2022	29,283,936	6,127,283	12,122,712	5,217,104	84.33	94.49	11,812	17,345
(1)Mr. Robbins was our PEO for each year presented. The individuals comprising the Non-PEO NEOs for each fiscal year presented are listed below.

2022	2023	2024	2025	2026
R. Scott Herren	R. Scott Herren	R. Scott Herren	R. Scott Herren	Mark Patterson
Maria Martinez	Maria Martinez	Gary Steele	Jeetu Patel	Jeetu Patel
Jeff Sharritts	Jeff Sharritts	Dev Stahlkopf	Dev Stahlkopf	Dev Stahlkopf
Dev Stahlkopf	Dev Stahlkopf	Thimaya Subaiya	Thimaya Subaiya	Thimaya Subaiya
Gerri Elliott		Maria Martinez	Gary Steele
Jeff Sharritts
(2)The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by our named executive officers, including with respect to equity awards, which remain subject to forfeiture if the vesting conditions are not satisfied. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.
(3)Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for our PEO and our Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards column are the amounts from the Stock Awards column set forth in the Summary Compensation Table.

Fiscal Year	Summary Compensation Table Total for PEO ($)	Exclusion of Stock Awards for PEO ($)	Inclusion of Equity Values for PEO ($)	Compensation Actually Paid to PEO ($)
2026	48,527,813	(39,040,851)	122,722,795	132,209,757

Fiscal Year	Average Summary Compensation Table Total for Non‑PEO NEOs ($)	Average Exclusion of Stock Awards for Non‑PEO NEOs ($)	Average Inclusion of Equity Values for Non‑PEO NEOs ($)	Average Compensation Actually Paid to Non‑PEO NEOs ($)
2026	15,732,870	(12,400,550)	39,194,331	42,526,651

64	Cisco 2026 Proxy Statement

The amounts in the Inclusion of Equity Values in the tables above are derived as set forth in the following tables:

Fiscal Year	Year‑End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for PEO ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for PEO ($)	Vesting – Date Fair Value of Equity Awards Granted During Year that Vested During Year for PEO ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for PEO ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for PEO ($)	Total – Inclusion of Equity Values for PEO ($)
2026	61,773,140	54,805,800	—	6,143,855	—	122,722,795

Fiscal Year	Average Year‑End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non‑PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non‑PEO NEOs ($)	Average Vesting – Date Fair Value of Equity Awards Granted During Year that Vested During Year Non‑PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non‑PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non‑PEO NEOs ($)	Total – Average Inclusion of Equity Values for Non‑PEO NEOs ($)
2026	21,473,660	15,826,781	—	1,893,890	—	39,194,331
(4)The Peer Group TSR set forth in this table utilizes the S&P 500 Information Technology Index, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report on Form 10-K for the 2026 fiscal year. The comparison assumes $100 was invested for the period from July 31, 2021 through the end of our listed fiscal year and of the S&P 500 Information Technology Index, respectively. Historical stock performance is not necessarily indicative of future stock performance.
(5)We determined operating income to be the most important financial performance measure used to link company performance to Compensation Actually Paid to our PEO and Non-PEO NEOs in fiscal 2026 and therefore selected this measure as the fiscal 2026 “Company-Selected Measure” as defined in Item 402(v) of Regulation S-K. More information on operating income, including an explanation of the determination of operating income pursuant to the fiscal 2026 PRSUs can be found in the CD&A above. This performance measure may not have been the most important financial performance measure for prior years, and we may determine a different financial performance measure to be the most important financial performance measure in future years.

Compensation Committee Matters	65

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and TSR
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, our cumulative TSR over the five most recently completed fiscal years, and the cumulative TSR for the S&P 500 Information Technology Index over the same period.
PEO and Average Non-PEO NEO Compensation Actually Paid Versus TSR

¢	PEO Compensation Actually Paid	¢	Average Non-PEO NEO Compensation Actually Paid

	Cisco TSR		S&P 500 Information Technology TSR
Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our net income during the five most recently completed fiscal years.
PEO and Average Non-PEO NEO Compensation Actually Paid Versus Cisco Net Income

¢	PEO Compensation Actually Paid	¢	Average Non-PEO NEO Compensation Actually Paid

Cisco Net Income

66	Cisco 2026 Proxy Statement

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Operating Income
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and operating income, our “Company-Selected Measure” as defined in Item 402(v) of Regulation S-K, during the five most recently completed fiscal years.
PEO and Average Non-PEO NEO Compensation Actually Paid Versus Cisco Operating Income

¢	PEO Compensation Actually Paid	¢	Average Non-PEO NEO Compensation Actually Paid

Cisco Operating Income
Financial Performance Measures
As described in greater detail in the CD&A above, our executive compensation program reflects Cisco’s pay-for-performance compensation philosophy. The following table presents the financial performance measures, each as further described in the CD&A above, that we consider to have been the most important in linking Compensation Actually Paid to our PEO and other named executive officers for fiscal 2026 to our performance.

●Revenue	●Operating Income
●Profit Before Taxes	●Relative TSR

Compensation Committee Matters	67

Ownership of Securities
The following table sets forth information known to Cisco with respect to beneficial ownership of Cisco common stock as of August 27, 2026, after giving effect to the appointment of Girish D. Rishi on October 9, 2026, for (i) each director and nominee, (ii) each holder of 5.0% or greater of Cisco common stock, (iii) each named executive officer listed in the “Summary Compensation Table” section, and (iv) all current executive officers and directors as a group.
Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, to Cisco’s knowledge the persons named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned. The number of shares beneficially owned by each person or group as of August 27, 2026 includes shares of common stock that such person or group had the right to acquire on or within 60 days after August 27, 2026, including, but not limited to, upon the exercise of options or the vesting of RSUs. References to RSUs in the footnotes of the table below include only RSUs outstanding as of August 27, 2026 that would vest or could settle on or within 60 days after August 27, 2026. References to accrued dividend equivalents on fully vested deferred RSUs in the footnotes of the table below also include dividend equivalents that will accrue on or within 60 days after August 27, 2026, which are rounded down to the nearest whole share for purposes of the presentation. Since these future dividend equivalents amounts are not currently determinable, they have been estimated using the closing price of Cisco common stock on August 27, 2026 of $112.15. For each individual and group included in the table below, percentage ownership is calculated by dividing the number of shares beneficially owned by such person or group by the sum of the 3,942,586,873 shares of common stock outstanding on August 27, 2026 plus the number of shares of common stock that such person or group had the right to acquire on or within 60 days after August 27, 2026.

Name	Number of Shares Beneficially Owned	Percent Owned
BlackRock, Inc.(1)	351,115,676	8.9%
Vanguard Capital Management(2)	283,833,451	7.2%
State Street Corporation(3)	197,373,659	5.0%
Michael D. Capellas	146,368	*
Mark Garrett(4)	40,409	*
John D. Harris II	28,315	*
Dr. Kristina M. Johnson(5)	63,872	*
Sarah Rae Murphy(6)	19,306	*
Jeetu Patel(7)	4,981	*
Mark Patterson(8)	12,664	*
Girish D. Rishi	—	*
Charles H. Robbins(9)	1,056	*
Peter A. Shimer(10)	2,341	*
Dev Stahlkopf(11)	20,003	*
Thimaya Subaiya(12)	5,674	*
Marianna Tessel(13)	37,931	*
Kevin Weil(14)	9,219	*
All current executive officers, directors and nominees as a group (15 Persons)(15)	462,966	*
*    Less than one percent.
(1)Based on the latest information set forth in a Schedule 13G filed with the SEC on January 25, 2024 by BlackRock, Inc. and certain related entities. BlackRock, Inc. reported that it has sole voting power with respect to 318,608,139 shares of common stock and sole dispositive power with respect to all shares beneficially owned. The address of BlackRock, Inc. is 50 Hudson Yards, New York, New York 10001.
(2)Based on the latest information set forth in a Schedule 13G filed with the SEC on April 29, 2026 by Vanguard Capital Management and certain related entities. Vanguard Capital Management reported that it has sole voting power with respect to 40,053,246 shares of common stock, sole dispositive power with respect to 283,833,451 shares of common stock, shared voting power with respect to 0 shares of common stock, and shared dispositive power with respect to 0 shares of common stock. The address of Vanguard Capital Management is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

68	Cisco 2026 Proxy Statement

(3)Based on the latest information set forth in a Schedule 13G filed with the SEC on August 7, 2026 by State Street Corporation and certain related entities. State Street Corporation reported that it has sole voting power with respect to 0 shares of common stock, sole dispositive power with respect to 0 shares of common stock, shared voting power with respect to 117,604,684 shares of common stock, and shared dispositive power with respect to 197,153,062 shares of common stock. The address of State Street Corporation is One Congress Street, Suite 1, Boston, MA 02114.
(4)Represents 40,409 shares held by a trust.
(5)Includes 51,198 shares subject to fully vested deferred stock units, 11,408 accrued dividend equivalents on such fully vested deferred restricted stock units, and 417 shares subject to RSUs.
(6)Represents 19,306 shares held by a trust.
(7)Includes 200 shares held by a trust.
(8)Includes 3,947 shares subject to RSUs.
(9)Excludes 243,000 shares subject to fully vested deferred stock units and 53,895 accrued dividend equivalents on such fully vested deferred restricted stock units that will not settle on or within 60 days after August 27, 2026.
(10)Represents 2,333 shares subject to fully vested deferred stock units and 8 accrued dividend equivalents on such fully vested deferred restricted stock units.
(11)Excludes 36,552 shares subject to fully vested deferred stock units and 3,124 accrued dividend equivalents on such fully vested deferred restricted stock units that will not settle on or within 60 days after August 27, 2026.
(12)Includes 825 shares subject to RSUs.
(13)Includes 26,347 shares subject to fully vested deferred stock units, 3,040 accrued dividend equivalents on such fully vested deferred restricted stock units, and 274 shares subject to RSUs.
(14)Represents 1,402 shares held by a trust, 7,662 shares subject to fully vested deferred stock units and 155 accrued dividend equivalents on such fully vested deferred restricted stock units.
(15)Includes 87,540 shares subject to fully vested deferred stock units, 14,611 accrued dividend equivalents on fully vested deferred restricted stock units, 12,401 shares subject to RSUs and 300 dividend equivalents accrued on certain RSUs.
Equity Compensation Plan Information
The following table provides information as of July 25, 2026 with respect to the shares of Cisco common stock that may be issued under existing equity compensation plans. The category “Equity compensation plans approved by security holders” in the table below consists of the 2005 Stock Incentive Plan and the Cisco Systems, Inc. Employee Stock Purchase Plan (the “Purchase Plan”).

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1) (a)		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights ($) (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders	95,837,539	(2)	—	162,444,330	(3)
Equity compensation plans not approved by security holders	—	(4)	—	—
Total	95,837,539		—	162,444,330	(5)
(1)Excludes purchase rights accruing as of July 25, 2026 under the Purchase Plan.
(2)Includes 90,571,303 shares subject to outstanding RSUs and 5,266,236 shares issuable under outstanding PRSUs based on an assumed target performance, unless performance is otherwise known.
(3)Includes shares available for future issuance under the Purchase Plan. As of July 25, 2026, as reported in Cisco’s 2026 Annual Report on Form 10-K, an aggregate of 31,069,324 shares of common stock were available for future issuance under the Purchase Plan, including shares subject to purchase during the current purchase period. Under the 2005 Stock Incentive Plan, each share issued as a stock grant (or pursuant to the vesting of a stock unit) will reduce the share reserve by 1.5 shares. Further, each share issued upon the settlement of a dividend equivalent will reduce the shares reserved by 1.5 shares. Under the 2005 Stock Incentive Plan, non-employee directors may also elect to receive fully vested shares of common stock (or RSUs that would be settled in shares after the non-employee director left the Board) in lieu of all or a specified portion of their regular cash retainer, additional retainer paid in connection with service on any committee, or other cash fees based on the fair market value of the shares on the date any cash retainer or fee would otherwise be paid.
(4)Excludes options, warrants and other equity rights assumed by Cisco in connection with mergers and acquisitions. As of July 25, 2026, a total of 65,163 shares of common stock were issuable upon exercise of outstanding options and 1,045,855 shares were issuable upon the vesting of RSUs under those other assumed arrangements. The weighted average exercise price of those outstanding options is $10.08 per share. No additional awards may be granted under those assumed arrangements.
(5)As of July 25, 2026, 131,375,006 shares and 31,069,324 shares were available for future issuance under the 2005 Stock Incentive Plan and the Purchase Plan, respectively, as reported in Cisco’s 2026 Annual Report on Form 10-K.

Compensation Committee Matters	69

Audit Committee Matters

Ratification of Independent Registered Public Accounting Firm

Cisco is asking the stockholders to ratify the Audit Committee’s appointment of PricewaterhouseCoopers LLP (“PwC”) as Cisco’s independent registered public accounting firm for the fiscal year ending July 31, 2027. In the event the stockholders fail to ratify the appointment, the Audit Committee will reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the fiscal year if the Audit Committee determines that such a change would be in Cisco’s and its stockholders’ best interests.
The Audit Committee is directly responsible for the appointment, determination of the compensation for, retention and oversight of the work of the independent registered public accounting firm retained to audit Cisco’s consolidated financial statements. The Audit Committee has appointed PwC as Cisco’s independent registered public accounting firm for fiscal 2027 and is responsible for pre-approving all audit and permissible non-audit services to be provided by PwC. PwC has audited Cisco’s consolidated financial statements annually since fiscal 1988. In order to ensure continuing auditor independence, the Audit Committee considers non-audit fees and services when assessing auditor independence and periodically considers whether there should be a regular rotation of the independent registered public accounting firm. Further, in conjunction with the mandated rotation of the audit firm’s lead engagement partner, the committee chair and other members of the Audit Committee are directly involved in the selection of PwC’s new lead engagement partner, including the most recent selection of PwC’s lead engagement partner for the period of service beginning with fiscal 2024. The members of the Audit Committee and the Board believe that the continued retention of PwC to serve as Cisco’s independent registered public accounting firm is in the best interests of Cisco and its stockholders. Representatives of PwC are expected to be present at the annual meeting and will have the opportunity to make a statement if they desire to do so. It is also expected that those representatives will be available to respond to appropriate questions.
Principal Accountant Fees and Services
The following is a summary of the fees billed to Cisco by PwC for professional services rendered for the fiscal years ended July 25, 2026 and July 26, 2025:

Fee Category	Fiscal 2026	Fiscal 2025
Audit Fees	$31,260,000	$30,570,000
Audit-Related Fees	3,505,000	3,072,000
Tax Fees	2,222,000	3,308,000
All Other Fees	7,000	7,000
Total Fees	$36,994,000	$36,957,000

70	Cisco 2026 Proxy Statement

Audit Fees
Consists of fees billed for professional services rendered for the integrated audit of Cisco’s consolidated financial statements and of its internal control over financial reporting, for review of the interim consolidated financial statements included in quarterly reports and for services that are normally provided by PwC, in its role as Cisco’s principal accountant, in connection with statutory and regulatory filings or engagements.
Audit-Related Fees
Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of Cisco’s consolidated financial statements and are not reported under “Audit Fees”. These services include independent assessments for service organization control reports, employee benefit plan audits, accounting consultations in connection with transactions, merger and acquisition due diligence, attest services that may or may not be required by statute or regulation, and consultations concerning new financial accounting and reporting standards.
Tax Fees
Consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance, assistance with tax reporting requirements and audit compliance, assistance with customs and duties compliance, value-added tax compliance, mergers and acquisitions tax compliance, and tax advice on international, federal and state tax matters. None of these services were provided under contingent fee arrangements. Tax compliance fees were $2,222,000 and $3,308,000 in fiscal 2026 and fiscal 2025, respectively.
All Other Fees
Consists of fees for professional services other than the services reported above, including permissible business process advisory and consulting services, fees for software licenses, and the translation of filings.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services to be provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to report periodically to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.
Vote Required
The ratification of the appointment of PwC to serve as Cisco’s independent registered public accounting firm for fiscal 2027 requires the affirmative vote of the holders of a majority of the votes properly cast (for the avoidance of doubt, abstentions and broker non-votes are not counted as votes cast for or against such matter).
Recommendation of the Board of Directors
The Board of Directors recommends that the stockholders vote FOR the ratification of the appointment of PwC to serve as Cisco’s independent registered public accounting firm for the fiscal year ending July 31, 2027.

Audit Committee Matters	71

Audit Committee Report
The information contained in this report shall not be deemed to be “soliciting material,” to be “filed” with the SEC or be subject to Regulation 14A or Regulation 14C (other than as provided in Item 407 of Regulation S-K) or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed to be incorporated by reference in future filings with the SEC except to the extent that Cisco specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.
The Audit Committee has reviewed and discussed with Cisco’s management and PricewaterhouseCoopers LLP the audited consolidated financial statements of Cisco contained in Cisco’s Annual Report on Form 10-K for its fiscal year 2026. The Audit Committee has also discussed with PricewaterhouseCoopers LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.
The Audit Committee has received and reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with PricewaterhouseCoopers LLP its independence from Cisco.
Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in Cisco’s Annual Report on Form 10-K for its fiscal year 2026 for filing with the SEC.
Submitted by the Audit Committee
Mark Garrett (Chair)
John D. Harris II
Sarah Rae Murphy
Peter A. Shimer

72	Cisco 2026 Proxy Statement

Certain Relationships and Transactions with Related Persons
Cisco’s Board has adopted a written related person transactions policy. The Audit Committee (or other committee designated by the Nomination and Governance Committee) reviews transactions that may be “related-person transactions,” which are transactions between Cisco and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest. For purposes of the policy, a related person is a director, executive officer, nominee for director, or a greater than 5% beneficial owner of Cisco’s common stock, in each case since the beginning of the last fiscal year, and their immediate family members.
This policy provides that, barring special facts or circumstances, a related person does not have a direct or indirect material interest in the following categories of transactions:
●employment-related compensation to executive officers that is determined by the Compensation Committee;
●compensation to non-employee directors that is reported in Cisco’s proxy statement;
●transactions with another company at which:
●the related person’s only relationship is as a beneficial owner of less than 10% of that company’s shares or as a limited partner holding interests of less than 10% in such partnership;
●the related person is an employee (other than an executive officer) and/or a director, if the aggregate amount involved in a Cisco fiscal year does not exceed the greater of $1 million or 2% of that company’s total annual revenues; or
●the related person is the beneficial owner of less than a majority interest in that company (if the related person is solely related to Cisco because of its beneficial ownership of greater than 5% of Cisco’s common stock);
●charitable contributions, grants or endowments to the Cisco Foundation or by Cisco or the Cisco Foundation to a charitable organization, foundation, or university at which the related person’s only relationship is as an employee (or at which the related person is a trustee, director or executive officer if the aggregate amount involved in a Cisco fiscal year does not exceed $300,000), or any non-discretionary matching contribution, grant, or endowment made pursuant to a matching gift program;
●transactions where the related person’s interest arises solely from the ownership of publicly traded securities issued by Cisco and all holders of such securities receive proportional benefits;
●transactions involving services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture, or similar services;
●transactions where the rates or charges involved are determined by competitive bids;
●transaction involving the rendering of services as a common or contract carrier, or public utility, at rates or charges fixed in conformity with law or governmental authority;
●ordinary course business travel and expenses, advances and reimbursements; and
●payments made pursuant to (i) directors and officers insurance policies, (ii) Cisco’s certificate of incorporation or bylaws, and/or (iii) any policy, agreement or instrument previously approved by Cisco’s Board, such as indemnification agreements.
When transactions involving related persons do not fall into one of the above categories, they are reviewed by Cisco’s disclosure committee. The disclosure committee determines whether a related person could have a significant interest in such a transaction, and any such transaction is referred to the Audit Committee (or other designated committee). Transactions may also be identified through Cisco’s COBC or other policies and procedures and reported to the Audit Committee (or other designated committee). That committee reviews the material facts of all related-person transactions and either approves, ratifies, rescinds, or takes other appropriate action (in its discretion) with respect to the transaction.
A daughter of Mr. Patterson is employed by Cisco as an account manager in Cisco’s sales organization. Mr. Patterson’s daughter received total compensation of approximately $507,000 for fiscal 2026. The total compensation includes salary, commissions, and other compensation.
A son of Mr. Robbins is employed by Cisco as an account manager in Cisco’s sales organization. Mr. Robbins’ son received total compensation of approximately $376,000 in fiscal 2026. The total compensation includes salary, commissions, and other compensation.

Audit Committee Matters	73

Stockholder Proposals

Stockholder Proposal

The Bahnsen Family Trust has notified us that they or a designee intend to present the following proposal at the meeting. We will provide the proponent’s address and, to our knowledge, stockholdings promptly upon receipt by Cisco Investor Relations of any oral or written request.
Report on Discrimination in Charitable Support
Whereas: Corporations routinely use their platforms to voice support for humanitarian causes and human rights. Unfortunately, some companies provide funds, data, or other resources to advocacy groups leading highly controversial social campaigns, particularly on gender and sexuality, often backing only one side of the debate. Such one-sided giving alienates significant portions of customers, employees, and shareholders and exposes companies to reputational, market, and legal risk.
One notable example is that of Cisco, which has a verified, perfect score(1) on the Human Rights Campaign’s 2026 Corporate Equality Index. The Human Rights Campaign is a leading driver in getting companies to promote transgender activism. To get 100 points on its Corporate Equality Index,(2) a company ostensibly agrees to cover radical adolescent transgender treatments recommended by the World Professional Association for Transgender Health (WPATH),(3) a group widely criticized for its ideological bias and lack of scientific rigor.(4) These treatments include gender transition surgery, cross-sex hormone therapy, menstruation suppression, and puberty blockers.
Supporting this activism may also alienate Cisco employees who have religious or other moral objections to supporting these kinds of radical treatments with their healthcare premiums. Given Cisco’s diversity initiatives, both past(5) and present,(6) investors are right to ask whether the company’s charitable partnerships respect the most crucial form of diversity: diversity of viewpoint.
Partnering with HRC or similar organizations does not do so, given the organization’s pressure on companies to take sides in political engagement. Furthermore, a perfect score on the Corporate Equality Index implies(7) that the company likely covers highly controversial healthcare practices, including ones that are currently the subject of increasing legal liability(8) and major shifts(9) in medical guidance. These are serious concerns for any company aiming for political neutrality and avoidance of public controversy.
This isn’t merely a political or social point but a matter of brand value. Cisco has an Interbrand-estimated(10) brand value of $48.7 billion, 10 percent of its roughly $471 billion market cap.(11) Given the increasing prevalence of high-profile scrutiny,(12) shareholder pushback(13) and investigation(14) into companies over DEI initiatives and instances of side-taking in contentious cultural issues, investors are right to be concerned about how this type of brand politicization could impact Cisco’s brand performance.
Many companies, including John Deere, Jack Daniels, Harley Davidson, Lowes, Home Depot, Ford, and Coors, have already refocused their charitable support in a manner that acknowledges the diverse views held by their customers and employees.(15) 65% of the Fortune 500 have ceased(16) participation with activist groups such as the Human Rights Campaign as a part of this effort. Cisco should do the same.
Resolved: Shareholders request that Cisco Systems, Inc. conduct an evaluation and issue a report within the next year, or disclose analysis which has already been performed, at reasonable expense and excluding proprietary and confidential information, analyzing the benefits, costs, and legal, reputational, competitive, and other relevant risks of the company’s charitable support.
(1)https://www.hrc.org/resources/corporations/cisco-systems-inc.
(2)https://reports.hrc.org/corporate-equality-index-2026#rating-system-and-methodology

74	Cisco 2026 Proxy Statement

(3)https://www.tandfonline.com/doi/pdf/10.1080/26895269.2022.2100644
(4)https://adflegal.org/article/leaked-files-reveal-ethical-concerns-pseudoscience-wpath-standards-care/
(5)https://www.cisco.com/c/dam/en_us/about/inclusion-collaboration/diverse-talent-accelerator.pdf
(6)https://www.cisco.com/c/m/en_us/about/purpose/reporting-hub/people/inclusion.html
(7)https://reports.hrc.org/corporate-equality-index-2026#rating-system-and-methodology
(8)https://nypost.com/2026/01/31/us-news/detransitioner-wins-2-million-against-new-york-docs-who-pushed-double-mastectomy/
(9)https://www.plasticsurgery.org/documents/health-policy/positions/2026-gender-surgery-children-adolescents.pdf
(10)https://interbrand.com/best-global-brands/global/cisco/
(11)https://finance.yahoo.com/quote/CSCO/
(12)https://www.npr.org/2025/03/29/nx-s1-5344469/fcc-disney-dei-changes-abc
(13)https://www.reuters.com/legal/target-sued-by-florida-defrauding-shareholders-about-dei-2025-02-20/
(14)https://www.eeoc.gov/newsroom/eeoc-files-subpoena-enforcement-action-against-nike
(15)https://www.dailymail.co.uk/news/article-13812241/american-brand-dei-rules-backlash.html
(16)https://www.cnbc.com/2026/02/04/corporate-dei-index-hrc.html
Cisco’s Statement in Opposition to Proposal No. 4
The Board of Directors has considered this proposal and believes this proposal does not serve the best interests of Cisco or its stockholders and recommends a vote AGAINST it.
Why we recommend you vote against this proposal:
●Cisco’s charitable support programs are community-focused and designed to be inclusive of all people regardless of background.
●Cisco’s charitable donations policies are purposefully designed to promote responsible, legally compliant, and non-discriminatory support, including restrictions on lobbying and political activity.
●Cisco already maintains governance, Board committee oversight, risk management processes, and public disclosure regarding its charitable giving.
Cisco’s charitable support is focused on community impact.
Cisco’s charitable support programs are designed to advance our purpose to “Power an Inclusive Future for All” by helping communities that we operate in, and that our stockholders, employees and stakeholders live in, become more connected, resilient, and prepared for the future. Cisco provides a range of support including cash donations, technology donations, strategic and technical guidance, and employee volunteerism to support non-profit and non-governmental organizations working in areas where Cisco is uniquely positioned to have meaningful impact. These initiatives are not designed to advance partisan or sectarian objectives. They are designed to be inclusive of all people regardless of background, helping to ensure that our resources support the broadest possible participation in the digital economy. These community-based initiatives also help to support local communities, expand access to opportunity, and apply Cisco’s technology, people, and expertise to real world needs.
Cisco’s charitable donation policies are designed to promote responsible and non-discriminatory donations.
Cisco’s charitable giving programs are subject to policies and eligibility requirements designed to promote responsible, compliant, and non-discriminatory donations. Cisco’s donation policies apply to organizations requesting or receiving support from Cisco or its employees and prohibit discrimination in the provision of services and hiring practices based on protected categories. Cisco’s policies also prohibit support for organizations that require adherence or conversion to religious doctrine as a condition of receiving services or employment, prohibit knowing support for organizations that endorse, support, or promote violence or terrorist activity, and restrict the use of Cisco funds for lobbying or other political activity.

Stockholder Proposals	75

Cisco already maintains governance and provides extensive disclosure.
Cisco already maintains governance, oversight, and risk management practices of Cisco’s Purpose program and the charitable support given by Cisco. Cisco’s Social Council is comprised of cross-functional senior leaders who review Cisco’s charitable initiatives. The initiatives and progress thereof are then reported to a subcommittee of Board on a regular basis. Cisco also maintains an enterprise risk management program designed to identify, assess, govern, and manage risks, including Purpose-related risks, with oversight by the Board and its committees.
Cisco’s Purpose Reporting Hub and annual Purpose Report describe our Purpose strategy, governance, goals, progress, and impact. For example, in fiscal 2025, Cisco provided over $600 million in cash and in-kind charitable donations, helped positively impact approximately 154 million lives through the Cisco Foundation and Cisco’s Social Impact Investments, and enabled approximately 573,000 employee volunteer hours. Cisco also publishes detailed information on its Purpose website regarding Cisco’s investment approach, grant programs, and grant policies. We believe this existing governance and level of transparency already gives stockholders meaningful information regarding the scope, focus, oversight, and impact of Cisco’s charitable support programs.
Vote Required
The affirmative vote of the holders of a majority of the votes properly cast (for the avoidance of doubt, abstentions and broker non-votes are not counted as votes cast for or against such matter) is required for approval of this proposal.
Recommendation of the Board of Directors
For all the reasons set forth above, the Board of Directors recommends a vote AGAINST Proposal No. 4.

76	Cisco 2026 Proxy Statement

Stockholder Proposal

Azzad Asset Management, as lead filer, and other co-filers have notified us that the lead filer or a designee intend to present the following proposal at the meeting. We will provide the names of any co-filers, the proponents’ addresses and, to our knowledge, stockholdings of the proponents of the proposal promptly upon receipt by Cisco Investor Relations of any oral or written requests.
RESOLVED: Shareholders of Cisco Systems Inc. (“Cisco”) request that the Board of Directors commission and oversee an independent third-party Human Rights Impact Assessment ("HRIA") evaluating severe and foreseeable human rights risks and impacts associated with high-risk customers, end users, and business relationships, including whether the use of Cisco products and services does or can contribute to adverse human rights impacts, at reasonable cost and omitting proprietary or legally privileged information. The HRIA should include surveillance, military, intelligence, immigration enforcement, and other sensitive government or security-related end uses. Cisco should publish a report on its website summarizing the HRIA methodology, findings, and responsive actions.
Despite Cisco’s commitments to the UN Guiding Principles on Business and Human Rights (“UNGPs”) – which call for human rights due diligence proportional to risk severity (including action to prevent and mitigate foreseeable adverse impacts) – and its public human rights related disclosures,(1) investors lack sufficient information to evaluate how Cisco identifies and addresses severe and foreseeable risks associated with high-risk customers, end users, and business relationships. Cisco products and services are used by governments, military and security actors, immigration enforcement agencies and law enforcement entities. These relationships may create heightened legal, operational, reputational, and human rights risks, particularly where Cisco products or services are used in surveillance, military, intelligence, immigration enforcement, border security, and other security-related applications.
Recent reporting, civil society research, investor engagement, and employee organizing raise concerns regarding Cisco's reported longstanding relationships with Israeli government, military, intelligence, and security institutions,(2) and the provision of communications, networking, cybersecurity, and surveillance capabilities for military and security-related end uses amid allegations of serious violations of international humanitarian and human rights law.(3) Stakeholders have also raised concerns regarding Cisco's Digital Hub partnerships operating in Israeli settlements in the occupied West Bank and Syrian Golan Heights, which international bodies, including the International Court of Justice, have found unlawful.(4)
Additionally, allegations currently before the U.S. Supreme Court claim Cisco helped customize China’s Golden Shield surveillance system in ways used to identify and target Falun Gong practitioners.(5)
Further, public contracting records indicate that the U.S. Department of Homeland Security (“DHS”) agencies, including Immigration and Customs Enforcement, have procured Cisco products and services, including network infrastructure, licenses, support, and video-teleconferencing equipment,(6) amid documented constitutional and human rights concerns involving DHS practices.(7)
Independent HRIAs have become an established governance tool, including at Microsoft(8) and Meta.(9) Yet Cisco does not publicly disclose how it assesses potential impacts before entering into or continuing high-risk customer relationships; whether leverage (including acceptable-use requirements or audit rights) is used to prevent or mitigate harms; or how identified risks and impacts are addressed. Investors therefore lack sufficient information to evaluate whether Cisco adequately addresses severe risks associated with high-risk customer deployments.
(1)https://www.cisco.com/c/dam/assets/csr/pdf/Human-Rights-Policy.pdf
(2)https://www.dropsitenews.com/p/cisco-systems-israel-genocide-gaza
(3)https://www.wired.com/story/cisco-dissent-gaza-israel-war/; https://www.dropsitenews.com/p/cisco-systems-israel-genocide-gaza
(4)https://www.calcalist.co.il/internet/articles/0,7340,L-3733440,00.html; https://www.icj-cij.org/case/186
(5)https://www.supremecourt.gov/docket/docketfiles/html/public/24-856.html; https://www.reuters.com/legal/government/us-supreme-court-hear-claims-cisco-aided-chinese-human-righ ts-abuses-2026-04-28/

Stockholder Proposals	77

(6)https://www.usaspending.gov/award/CONT_AWD_70B04C26F00000120_7014_NNG15SD22B_8000; https://www.highergov.com/contract/70CTD025A00000001-70CTD025FC0000031/; https://sam.gov/opp/5fc4c404d1d2423b945711fadd8d742a/view;
(7)https://www.ice.gov/detain/detention-facilities/vav
(8)https://kennedyhumanrights.org/wp-content/uploads/2026/04/UPR-2026-Final-Joint-Submission-Update_ 4.10.26.pdf;
(9)https://www.americanimmigrationcouncil.org/fact-sheet/ice-cbp-legal-analysis/; https://news.un.org/en/story/2026/01/1166816
(10)https://foleyhoag.com/news-and-insights/news/2023/june/foley-hoag-conducts-independent-human-rights-impact-assessment-commissioned-by-microsoft/;
(11)https://blogs.microsoft.com/on-the-issues/2025/05/15/statement-technology-israel-gaza/
(12)https://about.fb.com/news/2022/09/human-rights-impact-meta-israel-palestine/
Cisco’s Statement in Opposition to Proposal No. 5
The Board of Directors has considered this proposal and believes this proposal does not serve the best interests of Cisco or its stockholders and recommends a vote AGAINST it.
Why we recommend you vote against this proposal:
●Cisco’s longstanding commitment to respecting human rights throughout our global operations is reflected in our robust human rights program and is grounded in our Global Human Rights Policy, additional policies and procedures, and the UN Guiding Principles on Business and Human Rights (UNGPs).
●We conduct risk-based human rights due diligence and impact assessments, leveraging internationally recognized human rights standards, and internal and independent external human rights expertise, to help identify, prevent, and mitigate potential human rights risks.
●Cisco’s Board of Directors and management maintain oversight of Cisco’s approach to human rights and enterprise risk matters through well-established governance processes.
●Our Purpose Report and stakeholder engagement both provide stockholders with clear, meaningful insights about our human rights commitments and approach
We are committed to upholding and respecting human rights as reflected in our Global Human Rights Policy, our additional policies and procedures, and the UN Guiding Principles on Business and Human Rights (UNGPs).
Cisco’s Global Human Rights Policy(1) and Code of Business Conduct(2), both publicly available, articulate our long-standing commitment to uphold and respect human rights for all people. Our Global Human Rights Policy outlines our broad commitment to respecting internationally recognized human rights and to operating consistent with the UNGPs. Cisco further articulates its commitment to respecting the rights of vulnerable groups, human rights defenders, and others who are disproportionately exposed to adverse impacts or who have inequitable access to remedy in Cisco’s Respecting the Rights of Vulnerable Groups Policy(3). This focus underscores our dedication to protecting those groups most at risk.
We publish our position on freedom of expression, including our commitment to an open global internet and to building products according to open, global standards that promote human rights, privacy, and freedom of expression. Additionally, Cisco has multiple policies which aim to uphold human rights in our supply chain and we contractually require that suppliers comply. Together, these efforts demonstrate our comprehensive approach to human rights across our operations and partnerships.
We conduct human rights due diligence and impact assessments leveraging processes that draw on both internal and independent external human rights expertise, to assess, mitigate, and work to address human rights risks.
Our approach to human rights includes a framework to assess and mitigate potential human rights issues. We conduct human rights due diligence and commission independent third-party human rights impact assessments to help identify, prevent, and work to address human rights risks in our global operations and supply chain. In doing so, we review and consider various factors, including the geopolitical context and human rights landscape in a particular market; risks associated with our business plans, including those relating to end users or partners in high-risk sectors; and product features or capabilities, including the risk of product misuse, surveillance, lawful intercept and other capabilities that may impact human rights. By considering these (and other) factors, we ensure robust due diligence and risk assessments.

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To inform our assessment of potential human rights risks, we continually evolve our approach to incorporate emerging best practices and share our human rights practices with the broader business and human rights community. For example, we consider privacy, security, and human rights impacts in our Responsible AI Framework.
Our Board and management maintain oversight of human rights and enterprise risk matters through well-established governance processes.
The Public Policy Committee of our Board reviews and discusses with management public policy matters, such as matters related to human rights which encompasses privacy, security, AI governance, and legislative and government policy, among other areas. Our dedicated team of business and human rights professionals engages with executive leaders on topics such as strategies for, and our progress on, mitigating potential human rights harms.
Our Purpose Report and stakeholder engagement provide stockholders with meaningful insights about our human rights commitments and approach.
Accountability is core to Cisco’s human rights approach. As such, we share our Global Human Rights Policy publicly on our website and share information about our efforts to implement our human rights commitments annually in our Purpose Report(4) and through other communication channels.
Cisco regularly engages with external stakeholders and potentially affected groups or their legitimate representatives to inform our strategy. On our website, we share a list of stakeholders we regularly engage with(5). This engagement helps keep our approach informed and relevant.
Additionally, Cisco offers tailored human rights trainings and workshops for employees and internal partners that are most likely to encounter human rights considerations in their daily work. Employees also annually affirm their commitment to respecting human rights as part of Cisco’s Code of Business Conduct companywide training. This training embeds human rights awareness throughout our organization.
Cisco employees, customers, partners, vendors, suppliers, and other stakeholders can report human rights concerns using Cisco’s reporting options, including EthicsLine. The Cisco EthicsLine is available 24 hours a day, seven days a week in 27 languages. We have a strict policy prohibiting retaliation against employees for raising good-faith concerns, and aim to ensure that concerns are reported and addressed effectively.
Given our robust approach and broad commitment to respecting human rights, and to operating consistent with the UNGPs and internationally recognized human rights standards – as reflected by our existing relevant policies and procedures, due diligence and impact assessment processes, and publicly available information – the Board believes that the requested report would not provide meaningful additional benefit to stockholders.
(1)See Cisco’s Global Human Rights Policy, https://www.cisco.com/c/dam/assets/csr/pdf/Human-Rights-Policy.pdf.
(2)See Cisco’s Code of Business Conduct, https://investor.cisco.com/governance/Code-of-Business-Conduct/default.aspx.
(3)See Cisco’s Respecting the Rights of Vulnerable Groups Policy, https://www.cisco.com/c/dam/en_us/about/supplier-information/respecting-the-rights-of-vulnerable-groups-policy-external.pdf
(4)See Purpose Hub, https://www.cisco.com/c/m/en_us/about/purpose/reporting-hub/responsible-innovation/human-rights.html
(5)See Stakeholder Engagement, https://www.cisco.com/c/m/en_us/about/purpose/reporting-hub/governance/stakeholders.html
Vote Required
The affirmative vote of the holders of a majority of the votes properly cast (for the avoidance of doubt, abstentions and broker non-votes are not counted as votes cast for or against such matter) is required for approval of this proposal.
Recommendation of the Board of Directors
For all the reasons set forth above, the Board of Directors recommends a vote AGAINST Proposal No. 5.

Stockholder Proposals	79

Other Important Information About the Meeting

These proxy materials are provided in connection with the solicitation of proxies by Cisco’s Board for the Annual Meeting of Stockholders to be held at 8:00 a.m. Pacific Time on Tuesday, December 15, 2026, and at any adjournments or postponements of the annual meeting.

Proposal No.	Proposal	Board Recommendation	Voting Standard	Abstentions	Effect of Broker Non-Votes

1	Election of Directors	FOR each of the nominees	Majority of votes cast for each Director	No effect	No effect

2	Non-Binding Advisory Resolution to Approve Executive Compensation	FOR	Majority of votes cast	No effect	No effect

3	Ratification of Independent Registered Public Accounting Firm for Fiscal 2027	FOR	Majority of votes cast	No effect	Discretionary voting by broker permitted

4	Stockholder Proposal	AGAINST	Majority of votes cast	No effect	No effect

5	Stockholder Proposal	AGAINST	Majority of votes cast	No effect	No effect

Frequently Asked Questions Regarding the Meeting
How do I attend and participate in the annual meeting?
You are entitled to participate in the annual meeting if you were a stockholder of record or a beneficial owner of our common stock as of October 16, 2026, the record date, or you hold a valid legal proxy for the annual meeting.
The annual meeting will begin promptly at 8:00 a.m. Pacific Time on Tuesday, December 15, 2026. We encourage you to access the annual meeting prior to the start time. Online access will begin 15 minutes prior to the start of the annual meeting, at 7:45 a.m. Pacific Time.
This year’s annual meeting will only be accessible online through the Internet. We have worked to offer the same participation opportunities as if you attended the annual meeting in person. You will be able to attend, submit questions and vote your shares electronically during the annual meeting by visiting www.virtualshareholdermeeting.com/CSCO2026. To participate in the annual meeting at www.virtualshareholdermeeting.com/CSCO2026, you must enter the 16-digit control number found next to the label “Control Number” for postal mail recipients or within the body of the email sending you the Proxy Statement.
Further details on how to participate in the annual meeting can be found on our Investor Relations website at investor.cisco.com. We encourage you to check this website prior to the annual meeting if you plan to attend. We will also provide a live webcast of the annual meeting from our Investor Relations website at investor.cisco.com. A replay of the annual meeting, including the question and answer session, will be available on our Investor Relations website at investor.cisco.com after the meeting.

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How do I ask a question at the annual meeting?
This year’s question and answer session will include questions submitted by stockholders in advance of the meeting and questions submitted live during the annual meeting. If you wish to submit a question prior to the annual meeting, you may do so beginning one week in advance of the annual meeting, by logging in to www.proxyvote.com and entering your 16-digit control number. If you wish to submit a question during the annual meeting, you may do so by logging into the virtual meeting platform at www.virtualshareholdermeeting.com/CSCO2026, typing your question in the “Ask a Question” field, and clicking “Submit.” Questions pertinent to the annual meeting will be answered in the question and answer session during the annual meeting, subject to time constraints. Our Investors Relations team will reply to questions that cannot be answered during the annual meeting due to time constraints if the stockholder provides contact information as soon as practicable after the annual meeting.
What if I encounter technical difficulties accessing the annual meeting, and where can I find additional information about the annual meeting?
If you encounter any technical difficulties accessing the virtual annual meeting during the check-in or meeting time, we will have technicians available to assist you. Please call the technical support telephone numbers referenced on the log in page of www.virtualshareholdermeeting.com/CSCO2026. Additional information regarding the ability of stockholders to submit questions during the annual meeting, related rules of conduct, and other materials for the annual meeting will be available during the annual meeting at www.virtualshareholdermeeting.com/CSCO2026.
How do I register for online delivery of proxy materials?
We encourage stockholders to register for online delivery of stockholder materials via our Investor Relations website at investor.cisco.com. Navigate to “Resources & FAQs” via the menu at the top left-hand corner, and then to “Personal Investing” tab. Follow the instructions under the heading “Electronic Enrollment” to register and provide your consent for online delivery. Registering for online delivery of proxy materials supports our efforts to preserve natural resources by reducing mail.
Who is entitled to vote and how many votes do I have?
Only stockholders of record of Cisco common stock on October 16, 2026, the record date, will be entitled to vote at the annual meeting. Each holder of record will be entitled to one vote on each nominee for election to the Board and for each other matter presented at the annual meeting for each share of common stock held on the record date. Stockholders may not cumulate votes in the election of directors. On the record date, there were 3,936,980,098 shares of common stock issued and outstanding. For a period of ten (10) days ending on the day before the meeting date, stockholders may request an appointment to inspect a complete list of stockholders entitled to vote at the 2026 Annual Meeting of Stockholders for any purpose germane to the annual meeting by sending an email request to investor-relations@cisco.com.
What constitutes a “quorum” for the annual meeting?
The holders of a majority of the outstanding shares of common stock must be present or represented by proxy at the annual meeting in order to have a quorum. Abstentions and broker non-votes will be treated as shares present for the purpose of determining the presence of a quorum for the transaction of business at the annual meeting. A broker non-vote occurs when a bank, broker or other holder of record holding shares for a beneficial owner submits a proxy for the annual meeting but does not vote on a particular proposal because that holder does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner, except for Proposal No. 3. If the persons present or represented by proxy at the annual meeting constitute the holders of less than a majority of the outstanding shares of common stock as of the record date, the annual meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum.
What is the voting requirement to approve each of the proposals, and how are votes counted?
In the election of directors, a nominee will be elected if the votes cast “for” the nominee exceeds the votes properly cast “against” the nominee. The other proposals require the affirmative vote of the holders of a majority of the votes properly cast. Abstentions and broker non-votes are not counted as votes cast for or against a nominee or Proposal Nos. 2, 3, 4 or 5. The inspector of elections appointed for the annual meeting will separately tabulate affirmative and negative votes, abstentions, and broker non-votes.

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Other Important Information About the Meeting	81

What is the difference between holding shares as a registered stockholder, and as a beneficial owner of shares?
If your shares of common stock are registered directly in your name with our transfer agent, Computershare Trust Company, N.A, you are considered a “registered stockholder” of those shares. If your shares are held in an account at a bank, brokerage firm, or other similar organization, then you are a beneficial owner of shares held in “street name.” In that case, you will have received these proxy materials from the bank, brokerage firm, or other similar organization holding your account and, as a beneficial owner, you have the right to direct your bank, brokerage firm, or similar organization how to vote the shares held in your account.
How do I vote if I am a beneficial owner of shares?
If you are a beneficial owner of shares held in “street name,” you should provide specific instructions by completing and returning the voting instruction card from your broker, bank, or other similar organization or by following the instructions provided to you for voting your shares via telephone or the Internet. Without your instructions, your broker is not permitted to vote on your behalf on “non-routine” matters. For the annual meeting, only Proposal No. 3, the ratification of the selection of PricewaterhouseCoopers LLP as our independent auditor for fiscal 2027 is considered to be a routine matter. For your vote to be counted with respect to non-routine matters, you will need to communicate your voting decisions to your broker, bank, or other similar organization before the date of the annual meeting. All beneficial owners may also vote online during the annual meeting. You will need the 16-digit control number included on your voting instruction card to log in to the virtual meeting platform at www.proxyvote.com. Voting electronically online during the annual meeting will replace any previous votes.
How do I vote if I am a registered stockholder?
By Telephone or Internet. All registered stockholders can vote by telephone, by using the toll-free telephone number on their Notice or proxy card, or through the internet, at the web address provided and by using the procedures and instructions described on the Notice or proxy card. The telephone and internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to vote their shares, and to confirm that their instructions have been recorded properly. Voting electronically online during the annual meeting will replace any previous votes.
By Written Proxy. All registered stockholders who received paper copies of our proxy materials can also vote by written proxy card. If you are a registered stockholder and receive a Notice, you may request a written proxy card by following the instructions included in the Notice. If you sign and return your proxy card but do not mark any selections giving specific voting instructions, your shares represented by that proxy will be voted as recommended by the Board of Directors as follows:

FOR	Each of the nominees of the Board of Directors (Proposal No. 1)
FOR	The non-binding advisory resolution to approve executive compensation (Proposal No. 2)
FOR	The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending July 31, 2027 (Proposal No. 3)
AGAINST	The proposal submitted by a stockholder (Proposal No. 4)
AGAINST	The proposal submitted by a stockholder (Proposal No. 5)
IN THE DISCRETION OF PROXY HOLDERS	As to any other matters that may properly come before the annual meeting or any postponements or adjournments of the annual meeting
Whether or not you plan to attend and participate in the meeting, we encourage you to vote by proxy as soon as possible before the annual meeting. Your shares will be voted in accordance with your instructions.
Can I change my vote?
There are several ways in which you may revoke your proxy or change your voting instructions before the time of voting at the annual meeting:
●Vote again by telephone or at the internet website
●Transmit a revised proxy card or voting instruction card that is dated later than the prior one
●Registered stockholders may notify Cisco’s Secretary in writing that a prior proxy is revoked
●Vote online during the annual meeting

82	Cisco 2026 Proxy Statement

The latest-dated, timely, properly completed proxy that you submit, whether by mail, telephone, or the internet, will count as your vote. If a vote has been recorded for your shares and you subsequently submit a proxy card that is not properly signed and dated, then the previously recorded vote will stand.
Who pays for the solicitation of proxies?
Cisco will bear the entire cost of this solicitation of proxies, including the preparation, assembly, printing, and mailing of the Notice of Internet Availability of Proxy Materials, this Proxy Statement, the proxy and any additional solicitation material that Cisco may provide to stockholders. Copies of solicitation material will be provided to brokerage firms, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward the solicitation material to such beneficial owners. This solicitation is being made by mail and through the Internet, but also may be made by telephone or in person. In addition, Cisco has retained D.F. King & Co., Inc. to act as a proxy solicitor in conjunction with the annual meeting. Cisco has agreed to pay that firm an estimated fee of $25,000 plus additional fees for telephone solicitation of proxies, if needed, and its customary out-of-pocket expenses, for proxy solicitation services. Proxies may also be solicited on behalf of the Board by directors, officers or employees of Cisco by telephone or in person, or by email or through the Internet. Further, the original solicitation of proxies by mail may be supplemented by solicitation by telephone and other means by directors, officers and employees of Cisco. No additional compensation will be paid to these individuals for any such services.
What is “householding”?
The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called “householding”. Under this procedure, multiple stockholders who reside at the same address may receive a single copy of our annual report and proxy materials, including the Notice of Internet Availability of Proxy Materials, unless the affected stockholder has provided contrary instructions. This procedure reduces printing costs and postage fees.
A number of brokers with account holders who beneficially own our common stock will be “householding” our annual report and proxy materials, including the Notice of Internet Availability of Proxy Materials. A single Notice of Internet Availability of Proxy Materials and, if applicable, a single set of annual report and other proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. Stockholders may revoke their consent at any time by contacting Broadridge Financial Solutions, either by calling toll-free (866) 540-7095, or by writing to Broadridge Financial Solutions, Householding Department, 51 Mercedes Way, Edgewood, New York, 11717.
Upon written or oral request, Cisco will promptly deliver a separate copy of the Notice of Internet Availability of Proxy Materials and, if applicable, a separate set of the annual report and other proxy materials to any beneficial owner at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the Notice of Internet Availability of Proxy Materials and, if applicable, a separate set of the annual report and other proxy materials, you may write or call Cisco’s Investor Relations Department at Cisco Systems, Inc., 170 West Tasman Drive, San Jose, California 95134, Attention: Investor Relations, telephone (408) 227-2726.
Stockholders who share the same address and currently receive multiple copies of our Notice of Internet Availability of Proxy Materials or annual report and other proxy materials, who wish to receive only one set in the future, can contact their bank, broker or other holder of record to request information about householding.

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Other Important Information About the Meeting	83

Internet Availability of Proxy Materials
In accordance with the rules of the SEC, we are using the Internet as our primary means of furnishing proxy materials to stockholders. Consequently, most stockholders will not receive paper copies of our proxy materials. We will instead send these stockholders a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials, including our proxy statement and annual report, and voting via the Internet. The Notice of Internet Availability of Proxy Materials also provides information on how stockholders may obtain paper copies of our proxy materials if they so choose. This makes the proxy distribution process more efficient and less costly and helps conserve natural resources. If you previously elected to receive our proxy materials electronically, these materials will continue to be sent via email unless you change your election.
Form 10-K
Cisco will mail without charge, upon written request, a copy of Cisco’s Annual Report on Form 10-K for the fiscal year ended July 25, 2026, including the Consolidated Financial Statements and related notes, schedules and list of exhibits (and any exhibit specifically requested). Requests should be sent to: Cisco Systems, Inc., 170 West Tasman Drive, San Jose, California 95134, Attention: Investor Relations. The Annual Report on Form 10-K is also available on our Investor Relations website at investor.cisco.com.
Stockholder Proposals and Nominations for 2027 Annual Meeting of Stockholders
Requirements for Stockholder Proposals to Be Considered for Inclusion in Cisco’s Proxy Materials. Cisco stockholders may submit proposals on matters appropriate for stockholder action at meetings of Cisco’s stockholders in accordance with Rule 14a-8 promulgated under the Exchange Act. For such proposals to be included in Cisco’s proxy materials relating to its 2027 Annual Meeting of Stockholders, all applicable requirements of Rule 14a-8 must be satisfied and such proposals must be received by Cisco no later than July 1, 2027.
Such proposals should be delivered to Cisco Systems, Inc., Attention: Evan Sloves, Secretary, 170 West Tasman Drive, San Jose, California 95134 (and we encourage you to send a copy via email to CorporateSecretary@cisco.com), with a copy to Cisco Systems, Inc., Attention: Chief Legal Officer at the same address.
Requirements for Stockholder Proposals to be Brought Before the Annual Meeting. Cisco’s bylaws provide that, except in the case of proposals made in accordance with Rule 14a-8, for stockholder nominations to the Board or other proposals to be considered at an annual meeting of stockholders, the stockholder must have given timely notice thereof in writing to the Secretary of Cisco not less than sixty nor more than ninety calendar days prior to the anniversary of the date on which Cisco first mailed its proxy materials for its immediately preceding annual meeting of stockholders (as specified in Cisco’s proxy materials for its immediately preceding annual meeting of stockholders). To be timely for the 2027 Annual Meeting of Stockholders, a stockholder’s notice must be delivered or mailed to and received by Cisco’s Secretary at the principal executive offices of Cisco between July 31, 2027 and August 30, 2027. However, in the event that the annual meeting is called for a date that is not within sixty calendar days of the anniversary of the date on which the immediately preceding annual meeting of stockholders was called, to be timely, notice by the stockholder must be so received not later than the close of business on the tenth calendar day following the date on which public announcement of the date of the annual meeting is first made. In addition, to comply with Rule 14a-19 under the Exchange Act, the SEC’s universal proxy rule, if a stockholder intends to solicit proxies in support of director nominees submitted under the advance notice provisions of Cisco’s bylaws for next year’s annual meeting, then such stockholder must provide proper written notice that sets forth all the information required by Rule 14a-19 under the Exchange Act to Cisco’s Secretary subject to the requirements and deadlines above. The notice requirements under Rule 14a-19 are in addition to the applicable advance notice requirements under Cisco’s bylaws as described above. In no event will the public announcement of an adjournment of an annual meeting of stockholders commence a new time period for the giving of a stockholder’s notice as provided above. A stockholder’s notice to Cisco’s Secretary must set forth the information required by Cisco’s bylaws with respect to each matter the stockholder proposes to bring before the annual meeting.

84	Cisco 2026 Proxy Statement

Requirements to Submit Candidates for Nomination to be Elected at the Annual Meeting. To recommend a prospective nominee for the Nomination and Governance Committee’s consideration, submit the candidate’s name and qualifications to Cisco’s Secretary in writing to the following address: Cisco Systems, Inc., Attention: Evan Sloves, Secretary, 170 West Tasman Drive, San Jose, California 95134, with a copy to Cisco Systems, Inc., Attention: Chief Legal Officer at the same address. When submitting candidates for nomination to be elected at Cisco’s annual meeting of stockholders, stockholders must also follow the notice procedures and provide the information required by Cisco’s bylaws. In particular, for the Nomination and Governance Committee to consider a candidate recommended by a stockholder for nomination at the 2027 Annual Meeting of Stockholders, the recommendation must be delivered or mailed to and received by Cisco’s Secretary between July 31, 2027 and August 30, 2027 (or, if the 2027 Annual Meeting of Stockholders is called for a date that is not within sixty calendar days of the anniversary of the date of the 2026 Annual Meeting of Stockholders, by the close of business on the tenth calendar day following the day on which public announcement of the date of the 2027 Annual Meeting of Stockholders is first made). The recommendation must include the same information as is specified in Cisco’s bylaws for stockholder nominees to be considered at an annual meeting, including the following:
●The stockholder’s name and address and the beneficial owner, if any, on whose behalf the nomination is proposed;
●The stockholder’s reason for making the nomination at the annual meeting, and the signed consent of the nominee to serve if elected;
●The number of shares owned by, and any material interest of, the record owner and the beneficial owner, if any, on whose behalf the record owner is proposing the nominee;
●A description of any arrangements or understandings between the stockholder, the nominee and any other person regarding the nomination; and
●Information regarding the nominee that would be required to be included in Cisco’s proxy statement by the SEC rules, including the nominee’s age, business experience for the past five years and any directorships held by the nominee, including directorships held during the past five years.
●A representation that the stockholder proposing such business is a holder of record of stock of Cisco entitled to vote at such meeting and intends to appear in person (including virtually in the case of a meeting conducted solely by means of remote communication) or by proxy at the meeting to propose such business or nomination.
●A representation that such stockholder giving the notice intends to solicit the holders of shares representing at least 67% of the voting power of the shares entitled to vote on the election of directors in support of director nominees other than Cisco’s nominees in accordance with Rule 14a-19, and the name of each participant (as defined in Item 4 of the Exchange Act Schedule 14A) in such solicitation.
Requirements to Submit Candidates for Nomination and Inclusion in Cisco’s Proxy Materials. In accordance with the proxy access provisions of Cisco’s bylaws, an eligible stockholder, or a group of up to twenty (20) eligible stockholders, owning continuously for at least three (3) years a number of Cisco shares that constitutes at least three percent (3%) of Cisco’s outstanding shares and who continue to own such minimum shares through the date of the annual meeting of stockholders, is allowed to nominate for inclusion in Cisco’s proxy materials for such annual meeting of stockholders, director nominees constituting up to the greater of two individuals or 20% of the Board. The nomination notice and other materials required by these provisions must be delivered or mailed to and received by Cisco’s Secretary in writing between June 1, 2027 and July 1, 2027 (or, if the 2027 Annual Meeting of Stockholders is called for a date that is not within 30 calendar days of the anniversary of the date of the 2026 Annual Meeting of Stockholders, by the later of the close of business on the date that is 180 days prior to the date of the 2027 Annual Meeting of Stockholders or by the close of business on the tenth calendar day following the day on which public announcement of the date of the 2027 Annual Meeting of Stockholders is first made) at the following address: Cisco Systems, Inc., Attention: Evan Sloves, Secretary, 170 West Tasman Drive, San Jose, California 95134, with a copy to Cisco Systems, Inc., Attention: Chief Legal Officer, at the same address. When submitting nominees for inclusion in Cisco’s proxy materials pursuant to the proxy access provisions of Cisco’s bylaws, stockholders must follow the notice procedures and provide the information required by (and otherwise comply with) Cisco’s bylaws.
In addition, the proxy solicited by the Board for the 2027 Annual Meeting of Stockholders will confer discretionary authority to vote on (i) any proposal presented by a stockholder at such meeting for which Cisco has not been provided with notice on or prior to August 30, 2027 and (ii) any proposal made in accordance with the bylaw provisions, if the 2027 proxy statement briefly describes the matter and how management’s proxy holders intend to vote on it, if the stockholder does not comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act.

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Other Important Information About the Meeting	85

Other Matters
The Board knows of no other matters to be presented for stockholder action at the 2026 Annual Meeting of Stockholders. However, if other matters do properly come before such meeting or any adjournments or postponements thereof, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.
BY ORDER OF THE BOARD OF DIRECTORS
Evan Sloves
Secretary
San Jose, California
October 29, 2026

86	Cisco 2026 Proxy Statement

Appendix

Reconciliations of GAAP to Non-GAAP Measures
This Proxy Statement includes non-GAAP measures for operating margin, earnings per share, and free cash flow. These non-GAAP measures are not in accordance with, or an alternative for, measures prepared in accordance with generally accepted accounting principles (“GAAP”), and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Cisco believes that non-GAAP measures have limitations in that they do not reflect all of the amounts associated with Cisco’s results of operations as determined in accordance with GAAP and that these measures should only be used to evaluate Cisco’s results of operations in conjunction with the corresponding GAAP measures. Cisco believes that the presentation of non-GAAP measures when shown in conjunction with the corresponding GAAP measures, provides useful information to investors and management regarding financial and business trends relating to its financial condition and its historical and projected results of operations.
The non-GAAP financial measures described above are defined as follows:
●Non-GAAP Operating Income and Operating Margin: Cisco defines Non-GAAP Operating Income as Operating Income excluding share-based compensation expense, amortization of acquisition-related intangible assets, acquisition/divestiture-related costs, significant litigation settlements and other contingencies (such as legal dispute with supplier and supplier remediation charge (adjustment)), and significant asset impairments and restructurings. Non-GAAP Operating Margin is non-GAAP Operating Income divided by revenue.
●Non-GAAP Earnings Per Share: Cisco defines Non-GAAP Earnings Per Share as Net Income, excluding share-based compensation expense, amortization of acquisition-related intangible assets, acquisition/divestiture-related costs, significant litigation settlements and other contingencies (such as legal dispute with supplier and supplier remediation charge (adjustment)), significant asset impairments and restructurings, and (gains) and losses on investments, net of the income tax effect of these non-GAAP adjustments, and significant tax matters, divided by the weighted average diluted shares outstanding.
●Free Cash Flow: Cisco defines Free Cash Flow as cash flow from operating activities less capital expenditures, which are defined as acquisitions of property and equipment.
Please see the tables below for the reconciliation of the following non‑GAAP measures included in this Proxy Statement to the most directly comparable financial measures calculated and presented in accordance with GAAP as reported in Cisco’s Annual Report on Form 10-K for its fiscal year ended July 25, 2026.

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Appendix	87

Operating Income, Operating Margin and Earnings Per Share
(In millions, except per share amounts and percentages)

	Fiscal Years Ended				2026 vs. 2025 Year Over Year Change
	July 25, 2026		July 26, 2025
	Operating Income	EPS	Operating Income	EPS	Operating Income	EPS
GAAP amount	$15,368	$3.33	$11,760	$2.55	31%	31%
% of revenue	24.3%		20.8%		350pts
Adjustments to GAAP amounts:
Share-based compensation expense	3,770	0.95	3,603	0.90
Amortization of acquisition-related intangible assets	1,834	0.46	2,179	0.55
Acquisition/divestiture-related costs	375	0.09	857	0.21
Legal dispute with supplier	—	—	355	0.09
Supplier component remediation charge (adjustment)	—	—	(7)	—
Significant asset impairments and restructurings	693	0.17	744	0.19
(Gains) and losses on investments	—	(0.35)	—	(0.05)
Income tax effect/significant tax matters		(0.32)		(0.63)
Non-GAAP amount	$22,040	$4.33	$19,491	$3.81	13%	14%
% of revenue	34.8%		34.4%		40pts
Amounts may not sum and percentages may not recalculate due to rounding.
Cash Flow from Operating Activities to Free Cash Flow
(In millions, except percentages)

Fiscal Year Ended	July 25, 2026
Cash Flow from Operating Activities	$14,177
Capital Expenditures*	(1,410)
Free Cash Flow	$12,767

Capital Returned to Shareholders	$12,659
Free Cash Flow Returned to Shareholders	99%
*    Capital expenditures for the indicated periods are from the "Acquisition of property and equipment" of Cisco's Consolidated Statements of Cash Flows.

88	Cisco 2026 Proxy Statement

Americas Headquarters

San Jose, CA, USA

Asia Pacific Headquarters

Singapore

Europe Headquarters

Amsterdam, The Netherlands

Cisco has approximately 300 offices worldwide. Addresses, phone numbers, and fax numbers are listed on the Cisco website at www.cisco.com/go/offices.

CISCO SYSTEMS, INC.
C/O PROXY SERVICES
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SCAN TO
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VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on December 14, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/CSCO2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

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T03743-P56454

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CISCO SYSTEMS, INC.

The Board of Directors recommends you vote FOR Proposal 1:

1. Election of Directors.

Nominees:

	For	Against	Abstain
1a. Michael D. Capellas	☐	☐	☐
1b. Mark Garrett	☐	☐	☐
1c. John D. Harris II	☐	☐	☐
1d. Dr. Kristina M. Johnson	☐	☐	☐
1e. Sarah Rae Murphy	☐	☐	☐
1f. Girish D. Rishi	☐	☐	☐
1g. Charles H. Robbins	☐	☐	☐
1h. Peter A. Shimer	☐	☐	☐
1i. Marianna Tessel	☐	☐	☐
1j. Kevin Weil	☐	☐	☐

The Board of Directors recommends you vote FOR Proposals 2 and 3:	For	Against	Abstain
2. Approval, on an advisory basis, of executive compensation.	☐	☐	☐
3. Ratification of PricewaterhouseCoopers LLP as Cisco's independent registered public accounting firm for fiscal 2027.	☐	☐	☐

The Board of Directors recommends you vote AGAINST Proposals 4 and 5:	For	Against	Abstain
4. Stockholder Proposal - Approval to request a report relating to the benefits, costs and risks of Cisco's charitable support.	☐	☐	☐
5. Stockholder Proposal - Approval to request an independent third-party Human Rights Impact Assessment evaluating certain human rights risks and impacts.	☐	☐	☐

To act upon such other matters as may properly come before the annual meeting or any adjournment or postponement thereof.

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

T03744-P56454

CISCO

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned revokes all previous proxies, acknowledges receipt of the notice of the stockholders' annual meeting to be held December 15, 2026 and the proxy statement, and appoints Charles H. Robbins and Evan Sloves or either of them as the proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of Cisco Systems, Inc. that the undersigned is entitled to vote, either on his or her own behalf or on behalf of an entity or entities, at the Annual Meeting of Stockholders of Cisco to be held on December 15, 2026 at 8:00 a.m. Pacific Time, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat.

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AS SPECIFIED. IF NO CHOICE IS SPECIFIED, THEN THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE TEN NOMINEES NOTED HEREON TO THE BOARD OF DIRECTORS, FOR PROPOSALS 2 AND 3, AND AGAINST PROPOSALS 4 AND 5. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Continued and to be signed on reverse side